As filed with the Securities and Exchange Commission on April 28, 2006

Registration No. 333-83413

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

  REGISTRATION STATEMENT
  UNDER
  THE SECURITIES ACT OF 1933  ☒

  POST-EFFECTIVE AMENDMENT NO. 10

  AND/OR

  REGISTRATION STATEMENT

  UNDER

  THE INVESTMENT COMPANY ACT OF 1940  ☒

AMENDMENT NO. 6

  SEPARATE ACCOUNT NO. 3

(Exact name of registrant)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

(Name of depositor)

320 Park Avenue New York, New York 10022

(Address of Depositor's Principal Executive Offices)

Depositor's telephone number, including area code: 1-212-224-1600

Thomas L. Martin
Senior Vice President and Associate General Counsel
Mutual of America Life Insurance Company
320 Park Avenue
New York, New York 10022-6839

(Name and address of agent for service)

Approximate date of proposed public offering:
As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

☐  immediately upon filing pursuant to paragraph (b)

☒  on May 1, 2006 pursuant to paragraph (b)

☐  60 days after filing pursuant to paragraph (a)

☐  on (date) pursuant to paragraph (a) of Rule 485

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
Cross-Reference SheetPART A: INFORMATION REQUIRED IN A PROSPECTUS

	Item No.	Caption or Location in Prospectus
1.	Front and Back Cover Pages	Cover Page; Back Cover Page

2.	Risk/Benefit Summary: Benefits and Risks	Introduction and Summary

3.	Risk/Benefit Summary:	Tables of Charges Fee Table

4.	General Description of Registrant, Depositor and Portfolio Companies	About Mutual of America and Our Separate
Account No. 3; Underlying Funds in which Our Separate Account Invests; Your Voting Rights for Meetings of the Underlying Funds; Funding and Other Changes We May Make

5.	Charges	Charges and Deductions You Will Pay

6.	General Description of Contracts	Purchase of a Policy; Payment of Premiums; Administrative Matters; Where to Contact Us and Give Us Instructions

7.	Premiums	Payment of Premiums

8.	Death Benefits and Contract Values	Insurance Benefits Upon Death of Insured Person

9.	Surrenders, Partial Surrenders, and Partial Withdrawals	Access to Your Account Balance; How to Contact Us and Give Us Instructions

10.	Loans	Access to Your Account Balance—Policy Loans

11.	Lapse and Reinstatement	Payment of Premiums—Policy Lapse and Reinstatement

12.	Taxes	Federal Tax Considerations

13.	Legal Proceedings	Other Information—Legal Proceedings

14.	Financial Statements	Other Information—Financial Statements

PART B: INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Caption or Location in Statement of Additional Information
15.	Cover Page and Table of Contents	Cover Page

16.	General Information and History	General Information and History

17.	Services	Not applicable

18.	Premiums	Premiums

19.	Additional Information About Operation of Contracts and Registrant	Additional Information About Operation of Policies and Registrant

20.	Underwriters	Distribution of the Policies

21.	Additional Information About Charges	Additional Information About Charges

22.	Lapse and Reinstatement	Not Applicable

23.	Loans	Loans

24.	Financial Statements	Financial Statements

25.	Performance Data	Yield and Performance Information

26.	Illustrations	Not Applicable

  Prospectuses  of MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

VARIABLE UNIVERSAL LIFE INSURANCE POLICY

This should be read together with the Prospectuses of

MUTUAL OF AMERICA INVESTMENT CORPORATION

EQUITY INDEX FUND

ALL AMERICA FUND

SMALL CAP VALUE FUND

SMALL CAP GROWTH FUND

MID CAP VALUE FUND

MID-CAP EQUITY INDEX FUND

AGGRESSIVE EQUITY FUND

COMPOSITE FUND

CONSERVATIVE ALLOCATION FUND

MODERATE ALLOCATION FUND

AGGRESSIVE ALLOCATION FUND

MONEY MARKET FUND

SHORT-TERM BOND FUND

MID-TERM BOND FUND

BOND FUND

FIDELITY INVESTMENTS® VARIABLE INSURANCE PRODUCTS FUNDS:

EQUITY-INCOME PORTFOLIO

ASSET MANAGER(SM) PORTFOLIO

CONTRAFUND® PORTFOLIO

MID CAP PORTFOLIO

VANGUARD VARIABLE INSURANCE FUND:

DIVERSIFIED VALUE PORTFOLIO

INTERNATIONAL PORTFOLIO

DWS VARIABLE SERIES I:

BOND VIP

CAPITAL GROWTH VIP

INTERNATIONAL VIP

OPPENHEIMER MAIN STREET FUND®/VA

AMERICAN CENTURY VP CAPITAL APPRECIATION FUND

CALVERT SOCIAL BALANCED PORTFOLIO

Variable Life

May 1, 2006

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

Our privacy policy is on the inside
back cover page of this booklet.

PROSPECTUS

Variable Universal Life Insurance Policies

Issued By

Mutual of America Life Insurance Company

320 Park Avenue, New York, New York 10022-6839
Through its

Separate Account No. 3

The Policies—We offer variable universal life insurance policies (Policies), without a sales charge. The Policies are designed to provide you with life insurance protection, while giving you flexibility in the timing and amount of premiums you pay. You also have some flexibility in the amount of insurance coverage available to you.

In this Prospectus, a Policyowner or you means a person to whom we have issued a Policy. The purchase of a Policy as a replacement for any existing insurance coverage you have may not be advisable.

Investment Alternatives for Your Account Balance—You may allocate your Account Balance to any of the Funds of Mutual of America Separate Account No. 3 (the Separate Account) or to our General Account. You may transfer all or any part of your Account Balance among the Funds of the Separate Account at any time, without charge.

The Separate Account Funds invest in similarly named funds or portfolios of mutual funds (the Underlying Funds), which will have varying investment returns and performance. The Underlying Funds currently are:

•  Mutual of America Investment Corporation: Equity Index, All America, Mid-Cap Equity Index, Small Cap Value, Small-Cap Growth, Mid Cap Value, Aggressive Equity, Composite, Bond, Mid-Term Bond, Short-Term Bond, Money Market, Aggressive Allocation, Moderate Allocation and Conservative Allocation Funds;

•  DWS Variable Series I*: Capital Growth VIP, Bond VIP and International VIP;

•  Fidelity Investments® Variable Insurance Products ("Fidelity VIP") Funds: Mid Cap, Equity-Income, Contrafund® and Asset Manager(SM) Portfolios;

•  Calvert Variable Series, Inc.: Calvert Social Balanced Portfolio;

•  American Century Variable Portfolios, Inc.: American Century VP Capital Appreciation Fund;

•  Oppenheimer Funds: Oppenheimer Main Street Fund® V/A; and

•  Vanguard Variable Insurance Fund: Diversified Value Portfolio and International Portfolio.

We do not guarantee the investment performance of any Separate Account Fund. You bear the entire investment risk, including the risk of a decline in value, for amounts you allocate to a Separate Account Fund.

We pay a fixed rate of interest on your Account Balance in our General Account, and we change the rate from time to time. This Prospectus describes the Separate Account Fund Investment Alternatives, but there is a brief description of the General Account under the heading "Our General Account".

Statement of Additional Information—You may obtain at no charge a Statement of Additional Information (an SAI), dated the same date as this Prospectus, with additional information about the Policies and the Separate Account by writing to us at the address at the top of this page or by calling 1-800-468-3785. We file the SAI with the Securities and Exchange Commission and the SAI is incorporated into this Prospectus by reference.

Prospectuses—You should read this Prospectus carefully before you purchase a Policy, and you should keep it for future reference. This Prospectus is distributed with the prospectuses for the Underlying Funds, which you also should read before you purchase a Policy. We distribute the prospectuses for the Underlying Funds with this Prospectus and you should read them for complete information on the Underlying Funds. If you cannot locate the prospectuses of the Underlying Funds, which are bound together in one book, please write to us at the address at the top of this page or call 1-800-468-3785 to request one.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

*Formerly known as Scudder Variable Series I.

Dated: May 1, 2006

This Prospectus does not constitute an offering in any jurisdiction in which we may not lawfully offer the Policies for sale. We have not authorized any person to give any information or to make any representations in connection with this offering other than those in this Prospectus. If any person gives or makes any unauthorized information or representations to you, you must not rely on them in making your decision of whether or not to purchase a policy.

(This page has been left blank intentionally.)

INTRODUCTION AND SUMMARY

The discussion below is a summary of the Policy and of the benefits and risks of purchasing a Policy. The references in the Summary direct you to particular sections in the Prospectus where you will find more detailed explanations. You will find definitions under "Definitions We Use in This Prospectus".

The Policy We Offer

The Policy is a variable universal life insurance policy. It enables you, within certain limits, to accommodate changes in your insurance needs and changes in your financial condition. Refer to "Purchase of a Policy".

As a life insurance policy, the Policy provides for:

•  a death benefit, based either on the Face Amount of the Policy, or on the Face Amount of the Policy plus the Account Balance, depending on the type of Basic Death Benefit Plan you select for your Policy,

•  Policy Loans,

•  a variety of death proceeds payment options, and

•  other features traditionally associated with life insurance, such as optional supplemental benefits.

As a variable universal life policy, the Policy provides for:

•  an Account Balance that varies based on the Investment Alternatives you select,

•  allocation of your premiums and transfer of your Account Balance among the Investment Alternatives, and

•  flexibility in the timing and amount of premium payments and, subject to certain restrictions, the amount of insurance coverage.

Policy Loans, partial withdrawals of your Account Balance or not paying scheduled premiums will increase the risk your Policy will lapse.

We may issue a Policy to you only if your state's insurance department has approved our policy form and we may legally sell the Policy to you.

Your Premium Payments

We will provide you with an amount of scheduled premiums, based on the initial Face Amount you select. We will send you premium notices for scheduled premiums, unless you have authorized withdrawals from your bank account or other account or unless premiums are payable under a Payroll Deduction Program.

You may adjust the timing and amount of your premium payments to suit your individual circumstances, within certain limits. You may pay unscheduled premiums, skip scheduled premiums, or increase or decrease your scheduled premium. Each scheduled or unscheduled premium must be at least $50, except that there is no minimum scheduled premium for Policies with a Payroll Deduction Rider. Refer to "Payment of Premiums".

Choice of Basic Death Benefit Plan

You may choose as your Basic Death Benefit Plan either a Face Amount Plan or a Face Amount Plus Plan. The Face Amount Plan generally provides a level death benefit equal to the Face Amount, and the Face Amount Plus Plan provides for a death benefit that is equal to the Face Amount plus your Account Balance. As a consequence, the death benefit under a Face Amount Plus Plan varies. Subject to certain restrictions, you may change from one Plan to the other while the insured is still living. We pay a death benefit to the beneficiary upon the death of the insured person under the Policy. Refer to "Insurance Benefits Upon Death of Insured Person".

Supplemental Benefits by Rider to Policy

We may make available one or more supplemental insurance benefits under your Policy, each by the addition of a rider you select for which you would pay an additional monthly cost. These benefits are an accidental death benefit and a children's term rider for your minor children. Refer to "Purchase of a Policy — Supplemental Insurance Benefits".

Investment Alternatives for Your Account Balance

You may allocate your premiums among the Investment Alternatives. You may change your allocation instructions at any time for future premiums. You may transfer all or part of your Account Balance among the available Investment Alternatives at any time. Refer to "Access to Your Account Balance".

The General Account. We pay interest on the portion of your Account Balance you allocate to our General Account, at an effective annual yield equal to or greater than the minimum rate, if any, set forth in your Policy. In our discretion, we may change the current rate of interest from time to time. We have the full investment risk for amounts you allocate to the General Account. We sometimes refer to the General Account Investment Alternative as the Interest Accumulation Account.

This Prospectus serves as a disclosure document for the Separate Account Investment Alternatives under the Policies. Refer to "Our General Account" for a brief description of the General Account.

The Separate Account. The Separate Account has Funds, or sub-accounts. The name of each Fund corresponds to the name of its Underlying Fund. When you allocate premiums or make transfer of your Account Balance to a Separate Account Fund, the Fund purchases shares in its Underlying Fund. A Separate Account Fund is called a "variable option", because you have the investment risk that your Account Balance in the Fund will increase or decrease based on the investment performance of the Underlying Fund.

The Separate Account Investment Alternatives include twenty-seven underlying funds which have different investment objectives, policies, expenses and risks. You should refer to "Underlying Funds in which our Separate Account Invests" for more information about the Underlying Funds' investment objectives, and to the prospectuses of the Underlying Funds that are attached to this Prospectus for detailed information about their investment strategies and expenses.

Expenses of the Underlying Funds. A Separate Account Fund's value is based on the shares it owns of the Underlying Fund. As a result, the investment management fees and other expenses the Underlying Funds pay will impact the value of the Separate Account Funds. You should refer to the attached prospectuses of the Underlying Funds for a complete description of their expenses and deductions from net assets.

Charges Under Your Policy

Separate Account and Monthly Charges. We deduct several charges from the net assets of each Separate Account Fund and we deduct certain monthly charges directly from your Account Balance. Refer to "Tables of Charges" and "Charges and Deductions You Will Pay".

Cost of insurance rates will depend on the age of the insured person at the beginning of the most recent Policy Year and whether the insured person is a smoker or non-smoker and in a standard or substandard premium class. For Policies without a Payroll Deduction Rider, the gender of the insured person will impact cost of insurance rates, with different rates for men and women. For Policies with a Payroll Deduction Rider, cost of insurance rates are the same for men and women (unisex).

Partial Withdrawals and Surrender of Policy; Transfers of Account Balance

You may make partial withdrawals of your Account Balance (minus any Policy Loans) or surrender the Policy and receive the Surrender Proceeds due under the Policy. You may take any of these actions prior to the Maturity Date of the Policy when the insured person is still living. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you. Refer to "Access to Your Account Balance".

You may transfer all or a portion of your Account Balance among the Investment Alternatives. Refer to "Access to Your Account Balance — Your Right to Transfer Among Investment Alternatives".

We currently do not assess a charge for transfers or withdrawals under the Policies. We reserve the right, however, to impose a charge for transfers or withdrawals in the future.

You will be taxed on the amount of a withdrawal to the extent it exceeds your investment in the Policy. A partial withdrawal may cause your Policy to be treated as a modified endowment contract, and special tax rules would then apply to future withdrawals. Refer to "Federal Tax Considerations"

Your Right to Borrow From The Policy

You may borrow up to 95% of your Account Balance in the General Account, minus any existing Policy Loans. Each Policy Loan must be for at least $500, and you must assign the Policy to us as collateral. We will charge you interest on the Policy Loan, and we may change the interest rate from time to time. We deduct any Policy Loans from the amount otherwise due you upon the surrender or maturity of the Policy or from the death proceeds due upon the death of the insured person. Refer to "Access to Your Account Balance — Policy Loans".

Purpose of Policy; Negative Investment Performance and Possibility of Lapse

You should consider that our Policy is intended to provide you with long-term insurance coverage. It is not suitable for your short-term savings needs.

If you pay premiums greater than the limits permitted under tax law provisions, your Policy will be deemed to be a type of savings plan. This means that when you make a withdrawal or take a Policy loan for tax purposes you would be treated as receiving earnings first and then a return of your premiums. See "Federal Tax Considerations" below.

Your Account Balance will increase or decrease based on the performance of the Investment Alternatives to which you allocate your Account Balance. Your Policy may lapse, or you may have to make unscheduled premium payments, if your Account Balance declines from unfavorable investment performance of the Underlying Funds and your Account Balance is not sufficient to pay the charges then due under your Policy. For a Policy with a Face Amount Plan, we assess cost of insurance charges against the amount of life insurance the Policy provides minus your Account Balance. As a result, your total cost of insurance charges (but not the rate) will increase when your Account Balance declines due to unfavorable investment performance.

Accelerated Benefit for Terminal Illness

Depending on the laws of your state, an Accelerated Benefit may be available under your Policy or by rider to the Policy. Under this Benefit, you may receive a portion of the Death Proceeds that would be payable if the insured person died. The Accelerated Benefit is available only when the insured is determined to have less than one year to live. We will deduct from the Accelerated Benefit an administrative fee of up to $250 at the time we pay the Benefit. Refer to "Access to Your Account Balance — Accelerated Benefit for Terminal Illness" and "Charges and Deductions You Will Pay — Accelerated Benefit Fee".

Your Initial Right to Return Policy

For a period of 10 days after you receive your Policy (or a longer period if required by applicable state law when you purchase a Policy by direct mail or as a replacement policy), you may return it and have premiums you paid returned. Refer to "Purchase of a Policy — Policy Issue".

Federal Tax Considerations

For purposes of Federal income taxation, you are treated as not receiving your Account Balance until you take a distribution from the Policy. As a consequence, you do not pay taxes on the investment income and interest credited to your Account Balance until you withdraw all or a portion of your Account Balance. This information about Federal taxation is based on our belief that a Policy we issue on a standard premium class basis should meet the Code's definition of a life insurance contract. There is less guidance available to determine whether a Policy issued on a substandard premium class basis would satisfy that definition.

Distributions under the Policy. Your tax treatment for Policy withdrawals and loans depends on whether or not your Policy is a "Modified Endowment Contract". Your Policy may be treated as a special type of life insurance called a "Modified Endowment Contract", if the cumulative premiums you have paid are considered, under the Code, to be too large compared to the death benefit payable. The Code imposes an annual limit on premiums, calculated on a cumulative basis, that can be paid into a Policy during the first seven years, or during the seven years after a material change to the Policy.

If your Policy is not a Modified Endowment Contract:

•  distributions are treated first as a return of investment (premiums) in the Policy and then a disbursement of taxable income;

•  Policy Loans are not treated as distributions; and

•  neither distributions nor Policy Loans are subject to the 10% penalty tax.

If your Policy is a Modified Endowment Contract:

•  all pre-death distributions, including Policy Loans, are treated first as a distribution of taxable income and then as a return of investment (premiums) in the Policy; and

•  if you have not reached the age of 59 1/2, a distribution usually is subject to a 10% penalty tax.

If you send us a premium that would cause your Policy to become a Modified Endowment Contract, we will notify you. Our notice will state that unless you request a refund of the excess premium, your Policy will become a Modified Endowment Contract. Refer to "Federal Tax Considerations".

Death Benefits. Your beneficiary receives death benefits payable under the Policy free from Federal income tax, except in limited circumstances. If you are the Policyowner and also the insured person, the death benefit amount will be included in your estate in most circumstances.

TABLES OF CHARGES

The following tables describe the fees and expenses that you will pay when purchasing, owning and surrendering a Policy.

I.  Transaction Expenses. This table describes fees and expenses you will pay when you buy a Policy, surrender a Policy or transfer your Account Balance among Investment Alternatives.

	When Deducted	Amount Deducted
Sales Load on Premiums	not applicable	0%
Premium Taxes	each premium payment(1)	4	%(1)
Deferred Sales Load	not applicable	0%
Surrender Fees	not applicable	0%
Transfer Fees	not applicable	0%
Accelerated Death Benefit Fee	when benefit paid	$250

(1)  We currently do not deduct state premium taxes but reserve the right to deduct premium taxes from future premium payments. State premium taxes vary and generally are between 2%-4%.

II.  Periodic Expenses. This table describes the fees and expenses you will pay periodically during the time that you own a Policy, not including Underlying Fund fees and expenses.

	When Deducted	Guaranteed Amount Deducted	Current Amount Deducted
Cost of Insurance Charges(2)

Minimum and Maximum (per $1,000 of coverage)	Issue Date and each following Monthly Anniversary Day	Maximum: $83.33 per month (age 99) Minimum: $.06 per month	Maximum: $83.20 per month (age 99) Minimum: $.04 per month

Charge for a 35 year old non-smoker male/female in a payroll deduct program (unisex rates)	Issue Date and each following Monthly Anniversary Day	$.18 per month per $1,000 of coverage	$.14 per month per $1,000 of coverage

Accidental Death Benefit Rider	Issue Date and each following Monthly Anniversary Day	Maximum: $.10 per month per $1,000 of coverage	$.10 per month per $1,000 of coverage

Children's Term Insurance Rider	Issue Date and each following Monthly Anniversary Day	Maximum: $.60 per month per $1,000 of coverage	$.60 per month per $1,000 of coverage

Monthly Administrative Charge	Issue Date and each following Monthly Anniversary Day	Maximum: $10 per month	$2 or 1/12 of 1% of Account Balance if less; waived if Account Balance is less than $300

Net Loan Interest	Due at end of each Policy Month(3)	2%(4)	2%(4)

(2)  Cost of insurance rates will vary depending on the insured's age and smoking status and, for non-payroll deduct programs, also the insured's gender. The charges shown may not be representative of the charges that a particular Policyowner would pay. For information regarding the actual cost of insurance rates that will apply to you, please call our toll free number, 1-888-844-5516.

(3)  We do not deduct Policy Loan interest from your Account Balance. If you do not pay Policy Loan interest, it is added to, and becomes part of, the Policy Loan.

(4)  This rate is a net rate. The Policy Loan interest rate is 2% higher than the rate we credit to your Account Balance held in the General Account as collateral for the loan.

II.  Periodic Expenses. (continued)

	When Deducted	Maximum Amount Deducted	Current Amount Deducted
Separate Account Annual Expenses (as a percentage of average net assets)
Expense Risk Fee	Separate Account	.15%	.15%
Mortality Risk Fee	expenses are	.70%	.35%
Administrative Charge	deducted on a	.65%	.40	%(5)
Total Separate Account Annual Expenses	daily basis at an annualized rate	1.50%	.90%

(5)  The investment adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of .25% for administrative expenses, and the transfer agent and distributor for the Fidelity VIP Funds reimburse us at an annual rate of .10% for certain services we provide. We reduce the .40% administrative charges for the corresponding Separate Account Funds to the extent we receive reimbursements, so that the administrative charge for the American Century Fund is .15% and for the Fidelity VIP Funds is .30%.

III.  Underlying Fund Expenses. This table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own a Policy. (Underlying Fund expenses generally vary from year to year.) None of the Underlying Funds imposes a Rule 12b-1 fee or other distribution fee. You should refer to the prospectus of each Underlying Fund for more details concerning the Underlying Fund's fees and expenses.

	Minimum	Maximum
Total Annual Underlying Fund Operating Expenses (expenses deducted from Underlying Fund assets, including management fees and other expenses, as a percentage of average net assets)
Before reimbursement(6)	.19%	1.02%

(6)  The investment adviser for the Investment Company had contractually agreed beginning as of January 1, 2003 to limit the expenses of each Investment Company Fund (excluding taxes, brokerage commissions, extraordinary expenses and other fees related to portfolio transactions) to its investment advisory fee. This obligation remained in effect for the year 2005 and, as a result of the Adviser's written notice of termination under the terms of the Agreement as amended, it is terminated effective May 1, 2006.

PURCHASE OF A POLICY

Customer Identification

We will require information from you necessary to properly identify owners of Contracts as required by the USA PATRIOT Act of 2001 and other applicable laws and regulations.

In order to comply with Federal laws and regulations to prevent the funding of terrorism and money laundering activities, we may refuse to accept an initial Premium or issue a Policy or effect subsequent transactions, including accepting additional payments. These actions will be taken at our sole discretion or when we are required or compelled to do so by a government authority or applicable law.

Policy Issue

An applicant must submit to us a completed application for a Policy. The minimum Face Amount for a Policy is $25,000, except that the minimum Face Amount is $5,000 for any Policy with a Payroll Deduction Rider. We reserve the right to decline to issue a Policy with a Face Amount of more than $1 million, and we may refuse to issue a Policy or accept premiums because of anti-money laundering laws or other legal requirements.

An employee participating in a Payroll Deduction Program may apply for insurance for his or her spouse and minor children, or the spouse and minor children may apply as owners of Policies. All Policies we issue in connection with a Payroll Deduction Program will have a Payroll Deduction Rider.

Before issuing a Policy, we will require evidence of insurability satisfactory to us.

•  If the person to be insured is age 50 or younger and the Policy would have a Face Amount of $100,000 or less, we ordinarily will determine insurability based on information from the application.

•  We usually will require a medical examination for a Policy with a Face Amount above $100,000 or if the person to be insured is age 66 or older.

We may use outside sources to verify information contained in the application. A person who does not meet standard underwriting requirements still may be eligible to purchase a Policy, but we will increase the cost of insurance charges on the Policy to reflect the additional mortality risks we assume in insuring a person who is a "substandard risk". A person who is a "substandard risk" has a greater mortality risk based on information provided to us.

For applications under a Payroll Deduction Program, we may use group underwriting standards based on the nature of the employer's business and the percentage of employees participating in the Program. Group underwriting standards provide for guaranteed issue of a Policy in certain circumstances.

We will issue a Policy following our determination of the insurability and rating class of the person to be insured and our approval of the application. The Policy generally will be effective on the date our underwriting requirements have been met and we receive the first scheduled premium payment. The Policy Specification Pages of your Policy will show the Policy Issue Date.

Right to Examine Policy. You have a right to examine the Policy. If, for any reason, you are not satisfied with the Policy, you may cancel it by returning it to us within 10 days after you receive it, along with a written request for cancellation. Upon cancellation, we will refund any premiums that were paid on the Policy. Some states may require us to provide you with a longer period to examine the Policy. For example, you may have up to 30 days if you purchased the Policy in response to a direct mailing or the Policy is replacing another life insurance policy.

Availability of Policy. This Prospectus is an offer to sell you a Policy only if you live in a state or jurisdiction where the insurance department has approved sales of the Policy.

Basic Death Benefit Plan

In your application for a Policy, you will choose a Basic Death Benefit Plan. You have the option of either a Face Amount Plan or a Face Amount Plus Plan. See "Insurance Benefits Upon Death of Insured Person".

Under a Face Amount Plan:

•  the death benefit generally will be the Face Amount, and

•  premiums you pay and increases in your Account Balance from investment performance of the Funds will reduce the amount for which we are "at risk" in providing insurance coverage and on which we impose cost of insurance charges (See "Charges and Deductions You Will Pay").

Under a Face Amount Plus Plan:

•  the death benefit generally will be the Face Amount PLUS the Account Balance, and

•  premiums you pay and increases in your Account Balance from investment performance of the Funds will increase the death benefit while leaving unchanged the amount for which we are at risk and on which you must pay cost of insurance charges.

Change of Basic Death Benefit Plan. You may request a change in your Basic Death Benefit plan. When we make the change, the Basic Death Benefit payable on the effective date of the change is the same as it would have been without the requested change, as follows:

•  if you have a Face Amount Plan, you can change it to a Face Amount Plus Plan, which will decrease your Policy's Face Amount by the amount of the Account Balance; and

•  if you have a Face Amount Plus Plan, you may be able to change it to a Face Amount Plan, which would increase your Policy's Face Amount by the amount of the Account Balance, except that we may require current evidence of insurability prior to approving a change from a Face Amount Plus Plan to a Face Amount Plan.

A change in Basic Death Benefit plan will become effective as of the first Monthly Anniversary Day on or after we receive at our Processing Office your Written Request (which, in the case of a change that would increase your Policy's Face Amount, may include evidence acceptable to us of current insurability).

Supplemental Insurance Benefits

We may make one or more supplemental insurance benefits available by rider to your Policy, including accidental death coverage and coverage for children of an insured person. Currently, supplemental insurance benefits are available only for Policies with Payroll Deduction Riders. We will charge you a monthly cost for any supplemental insurance benefits you select. See "Charges and Deductions You Will Pay — Supplemental Insurance Benefits Fee".

Under an accidental death benefit rider, if the insured person dies as a result of an accidental bodily injury, we will pay an accidental death benefit equal to the initial Face Amount of the Policy, up to a maximum of $200,000.

You may obtain insurance for all your unmarried dependent children between 14 days and 18 years of age under a children's term rider. If this rider is in effect, we automatically insure each additional child when such child has attained the age of 14 days at no increase in premium. Insurance continues to age 21 of the child or to age 65 of the primary insured, whichever is earlier. Upon reaching age 21, each covered child has the opportunity of purchasing $5,000 of life insurance for each $1,000 of children's term rider. For a Policy purchased when a child reaches age 21, we will charge premiums at our standard rates then in effect.

Changes in the Face Amount of Your Policy

From time to time, your life insurance needs may change. The Policy permits you to increase or decrease the Face Amount of your Policy in certain circumstances. To change your Face Amount, you must submit to our Processing Office a Written Request. The current minimum for any requested change in Face Amount is $5,000.

A change in Face Amount may not cause the Face Amount to be less than $25,000 ($5,000 for Policies with a Payroll Deduction Rider) and may not cause the Policy to cease to qualify as life insurance under the Code.

We reserve the right to limit the amount of any increase or decrease, and evidence of insurability may be required for any increase in the Face Amount of your policy.

PAYMENT OF PREMIUMS

Scheduled Premiums

For your convenience, we will specify a "scheduled premium" to be paid at intervals you select in your application. The scheduled premium will be based on the death benefit you have selected and the cost of insurance charges we will impose. We will notify you when you should pay scheduled premiums, unless you have authorized withdrawals from your bank or other account to pay scheduled premiums or your Policy has a Payroll Deduction Rider. If your Policy does not have a Payroll Deduction Rider, your scheduled premium must be at least $50. We do not have a minimum scheduled premium for Policies with Payroll Deduction Riders.

If your Policy has a Payroll Deduction Rider:

•  there is no minimum amount of scheduled premiums;

•  on each of your pay dates, scheduled premiums for each Policy you own and, if applicable, each Policy owned by your spouse and minor children, will be deducted from your payroll amount; and

•  if your employer's participation in a Payroll Deduction Program ends or you terminate employment with the employer, we will require scheduled premiums to be paid not more frequently than monthly.

We will advise you prior to Policy issuance whether or not the payment of proposed scheduled premiums for your Policy would cause the Policy to be a Modified Endowment Contract. See "Federal Tax Considerations". We permit you to pay scheduled premiums, even if the payment would increase the Basic Death Benefit as a result of the Corridor Percentages described below. See "Insurance Benefits Upon Death of Insured Person."

Changes in Scheduled Premiums. You ordinarily may change the amount or timing of your scheduled premiums at any time. You may skip or reduce scheduled premiums, but the amount of any scheduled premiums you pay must be at least equal to the minimum for your Policy. We will require evidence of insurability for an increase in scheduled premiums when the increase would increase your Policy's Basic Death Benefit. See "Insurance Benefits Upon Death of Insured Person" below.

Effect of Paying Scheduled Premiums. Your failure to pay one or more scheduled premiums will not necessarily cause your Policy to lapse; timely payment of all scheduled premiums will not assure that your Policy will continue in force. Whether your Policy continues in force or lapses does not depend on whether scheduled premiums have been made, but instead on whether on each Monthly Anniversary Day, your Account Balance is sufficient to permit the deduction of all charges due on that day. See "Lapse and Reinstatement" below.

Unscheduled Premiums

You ordinarily may pay unscheduled premiums of at least $50 at any time, but you may not pay more than $10,000 in unscheduled premiums during any Policy Year (premiums in addition to the amount of scheduled premiums for that Year). We will require evidence of insurability if the unscheduled premium would increase the Policy's Basic Death Benefit. See "Insurance Benefits Upon Death of Insured Person" below.

Limitation on Premiums

We will refuse to accept and will return to you premium payments, or any portion thereof, (whether scheduled or unscheduled) that would cause your Policy to lose its status as a life insurance policy under the Code. See "Federal Tax Considerations".

Allocation of Premiums

You may allocate your premium among the Investment Alternatives.

You may tell us how to allocate your premium by sending us instructions with the premium. If you do not send instructions, or we receive the premium for a Policy with a Payroll Deduction Rider, we will allocate the premium on the basis of your existing allocation election currently on our records. Your request for allocation must specify any whole percentage from 0% to 100% of each premium to be allocated to each of the Investment Alternatives.

You may change the allocation instructions for future premiums, at any time. You should periodically review your allocations in light of market conditions and your financial needs. A change in allocation will be effective when we have received it and had the opportunity to act on your request.

Policies issued in Massachusetts

Policies issued in the Commonwealth of Massachusetts use the term "planned premiums" rather than "scheduled premiums" and do not refer to premiums in excess of planned premiums as "unscheduled premiums". For these Policies, references in the Prospectus to "scheduled premiums" refer to "planned premiums", and all references to "unscheduled premiums", as well as accompanying text pertaining to unscheduled premiums, are deleted. The discussion in the Prospectus about the Policies is supplemented by the following for Policies issued in Massachusetts:

You will select an amount of planned premiums under your policy, based on the initial Face Amount and payment intervals you have chosen. You need not pay planned premiums, and your policy will not lapse so long as your Account Balance is sufficient to pay applicable charges when due.

Failure to pay one or more planned premiums will not necessarily cause your Policy to lapse and timely payment of all such premiums will not assure that your Policy will continue in force. Whether your Policy continues in force or lapses does not depend on whether planned premiums have been paid, but rather on whether, on each Monthly Anniversary Day, your Account Balance (which will vary with the performance of our Investment Accounts) is sufficient to permit the deduction of all charges due on that day.

You may increase the amount of premiums paid under your policy at any time, except that such additional amounts must be equal to at least $50 each and are limited to an aggregate of $10,000 during any Policy Year. In addition, if these additional amounts would increase the policy's Basic Death Benefit, then evidence of insurability would be required. See "Insurance Benefits Upon Death of Insured Person" in this Prospectus.

Dollar Cost Averaging

We offer a Dollar Cost Averaging program that allows you to authorize automatic monthly transfers of a specified percentage or dollar amount from the General Account to any of the Separate Account Funds. Each transfer under the Dollar Cost Averaging program must be at least $100, and you must schedule at least 12 transfers. We may discontinue the program at any time. Your participation in the Dollar Cost Averaging program will automatically end if your Account Balance in the General Account, minus any outstanding Policy Loans, is insufficient to support the next scheduled transfer. You may request termination of participation in the program at any time. We do not charge you a fee for participating in our Dollar Cost Averaging program.

Dollar cost averaging generally reduces the risk of purchasing at the top of a market cycle. This effect occurs from investing over a period of time instead of investing only on one day. Your average cost of purchasing Accumulation Units in the Separate Account Funds is reduced to less than the average value of the Units on the same purchase dates, because you are credited with more Units when the Unit values are lower than when Unit values are higher. Dollar cost averaging does not assure you of a profit, nor does it protect against losses in a declining market.

Policy Lapse and Reinstatement

If our deduction of monthly charges when due would result in your Account Balance, minus any outstanding Policy Loans, being less than zero, a 61-day "grace period" will begin. The Policy will remain in effect during the grace period. If the insured person dies during the grace period, any Death Proceeds due will be reduced by the amount of any overdue monthly deduction and other amounts such as unpaid policy loans and interest.

We will mail a notice to you and any assignee on our records, informing you of when the grace period will expire and the minimum amount of premium payment that must be paid prior to the end of the grace period in order to prevent the Policy from lapsing. If we do not receive payment in our Processing Office prior to the expiration of the grace period, the Policy will lapse and have no value.

You can reinstate a lapsed Policy during the insured person's lifetime if all of the following are satisfied:

(a)  The Policy lapsed because the grace period ended without the required payment having been made.

(b)  The Policy is reinstated within three years of the end of the grace period.

(c)  The Policy has not been surrendered.

(d)  We receive from you evidence that the insured person is insurable by our standards.

(e)  You pay, at time of reinstatement, premiums sufficient to keep the Policy in effect for at least two months.

(f)  You pay any insurance charges not paid during the grace period.

(g)  We approve the reinstatement in accordance with our established guidelines for reinstatement.

Reinstatement of a lapsed Policy will become effective on the date we approve it. The Account Balance on the effective date of reinstatement will be whatever the premium paid at such time will provide. We base cost of insurance charges subsequent to a reinstatement upon the insured person's premium class as of the reinstatement rather than his or her premium class when we initially issued the Policy.

UNDERLYING FUNDS IN WHICH OUR SEPARATE ACCOUNT INVESTS

Below are summaries of the Underlying Funds' investment objectives and certain investment policies. The Underlying Funds may not achieve their objectives, and your Account Balance allocated to any of the Funds may decline in value. The Underlying Funds sell their shares to the separate accounts of insurance companies and qualified retirement plans and do not offer shares for sale to the general public. Mutual of America Investment Corporation sells its shares only to the separate accounts of Mutual of America Life Insurance Company.

You will find more detailed information about the Underlying Funds in their current prospectuses, which are distributed with this Prospectus. You should read each prospectus for a complete evaluation of the Underlying Funds, their investment objectives, principal investment strategies and the risks related to those strategies.

Shared and Mixed Fund Arrangements. Shares of the Underlying Funds currently are available to the separate accounts of a number of insurance companies for both variable annuity and variable life insurance products. The Board of Directors (or Trustees) of each Underlying Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Fund. The Board must determine what action, if any, the Underlying Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Contractholders or Participants, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.

Equity Index Fund of the Investment Company

The Equity Index Fund seeks to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500® Index).* The Fund invests primarily in common stocks that are included in the S&P 500® Index.

All America Fund of the Investment Company

The All America Fund seeks to outperform the S&P 500® Index by investing in a diversified portfolio of primarily common stocks. The Fund invests approximately 60% of its assets (the Indexed Assets) to replicate, to the extent practicable, investment results that correspond to the performance of the S&P 500® Index. The Fund invests the remaining approximately 40% of its assets (the Active Assets) to seek a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market.

Mid-Cap Equity Index Fund of the Investment Company

The Mid-Cap Equity Index Fund seeks to provide investment results that correspond to the performance of the S&P MidCap 400® Index*. The Fund invests primarily in common stocks that are included in the S&P MidCap 400® Index.

*  "Standard & Poor's®," "S&P®," "S&P 500®" and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company's Adviser. Standard & Poor's does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

Aggressive Equity Fund of the Investment Company

The Aggressive Equity Fund seeks capital appreciation. The Fund invests in companies believed to possess above-average growth potential and in companies believed to possess valuable assets or whose securities are undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential.

Note: The Investment Company Board has authorized that this Fund may be closed to new investments and has authorized a restructuring of the Fund on or after August 1, 2006, subject to approval by the Fund's shareholders.

Small Cap Growth Fund of the Investment Company

The Small Cap Growth Fund seeks capital appreciation. The Fund seeks to meet its objective by investing in growth stocks issued by companies with small-size market capitalizations believed to possess above-average growth potential. At least 85% of the Fund's total assets are invested in equity securities under normal market conditions and at least 80% of the Fund's total assets are invested in small cap growth stocks.

Small Cap Value Fund of the Investment Company

The Small Cap Value Fund seeks capital appreciation. The Fund seeks to achieve its objective by investing in value stocks issued by companies with small-sized market capitalizations believed to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential. At least 85% of the Fund's total assets are invested in equity securities under normal market conditions and at least 80% of the Fund's total assets are invested in small cap value stocks.

Mid Cap Value Fund of the Investment Company

The Mid Cap Value Fund seeks capital appreciation and, to a lesser extent, current income. The Fund seeks to achieve its objective by investing in value stocks issued by companies with mid-sized market capitalizations believed to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential. At least 85% of the Fund's total assets are invested in equity securities under normal market conditions and at least 80% of the Fund's total assets are invested in mid cap value stocks.

Composite Fund of the Investment Company

The Composite Fund seeks to achieve capital appreciation and current income, by investing in a diversified portfolio of publicly-traded common stocks, debt securities and money market instruments. The Fund seeks to achieve long-term growth of its capital and increasing income by investments in common stock and other equity-type securities, and a high level of current income through investments in publicly-traded debt securities and money market instruments.

Bond Fund of the Investment Company

The Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The Fund invests primarily in investment-grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.

Mid-Term Bond Fund of the Investment Company

The Mid-Term Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities holdings will be between three and seven years. The Fund invests primarily in investment-grade, publicly-traded debt securities, such as bonds, U.S. government and agency securities, including mortgage-backed securities, and zero coupon securities.

Short-Term Bond Fund of the Investment Company

The Short-Term Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities holdings will be between one and three years. The Fund invests primarily in investment-grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and in money market instruments.

Note: The Board of the Investment Company has authorized the merger of this Fund into the Mid-Term Bond Fund on or after August 1, 2006, subject to approval by the Fund's shareholders.

Money Market Fund of the Investment Company

The Money Market Fund seeks current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Fund invests only in money market instruments and other short-term securities. Neither the Federal Deposit Insurance Corporation nor any other U.S. government agency insures or guarantees investments by the Separate Account in shares of the Money Market Fund. Although the Fund seeks current income and preservation of capital, within its guidelines, low market interest rates can result in risk to both of these objectives, particularly after fees and expenses of the separate account, the Investment Company, its Adviser and distributor are taken into account.

Aggressive Allocation Fund of the Investment Company

The Aggressive Allocation Fund seeks capital appreciation and, to a lesser extent, current income. It invests primarily in equity Funds of the Investment Company and also invests in fixed income Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in equity Funds, with 45% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund and 10% in the Aggressive Equity Fund (on or after August 1, 2006 the investment in the Aggressive Equity Fund may cease if that Fund is closed to new investments or restructured (see "Aggressive Equity Fund of the Investment Company" above) and in that event, approximately 5% will be invested in the Small Cap Growth Fund and 5% in the Small Cap Value Fund), and 25% of net assets in the Bond Fund.

Moderate Allocation Fund of the Investment Company

The Moderate Allocation Fund seeks current income and capital appreciation. It invests in both fixed income Funds of the Investment Company and equity Funds of the Investment Company. The Fund's current target allocation is 50% of net assets in fixed income Funds, with 30% in the Bond Fund and 20% in the Mid-Term Bond Fund, and 50% of net assets in equity Funds, with 35% in the Equity Index Fund and 15% in the Mid-Cap Equity Index Fund.

Conservative Allocation Fund of the Investment Company

The Conservative Allocation Fund seeks current income and, to a lesser extent, capital appreciation. It invests primarily in fixed income Funds of the Investment Company and also invests in equity Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in fixed income Funds, with 30% in the Bond Fund, 15% in the Short-Term Bond Fund, 30% in the Mid-Term Bond Fund (on or after August 1, 2006, the investment in the Short-Term Bond Fund may cease if that Fund is merged into the Mid-Term Bond Fund and in that event, the investment in the Mid-Term Bond Fund will increase to 45%) and 25% of net assets in the Equity Index Fund.

Fidelity VIP Equity-Income Portfolio

The Fidelity Equity-Income Portfolio seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on securities comprising the S&P 500®. The Fund normally invests at least 80% of its assets in equity securities and normally invests its assets primarily in income-producing equity securities. The Fund may also invest in other types of equity securities and debt securities, including lower-quality debt securities. The Fund may invest in securities of domestic and foreign issuers.

Fidelity VIP Contrafund® Portfolio

The Fidelity VIP Contrafund® Portfolio seeks long-term capital appreciation. The Fund normally invests its assets primarily in common stocks. The Fund invests in securities of companies whose value its Adviser believes is not fully recognized by the public. The Fund may invest in securities of domestic and foreign issuers. The Fund may invest in either "growth" stocks or "value" stocks or both.

Fidelity VIP Asset Manager(SM) Portfolio

The Fidelity VIP Asset Manager(SM) Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments. The Fund's Adviser allocates the fund's assets among the following asset classes, or types of investments within the following investment parameters: 30-70% in stocks (equities), 20-60% in bonds (intermediate- to long-term debt securities) and 0-50% in short-term/money market instruments. The expected neutral mix will consist of 50% in stocks, 40% in bonds and 10% in short-term and money market instruments.

Fidelity VIP Mid Cap Portfolio

The Fidelity VIP Mid Cap Portfolio seeks long-term growth of capital. The principal investment strategies include: normally investing primarily in common stocks, normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this Fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor's MidCap 400® Index (S&P MidCap 400®), potentially investing in companies with smaller or larger market capitalizations, investing in domestic and foreign issuers, investing in either "growth" stocks or "value" stocks or both, using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Vanguard Variable Insurance Fund Diversified Value Portfolio

The Vanguard Variable Insurance Fund Diversified Value Portfolio seeks to provide long-term capital appreciation and income. The primary investment strategies include: investing mainly in common stocks of large- and mid-capitalization companies whose stocks are considered by the adviser to be undervalued. Undervalued stocks are generally those that are out of favor with investors and, in the opinion of the adviser, are trading at prices that are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

Vanguard Variable Insurance Fund International Portfolio

The Vanguard Variable Insurance Fund International Portfolio seeks to provide long-term capital appreciation. The primary investment strategies of the Portfolio include: investing in the stocks of companies located outside the United States. In selecting stocks, the Portfolio's advisers evaluate foreign markets around the world and choose companies with above-average growth potential.

DWS Capital Growth VIP

The DWS Capital Growth VIP (formerly known as the Scudder Capital Growth Portfolio) seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500® Index. The portfolio manager chooses stocks of individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.

DWS Bond VIP

The DWS Bond VIP (formerly known as the Scudder Bond Portfolio) seeks to provide a high level of income consistent with a high quality portfolio of debt securities by following a program that emphasizes high-grade bonds. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. The portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The portfolio may invest up to 25% of its assets in foreign debt securities. Up to 20% of the portfolio can be invested in below investment grade securities of U.S. and foreign issuers, including investments in bonds of issuers located in countries with new or emerging securities markets.

DWS International VIP

The DWS International VIP (formerly known as the Scudder International Portfolio) seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

Oppenheimer Main Street Fund® V/A

The Oppenheimer Main Street Fund® V/A seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund currently mainly invests in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. It also can buy debt securities, such as bonds and debentures, but does not currently emphasize these investments.

American Century VP Capital Appreciation

The American Century VP Capital Appreciation Fund seeks capital growth over time by investing in companies whose earnings and revenues are growing at accelerating rates. The Fund invests mainly in the securities of medium-sized firms, although the Fund may purchase securities across all capitalization ranges. The Fund will usually purchase common stocks of U.S. and foreign companies, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible securities, equity equivalent securities and investment grade debt obligations.

Calvert Social Balanced Portfolio

The Calvert Social Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments that offer income and capital growth opportunity and satisfy the investment and social criteria established for the portfolio. The portfolio typically invests about 60% of its assets in stocks and 40% in bonds or other fixed-income investments.

Investment Advisers for the Underlying Funds

Mutual of America Investment Corporation: The Investment Company receives investment advice from Mutual of America Capital Management Corporation (the Adviser), an indirect wholly-owned subsidiary of Mutual of America.

Fidelity VIP Funds: The VIP Equity-Income, Mid Cap, Contrafund® and Asset Manager(SM) Portfolios receive investment advice from Fidelity Management & Research Company.

Vanguard VIF Portfolios: The Diversified Value Portfolio receives advisory services from Barrow, Hanley, Mewhinney & Strauss, Inc. The International Portfolio receives advisory services from Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd.

DWS Variable Series I: The DWS Capital Growth VIP, Bond VIP and International VIP receive investment advice from Deutsche Investment Management Americas Inc. The Bond VIP also receives investment advice from Aberdeen Asset Management, Inc., an unaffiliated subadviser.

Oppenheimer Main Street Fund® V/A: the Fund receives Investment Advice from OppenheimerFunds, Inc.

American Century VP Capital Appreciation Fund: The Fund receives investment advice from American Century Investment Management, Inc.

Calvert Social Balanced Portfolio: The Portfolio receives investment advice from Calvert Asset Management Company, Inc., which has entered into subadvisory agreements with New Amsterdam Partners, LLC and SSgA Funds Management, Inc. for the equity portion of the Portfolio.

YOUR ACCOUNT BALANCE IN THE SEPARATE ACCOUNT FUNDS

Accumulation Units in Separate Account Funds

We use Accumulation Units to represent Account Balances in each Separate Account Fund. We separately value the Accumulation Unit for each Fund of the Separate Account.

We determine your Account Balance in the Separate Account as of any Valuation Day by multiplying the number of Accumulation Units credited to you in each Fund of the Separate Account by the Accumulation Unit value of that Fund at the end of the Valuation Day.

Investment experience by the Separate Account Funds does not impact the number of Accumulation Units credited to your Account Balance. The value of an Accumulation Unit for a Fund, however, will change as a result of the Fund's investment experience, in the manner described below.

Calculation of Accumulation Unit Values

We determine Accumulation Unit values for the Funds as of the close of business on each Valuation Day (generally at the close of the New York Stock Exchange). A Valuation Period is from the close of a Valuation Day until the close of the next Valuation Day.

The dollar value of an Accumulation Unit for each Fund of the Separate Account will vary from Valuation Period to Valuation Period. The changes in Accumulation Unit values for the Separate Account Funds will reflect:

•  changes in the net asset values of the Underlying Funds, depending on the investment experience and expenses of the Underlying Funds, and

•  Separate Account charges under the Policies, with the annual rates calculated as a daily charge. (See "Charges and Deductions You Will Pay".)

Accumulation Unit Values for Transactions

When you allocate premiums to a Separate Account Fund or transfer any Account Balance to a Fund, we credit Accumulation Units to your Account Balance on the Valuation Day we receive the premiums or a valid transfer request. When you withdraw or transfer any Account Balance from a Separate Account Fund, we cancel Accumulation Units from your Account Balance on the Valuation Day we receive a valid withdrawal or transfer request.

The Accumulation Unit value for a transaction is the value for the Valuation Period during which we receive the premium or a valid request. As a result, we will effect the transaction at the Accumulation Unit value we determine at the next close of a Valuation Day in the Valuation Period during which we receive a premium or a valid request (generally the close of the New York Stock Exchange on that business day).

We calculate the number of Accumulation Units for a transaction by dividing the dollar amount you have allocated to, or withdrawn from, the Fund during the Valuation Period by the applicable Accumulation Unit value of the Fund for that Valuation Period. We round the resulting number of Accumulation Units to two decimal places.

OUR GENERAL ACCOUNT

Scope of Prospectus

This Prospectus serves as a disclosure document for the variable, or Separate Account, interests under the Policies. We have not registered the Policies under the Securities Act of 1933 for allocations to the General Account, nor is the General Account registered as an investment company under the Investment Company Act of 1940 ("1940 Act.") The staff of the Commission has not reviewed the disclosures in this Prospectus that relate to the General Account. Disclosures regarding the fixed portion of the Policies and the General Account, however, generally are subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

General Description

Amounts that you allocate to the General Account become part of our general assets. Our General Account supports our insurance and annuity obligations. The General Account consists of all of our general assets, other than those in the Separate Account and other segregated asset accounts.

We bear the full investment risk for all amounts that Policyowners allocate to the General Account. We have sole discretion to invest the assets of the General Account, subject to applicable law. Your allocation of Account Balance to the General Account does not entitle you to share in the investment experience of the General Account.

We guarantee that we will credit interest to Policyowners' Account Balances in the General Account at an effective annual yield equal to or greater than the minimum rate, if any, set forth in your Policy. In our sole discretion, we may credit a higher rate of interest to Account Balances in the General Account, although we are not obligated to credit interest in excess of the minimum effective annual yield, if any, set forth in your Policy. We compound interest daily on Policyowner Account Balances in the General Account, to produce an effective annual yield that is equal to the interest rate then being credited. Your initial Policy Specification Pages will show the initial current interest rate, and we will send you notice when we change the current rate. The interest rates may be different for your Account Balance in the General Account representing borrowed and unborrowed amounts under your Policy. See "Access to Your Account Balance — Policy Loans".

The Appendix to this Prospectus contains additional information about our General Account's operations.

Transfers and Withdrawals

You may transfer any portion of your Account Balance to or from the General Account and may withdraw any portion of your Account Balance from the General Account, except that you may not withdraw from the General Account the amount of any Policy Loans you have outstanding. See "Your Right to Transfer Among Investment Alternatives" and "Policy Loans" under "Access to Your Account Balance" below. We have the right to delay transfers and withdrawals from the General Account for up to six months following the date that we receive the transaction request.

ACCESS TO YOUR ACCOUNT BALANCE

You may obtain all or part of your Account Balance by surrendering your Policy, by making a partial withdrawal from your Policy or by taking a Policy Loan. We do not impose any transfer or withdrawal charges. You also may transfer all or any part of your Account Balance among the available Investment Alternatives. If the insured person has a terminal illness, you may be eligible to obtain an Accelerated Benefit payment, as described below. Certain of these transactions may have tax consequences, and some transactions may cause your Policy to become a Modified Endowment Contract. See "Federal Tax Considerations" below. We will not permit a withdrawal or transfer when required to comply with anti-money laundering laws or regulations.

Surrender of Policy

Surrender Proceeds equal your Account Balance minus any Policy Loans you have outstanding at the time of surrender. You may surrender your Policy and obtain the Surrender Proceeds at any time prior to the Maturity Date. To surrender your Policy, you must submit the Policy and a Written Request to our Processing Office, and the insured person must be alive on the surrender date. We will calculate the surrender Proceeds as of the Valid Transaction Date of the surrender, and all insurance benefits, and supplemental benefits you have added, under your Policy will then cease.

Partial Withdrawals of Account Balance

You may withdraw any portion of your Account Balance (before the death of the insured person). A partial withdrawal must be in an amount of at least $500, may not reduce the Account Balance to less than $100, and cannot exceed the Account Balance minus any Policy Loans. We reserve the right to limit the number of partial withdrawals in one Policy Year, although we do not currently impose a limit.

A partial withdrawal will affect both your Account Balance and the amount of your Basic Death Benefit.

•  If you have a Face Amount Plan, we will reduce both your Account Balance and your Face Amount by the amount of any withdrawal, and we will send you revised Policy Specification Pages reflecting the Face Amount decrease. The reduction in amount of insurance due to a withdrawal generally will be applied in the order of the effective dates of such amounts of insurance, the most recent first. We will not permit a partial withdrawal that would reduce the Face Amount below the minimum for the Policy.

•  If you have a Face Amount Plus Plan, we will reduce your Account Balance by the amount of the withdrawal.

Your Right to Transfer Among Investment Alternatives

You may transfer all or a portion of your Account Balance among Funds of the Separate Account, and between the Separate Account and the General Account. There are no tax consequences to you for transfers among Investment Alternatives. We currently do not impose a charge for transfers, but we reserve the right to impose a transfer charge in the future. See "Where to Contact Us and Give Us Instructions" and "Frequent Purchases and Redemptions of Fund Shares" below.

How to Tell Us an Amount for Transfers or Partial Withdrawals

To tell us the amount of your Account Balance to transfer or withdraw, you must specify to us:

•  the dollar amount to be taken from each Investment Alternative,

•  for Separate Account Funds, the number of Accumulation Units to be transferred or withdrawn, or

•  the percentage of your Account Balance in a particular Investment Alternative to be Transferred or Withdrawn.

For transfers, you also must specify the Investment Alternative(s) to which you are moving the transferred amount. You should use the form we provide to give us instructions. Your request for a transfer or withdrawal is not binding on us until we receive all information necessary to process your request.

Note our policy on frequent purchases and redemptions under "Frequent Purchases and Redemptions of Fund Shares".

Policy Loans

You may request a Policy Loan of up to 95% of your Account Balance in the General Account. When we make a Policy Loan to you, your Account Balance allocated to the General Account will serve as collateral. Consequently, the collateral amount held in the General Account cannot be allocated to the Separate Account Investment

Alternatives. You will pay interest on the Policy Loan, but the amount we hold in the General Account as collateral for your Policy Loan will accrue interest at a rate equal to the interest you pay on the Policy Loan minus 2%.

We will grant you a Policy Loan if you meet all of the following conditions.

•  We receive at our Processing Office your Written Request for a loan.

•  The amount of the requested loan is 95% or less of your Account Balance in the General Account minus any existing Policy Loans you have.

•  The amount of the requested loan is at least $500.

•  The sole security for the loan will be the Policy.

•  You have assigned the Policy to us in a form acceptable to us.

•  Your Policy is in effect.

When you apply for a Policy Loan, you must instruct us from which Separate Account Investment Alternatives amounts are to be transferred to the General Account if needed for collateral. If during the term of a Policy Loan the Policy Loan exceeds 100% of the collateral amount, we will transfer a portion of your Account Balance in the Separate Account Investment Alternatives, withdrawing from the Funds in the same order we follow to deduct the $2 monthly charge, to increase the collateral to 100% of the Policy Loan.

We will notify you, and any assignee on our records:

•  at the time you take a Policy Loan, of the initial rate of interest on that loan, and

•  at least 28 days before an interest rate increase, of the terms of that increase.

We will include in each notice the substance of the Policy provisions permitting an adjustable maximum interest rate, and we will specify the frequency of interest rate determinations, as permitted by law.

Interest on Policy Loans accrues daily. Interest is due and payable at the end of the Policy Month in which the loan is made and at the end of each following Policy Month. Any interest that you do not pay when due becomes part of the Policy Loan and increases the loan amount outstanding. We consider each payment we receive from you as a premium payment unless you designate it as a Policy Loan repayment.

If your Policy Loans exceed your Account Balance on any Monthly Anniversary Day, the grace period provisions of your Policy will apply. We will notify you of the minimum payment you will have to make to prevent the Policy from lapsing at the end of the grace period. See "How to Purchase a Policy and Pay Premiums — Policy Lapse and Reinstatement". Depending on the percentage of your Account Balance that you request as a Policy Loan, by taking a Loan you will increase the possibility of lapsing the Policy and incurring adverse tax consequences. See "Federal Tax Considerations — Tax Treatment of Policy Benefits and Access of Account Balance".

We will not terminate your Policy in a Policy Year solely as the result of a change in the interest rate on a Policy Loan during the Policy Year, or in other words if the Policy Loans exceed your Account Balance only because we increased the interest rate due on Policy Loans. We will maintain coverage during that Policy Year until the time at which the Policy otherwise would have terminated if there had been no interest rate change during that Policy Year.

You can repay Policy Loans in part or in full at any time if the insured person is living and your Policy is in effect. If you do not repay a Policy Loan, we will deduct the Policy Loan (which includes unpaid accrued interest) from your Surrender Proceeds (refer to: Surrender of Policy) or from the Death Proceeds we pay to your beneficiary(ies).

Accelerated Benefit for Terminal Illness

You may be eligible, under the terms of your Policy or a rider to your Policy, to receive a lump-sum Accelerated Benefit, when the insured person is determined to have a terminal illness (a state of health where the insured person's life expectancy is 12 months or less). We will deduct a fee when we pay the Accelerated Benefit. See "Charges and Deductions You Will Pay — Accelerated Benefit Fee".

The amount of the Accelerated Benefit will be the lesser of:

•  $200,000, or

•  the present value (discounted for a one-year period) of 50% of the Death Proceeds that would be payable upon the Valid Transaction Date as of which the Accelerated Benefit is calculated.

The interest rate we use in discounting the Accelerated Benefit will not be more than the greater of:

•  the current yield on 90-day U.S. treasury bills on the Valid Transaction Date, or

•  the then-current maximum rate of interest on Policy Loans.

For the Accelerated Benefit to be payable, the following requirements must be met.

(a)  We must receive at our Processing Office:

•  the Policy or, if applicable, the Accelerated Benefit rider;

•  your written request for payment of the Accelerated Benefit;

•  the written consent of all irrevocable beneficiaries, if any, under the Policy; and

•  evidence satisfactory to us of the insured person's terminal illness.

(b)  The Policy must be in force on the date of your request and must not have been assigned, other than to us as security for a Policy Loan.

(c)  The insured person's terminal illness must not be a consequence of intentionally self-inflicted injuries.

If the insured person dies before we pay a requested Accelerated Benefit, we will instead pay the Death Proceeds to the beneficiary in accordance with the Policy.

The required evidence of terminal illness may include, but is not limited to:

(a)  a certification of state of health by a licensed physician who:

•  has examined the insured person,

•  is qualified to provide that certification, and

•  is neither the Policyowner, the insured person, nor a family member of either; and

(b)  a second opinion or examination by a physician we designate, which will be at our expense.

After we make an Accelerated Benefit payment, your Policy will continue in force, but amounts otherwise payable under the Policy and any riders to it will be reduced.

•  The amounts will decrease by the percentage of the Death Proceeds "accelerated" under the Accelerated Benefit. We calculate the percentage by dividing the Accelerated Benefit by the Death Proceeds at the Valid Transaction Date. We reduce the Policy's Face Amount, Account Balance, Policy Loans and any Proceeds payable after the Accelerated Benefit payment by that percentage.

•  We will base subsequent premiums and cost of insurance charges under the Policy on the Account Balance and Face Amount that are in effect after the payment of the Accelerated Benefit.

Maturity Benefit

The Maturity Date for a Policy occurs when the insured person attains the age of 100. If on the Maturity Date the insured person is living and the Policy is still in effect, the Maturity Proceeds become payable. The Maturity Proceeds are equal to your Account Balance, minus any Policy Loans and unpaid monthly deductions.

We will pay Maturity Proceeds in one lump sum, unless you have selected an optional payment plan for the Proceeds. A lump sum payment will include interest from the Maturity Date to the date of payment.

The minimum amount of each payment under any optional payment plan is $100. Once we have begun making payments under any of these optional payment plans, the payment plan may not be changed.

The payment plans available for Maturity Proceeds are the same as those available for Death Proceeds. See "Insurance Benefits Upon Death of Insured Person — Payment Options".

When We May Postpone Payments

We will pay any amounts due from the Separate Account for a partial withdrawal, death benefit or surrender and will transfer any amount from the Separate Account to the General Account, within seven days, unless:

•  The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the Commission; or

•  The Commission by order permits postponement for the protection of Policyowners; or

•  An emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

INSURANCE BENEFITS UPON DEATH OF INSURED PERSON

Death Proceeds

When we receive due proof of the death of the insured person (while the Policy is in effect), the Death Proceeds become payable to the beneficiary. We calculate the Death Proceeds as of the date of the insured person's death. The beneficiary(ies) should provide us with written proof of death as soon as is reasonably possible.

The Death Proceeds under a Policy are equal to:

•  the Basic Death Benefit, plus any insurance benefits payable under any riders to the Policy, minus

•  the sum of any Policy Loans and unpaid monthly deductions before the death of the insured person.

Basic Death Benefit

Your Policy has as its Basic Death Benefit plan either a Face Amount Plan or a Face Amount Plus Plan. See "Basic Death Benefit Plan" under "How to Purchase a Policy and Pay Premiums".

The Face Amount Plan provides a fixed death benefit, because the Basic Death Benefit is the Face Amount (unless the Corridor Percentage applies). The Face Amount Plus Plan provides a variable death benefit, because your Account Balance, which is a factor in the amount of the death proceeds due, will vary.

Under the Face Amount Plan, the Basic Death Benefit will be the greater of

•  the Policy's Face Amount on the date of the insured person's death, or

•  the Policy's Account Balance on the date of the insured person's death multiplied by the appropriate Corridor Percentage from the Corridor Percentage Chart set forth below.

Under the Face Amount Plus Plan, the Basic Death Benefit will be the greater of

•  the Face Amount on the date of the insured person's death plus the Account Balance on that date, or

•  the Account Balance on the date of the insured person's death multiplied by the appropriate Corridor Percentage from the Corridor Percentage Chart set forth below.

Corridor Percentages

Corridor Percentages are based upon the age of the insured person at the date of death. The purpose of the Corridor Percentages is to ensure that a Policy will qualify as life insurance under the Code, at the time the insured person dies.

The Corridor Percentages require us to provide a death benefit that is greater than the Account Balance, or in other words to maintain an amount for which we are "at risk", until the insured person reaches age 95. The percentages shown below reflect requirements under the Code, and we reserve the right to change them if the Code is revised.

CORRIDOR PERCENTAGE CHART
Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age		Corridor Percentage
0-40	250%	54	157%	68		117%

41	243	55	150	69		116

42	236	56	146	70		115

43	229	57	142	71		113

44	222	58	138	72		111

45	215	59	134	73		109

46	209	60	130	74		107

47	203	61	128	75	to 90	105

48	197	62	126	91		104

49	191	63	124	92		103

50	185	64	122	93		102

51	178	65	120	94		101

52	171	66	119	95	or older	100

53	164	67	118

Payment Options

We will pay Death Proceeds in one lump sum, unless you selected an optional payment plan for the Proceeds or the beneficiary selects an optional payment plan. A lump sum payment will include interest from the date of death to the date of payment, at the rate of interest we are then crediting for amounts under the Interest Payments plan described below.

You may choose an optional payment plan for all or any part of Death Benefit Proceeds that will become payable under your Policy, and you may modify your selection from time to time, when the insured person is living. The minimum amount of each payment under any optional payment plan is $100.

If you change a beneficiary, your previous selection of an optional payment plan will no longer be in effect unless you make a Written Request that it continue. You must send a choice or change of optional payment plan in writing to our Processing Office.

Once the Death Proceeds are applied under any of the optional payment plans, the amount of the payments under the selected plan is not affected by the investment experience of any Separate Account Fund. In addition, the beneficiary may not change the form of payment plan once we have begun making payments.

The optional payment plans available under the Policy are:

Interest Payments Plan. We hold the Proceeds and pay interest to the payee at an effective rate equal to or greater than the minimum rate, if any, set forth in your Policy compounded yearly. We will pay the principal amount to the payee after the term of years specified when the Interest Payment plan is elected.

Life Payments Plan. We make equal monthly payments for a guaranteed minimum period to a payee, who must be a natural person for whom we have been provided written proof of the date of birth. If the payee lives longer than the minimum period, payments will continue for the lifetime of the payee. The minimum period can be either ten years or until the sum of the payments equals the amount of Proceeds applied under this plan. If the payee dies before the end of the guaranteed period, we will discount the amount of remaining guaranteed payments for the minimum period at an effective rate equal to or greater than the minimum rate, if any, set forth in your Policy compounded yearly. We will pay the discounted amount in one lump sum to the payee's estate, unless otherwise provided.

Payments for a Fixed Period Plan. We make payments for a period of no more than 25 years in annual, semi-annual, quarterly or monthly installments. The payments include interest at an effective rate equal to or greater than the minimum rate, if any, set forth in your Policy compounded yearly. We may credit an effective annual rate of interest which is higher than that minimum rate, and to the extent and for the period we do so, the payments will be greater.

Payments of a Fixed Amount Plan. We make equal annual, semi-annual, quarterly or monthly payments until all of the Proceeds have been paid. We credit the unpaid balance with interest at an effective rate equal to or greater than the minimum rate, if any, set forth in your Policy compounded yearly. The final payment under this option is any balance equal to or less than one fixed amount payment.

CHARGES AND DEDUCTIONS YOU WILL PAY

Cost of Insurance Charges

On each Monthly Anniversary Day under a Policy, we deduct charges to compensate us for the life insurance coverage we will be providing in the next month. The amount we deduct is equal to:

•  the amount for which we are "at risk", which is the Policy's Basic Death Benefit minus the Account Balance as of the Monthly Anniversary Day, divided by $1,000, times

•  the cost per $1,000 of insurance coverage for the insured person, also called the "cost of insurance rate". The rate will be no greater than the guaranteed Rates shown in the Policy Specification Pages.

The amount at risk is impacted by the investment performance of the Investment Alternatives you have selected, the premiums you pay and the charges we impose.

Cost of insurance rates will vary according to the insured person's age and premium class, and may vary by gender, meaning whether the insured person is male or female.

•  If your Policy does not have a Payroll Deduction Rider, the rates vary according to the insured person's gender.

•  If your Policy has a Payroll Deduction Rider or if applicable state law requires unisex rates for any Policy, cost of insurance rates are unisex, meaning that the same rates apply for male and female insured persons of the same age and rating classification.

Unisex rates are more favorable to males than gender based rates, and gender based rates are more favorable to females than unisex rates. The guaranteed maximum cost of insurance rates for Policies with a Payroll Deduction Rider also are unisex.

We separately calculate cost of insurance for the amount at risk under a Policy's initial Face Amount and for the additional amount at risk under each increase in the Face Amount. For the initial Face Amount, we use the premium class on the Issue Date. For any increase in Face Amount, we use the premium class in effect at the time of that increase.

We determine cost of insurance rates based on our estimates of future cost factors such as mortality, investment income, expenses, and the length of time Policies stay in force. We have the right to adjust our cost of insurance rates from time to time. Any adjustments we make will be on a uniform basis. If the insured person's premium class is standard, the rates we use will never be greater than the guaranteed cost of insurance rates shown in your Policy Specification Pages.

Administrative Charges

We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for administrative expenses at an annual rate of 0.40%, except that we reduce the administrative charge to the extent we receive a reimbursement for administrative expenses as follows:

•  For the Separate Account Fund that invests in the American Century VP Capital Appreciation Fund, the annual rate currently is 0.15%, because the adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of 0.25% for administrative expenses.

•  For the Funds that invest in the Fidelity VIP Funds, the annual rate currently is 0.30%, because the transfer agent and distributor for the Fidelity VIP Funds reimburse us at an aggregate annual rate of 0.10% for administrative expenses.

•  We make an additional deduction for administrative expenses, on each Monthly Anniversary Day, from your Account Balance. The charge is $2.00 per month, except that we will reduce the charge to 1/12 of 1% if your Account Balance for the month is less than $2,400, and we waive the charge if your Account Balance is under $300. We deduct the administrative expense charge from your Account Balance in the same manner as described above for cost of insurance charges.

•  We reserve the right to increase our administrative charges if the revenues from these charges are insufficient to cover our costs of administering the Policies. In no event will we increase the .40% charge to more than an annual rate of .65% or the $2.00 per month charge to more than $10 per month.

Mortality and Expense Risk Fees

We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for mortality and expense risks we assume under the Policies. The mortality risk fee, at an annual rate of 0.35%, compensates us for assuming the risk that insured persons may live for a shorter period of time than we estimated. We reserve the right to increase our mortality risk fee up to a maximum of 0.70% if the revenue from the current charge is insufficient to cover our customers' mortality experience. The expense risk fee, at an annual rate of 0.15%, compensates us for the risk that our expenses in administering the Policies will be greater than we estimated. We will realize a gain from these charges to the extent that they are not needed to provide benefits and pay expenses under the Policies.

Supplemental Insurance Benefits Fee

We deduct the cost of any supplemental benefits you may have from your Account Balance on each Monthly Anniversary Day. The current monthly cost per $1,000 of coverage for the accidental death benefit rider is $.10. The total monthly cost per $1,000 of coverage for all covered children under a children's term rider currently is $.60. The maximum insurance coverage per child currently is $5,000. See "How to Purchase a Policy and Pay Premiums — Supplemental Insurance Benefits".

Accelerated Benefit Fee

We deduct a one-time administrative fee from the Accelerated Benefit when we pay the Accelerated Benefit. The amount of the Accelerated Benefit fee is $250 (or a lesser amount when required by your state). See "Access to Your Account Balance — Accelerated Benefit for Terminal Illness".

Premium and Other Taxes

We currently do not deduct state premium taxes from your premium payments. We reserve the right to deduct all or a portion of the amount of any applicable taxes, including state premium taxes, from premiums prior to any allocation of those premiums among the General Account and the Separate Account Funds. Currently, most state premium taxes range from 2% to 4%. See "Federal Tax Considerations".

Changes in Policy Cost Factors

From time to time we may make adjustments in policy cost factors, which include interest credited on amounts in our General Account, cost of insurance deductions and administrative charges. We base adjustments upon changes in our expectations for our investment earnings, mortality of insured persons, persistency (how long Policies stay in effect), expenses, and taxes. We make any adjustments "by class", meaning that all Policies within the same class will have the same adjustment.

We determine changes in policy cost factors for a Policy in accordance with procedures and standards on file with the insurance regulator of the jurisdiction in which we delivered the Policy. We review policy cost factors for in-force Policies once every five Policy Years, or whenever we change the premiums or factors for comparable new Policies. We will never make a change in the guaranteed cost of insurance rates and the Guaranteed Rate of Interest shown on the Specification Pages of your Policy that would be unfavorable to you.

Fees and Expenses of Underlying Funds

Each Separate Account Fund purchases shares of an Underlying Fund at net asset value. That net asset value reflects investment management and other fees and expenses incurred by that Underlying Fund. Detailed information concerning those fees and expenses is set forth in the prospectuses for the Underlying Funds that are distributed with this Prospectus.

WHERE TO CONTACT US AND GIVE US INSTRUCTIONS

Contacting Mutual of America

You must send in writing all notices, requests and elections required or permitted under the Policies, except that you may give certain instructions by telephone, as described below.

You can obtain the address for your Regional Office by calling our toll-free number, 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com, and you can check for the appropriate processing office by calling our toll-free number.

Requests by Telephone

You may make requests by telephone for transfers of Account Balance among Investment Alternatives (except for transfers into the DWS International VIP and the Vanguard Variable Insurance Fund International Portfolio ("Vanguard International Fund")), or to change the Investment Alternatives to which we will allocate your future Premiums. On any Valuation Day, we will consider requests by telephone that we receive by 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that day. We will consider requests that we receive after 4 p.m. Eastern Time (or the Exchange close) as received the next Valuation Day.

You must use a Personal Identification Number (PIN) to make telephone requests. We automatically send a PIN to you, and your use of the PIN constitutes your agreement to use the PIN in accordance with our rules and requirements. To change or cancel your PIN, you should call our toll free number.

We reserve the right to suspend or terminate at any time the right of Policyowners to request transfers or reallocations by telephone. We also reserve the right not to accept powers of attorney or other trading authorizations granted by any Policyowner to a third party. Telephone transactions may not be possible during periods of heavy usage or from time to time for technical reasons, and you should place your order by an alternate method during any such period.

Although our failure to follow reasonable procedures may result in liability for any losses due to unauthorized or fraudulent telephone transactions, we will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. To confirm that instructions communicated by telephone are genuine, we will confirm your Social Security number, check the PIN, record all telephone transactions and provide written confirmation of the transactions.

Frequent Purchases and Redemptions of Fund Shares

The purpose of our Policies is to assist with the achievement of long-term financial goals. Our Policies are not intended to provide Policyowners with a means to engage in market timing through frequent transfers of their Account Balances in an attempt to take advantage of daily fluctuations in the securities markets.

Excessive frequent transfer practices designed to take advantage of short-term market changes may cause disruption to the efficient administration of portfolio management strategies and increase transaction costs. Under certain market conditions, such transfer practices can harm the investment performance of an Underlying Fund if it involves amounts which are substantial when compared to the net total Underlying Fund assets under management.

Each Underlying Fund has reserved the right to reject any aggregate purchase of Fund shares that it determines to be inconsistent with their Fund's policies and procedures relating to market timing. As such, there is also a risk that excessive frequent transfer practices by individual Policyowners could cause an Underlying Fund to reject a net purchase order from a Separate Account Fund on behalf of many Policyowners, thereby compromising our ability to carry out purchase and redemption orders of many of our Policyowners.

In consideration of the above, we have adopted and implemented the following policies and procedures with regard to frequent transfers.

Transfers into the DWS International VIP and the Vanguard International Fund can only be effected by mail. Because of the time difference between the close of the United States securities markets and the close of international securities markets, the DWS International VIP and Vanguard International Fund are more likely to be subject to market timing transfers than the other Funds. Accordingly, we have adopted a special administrative rule for transfers into the DWS International VIP and Vanguard International Fund and for revocations of such transfer requests. You must send in writing, by U.S.P.S. regular mail, to our Financial Transaction Processing Center in Boca Raton, Florida, all requests for transfers into the DWS International VIP or Vanguard International Fund or revocations of such transfer requests. We will not accept orders for transfers of your Account Balance to the DWS International VIP and Vanguard International Fund or revocations of such transfer requests placed by any other means, including via our toll free 800 number, nor will we accept such transfer orders or revocations made in writing and delivered by fax, hand or express delivery service to our home office in New York City, any Regional Office or our Financial Transaction Processing Center. We will not accept U.S.P.S. regular mail transfer requests (or revocations of such transfer requests) into the DWS International VIP and Vanguard International Fund which are received at the home office in New York City or any Regional Office. To obtain a form for making written transfer requests, you may call our toll free number, 1-800-468-3785. You may revoke an order for transfer into the DWS International VIP and Vanguard International Fund only in writing sent by U.S.P.S. regular mail to our Financial Transaction Processing Center. You may continue to place orders for transfers out of the DWS International VIP and Vanguard International Fund either in writing or by calling our toll-free number.

We reserve the right to modify or terminate the administrative rule for transfers to the DWS International VIP and the Vanguard International Fund and to extend the rule to other Funds. We also reserve the right to adopt additional rules that would apply to Policyowners who in our view are repeatedly engaging in short-term trading through transfers of all or a portion of their Account Balances in any of Separate Account Funds offered under our Policies.

We work with the Underlying Funds to discourage Policyowners from engaging in excessive frequent transfers that could harm any Fund's investment performance. We periodically meet with the management of the Underlying Funds to discuss any factors that may materially impact investment performance of the Underlying Funds, including excessive frequent transfer activity, if any. We periodically request a description of the Underlying Funds' procedures and controls used to identify any excessive frequent transfer activity and a report on whether any such activity might have an adverse effect on the investment performance of any of the Underlying Funds. We also request assurance that the Underlying Funds are correctly daily valuing their Funds and appropriately using Fair Value Pricing, where required.

We aggregate all daily purchase or redemption orders received from all Policyowners under the Policies into a net purchase or redemption for shares of the Underlying Funds. We monitor such aggregate net daily purchase and redemption into or out of each Underlying Fund to make a determination, in our opinion, as to whether such aggregate net trading activity is material in relation to the total assets managed by each of the Underlying Funds, and if so, whether it could have an adverse impact on an Underlying Fund's investment performance based upon the total net assets under management. We reserve the right to look back from any daily purchase or redemption activity in order to identify frequent transfer activity involving substantial amounts.

Depending on the nature of the net transfer activity, we will determine if there is frequent transfer activity conducted by the same Policyowners, which could adversely impact the investment performance of an Underlying Fund, in view of the total net assets of the Underlying Fund, or could cause an Underlying Fund to reject a net purchase order on behalf of all Policyowners. In addition, we review individual purchase and redemption requests involving substantial amounts by Policyowners. If, in our opinion, excessive frequent transfer activity involving material amounts could cause an adverse effect on the investment performance of an Underlying Fund or could cause an Underlying Fund to reject a net purchase order on behalf of all Policyowners, we will take such actions as are appropriate to discourage such activity from continuing, as noted below. We do not accomodate Policyowners engaging in market timing. We will:

•  contact the Policyowner and remind them that the Policies are not designed to be used for such frequent transfers, request that such activity cease, and inform them that their use of the 800-line privileges for transfer activity will be suspended if the activity does not cease; or

•  suspend the Policyowner's 800-line privileges for transfers and require that all future purchase and redemption requests be carried out solely via a signed, written request to initiate any transaction, to be sent to our Financial Transaction Processing Center in Boca Raton via U.S.P.S. regular mail (the "Regular U.S. Mail Rule"); or

•  reject a transfer request, consistent with applicable law, rule, and regulation.

These procedures are applied uniformly to all Policyowners, individually and in the aggregate, engaging in such frequent transfer activity involving substantial amounts. The Policies seek to provide maximum flexibility to Policyowners in managing their long-term retirement savings and other benefits and to this end do not have "front end" charges on contributions or transfers, or "back end" surrender or redemption charges on transfers or withdrawals. The Policies permit unlimited, no-fee transfers between and among our General Account and the Separate Account Funds. We have no arrangements with any person or entities to permit frequent transfer activity and no such arrangements are permitted. We have not set a restriction on the amounts or number of transactions allowed in a given period and have not established a minimum holding period other than as may be applicable regarding the policies as noted above, nor have we set an exchange or redemption fee. As noted, the Underlying Funds have established their own internal restrictions or minimums.

There may be legal and technological limitations on our ability to impose restrictions or limitations on the transfer practices of our Policyowners which arise out of the state law affecting a contract and the necessary judgments involved in creating monitoring parameters. Consequently, our ability to discourage excessive frequent transfers that do not involve material or substantial amounts in the Separate Account Funds may be limited. The detection or deterrence of frequent transfer activity involves judgements that are inherently subjective. Accordingly, there is no assurance that we can restrict all transfer activity that may adversely affect Policyowners. There can be no assurance that frequent transfers in the Separate Account Funds will not occur.

Where You Should Direct Requests

You may request allocation changes or transfers of Account Balance (except for transfers to the DWS International VIP and the Vanguard International Fund) by calling 1-800-468-3785 or by writing to our Processing Center. You may not use the telephone or any means other than U.S.P.S. regular mail as specified above, for transfers into the DWS International VIP and the Vanguard International Fund or for revocations of such transfer requests. You must send requests for transfers into the DWS International VIP and the Vanguard International Fund or revocations of orders for such transfers, in writing, by regular mail, to our Financial Transaction Processing Center. For withdrawals and Policy Loans, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, you must make a withdrawal or loan request by calling our Individual Support Department at 1-888-844-5516 or by writing to our home office in New York City, Attention Individual Support Department.

The address for our Financial Transaction Processing Center is:

Mutual of America Life Insurance Company
Financial Transaction Processing Center
1150 Broken Sound Parkway NW
Boca Raton, FL 33487-3598

You should use our forms to submit written requests to us and incomplete, unclear or unsigned forms will be returned without action.

ABOUT MUTUAL OF AMERICA AND OUR SEPARATE ACCOUNT NO. 3

Mutual of America

We are obligated to pay all amounts required on the part of the insurer under the Policies. We are a mutual life insurance company organized under the laws of the State of New York and we are authorized to transact our business in 50 States and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022-6839. We were incorporated in 1945 as a nonprofit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978, we reorganized as a mutual life insurance company, and now serve for-profit as well as not-for-profit organizations.

We provide group and individual life insurance, annuities and related services for the pension, retirement, and long-range savings needs of organizations and their employees and individuals including variable accumulation annuity contracts and variable life insurance policies. We invest the assets we derive from our business as permitted under applicable state law. As of December 31, 2005, we had total assets, on a consolidated basis, of approximately $11.8 billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, and as an investment adviser under the Investment Advisers Act of 1940.

Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

The Separate Account

We established the Separate Account under a resolution adopted by our Board of Directors on June 25, 1998. The Separate Account is registered with the Securities and Exchange Commission (Commission) as a unit investment trust under the 1940 Act. The Commission does not supervise the management or investment practices or policies of the Separate Account or Mutual of America. The 1940 Act, however, does regulate certain actions by the Separate Account.

We divide the Separate Account into distinct Funds. Each Fund invests its assets in an Underlying Fund, and the name of each Separate Account Fund reflects the name of the corresponding Underlying Fund.

The assets of the Separate Account are our property. The Separate Account assets attributable to Policyowners' Account Balances and any other policies funded through the Separate Account cannot be charged with liabilities from other business that we conduct. The income, capital gains and capital losses of each Fund of the Separate Account are credited to, or charged against, the net assets held in that Fund. We separately determine each Fund's net assets, without regard to the income, capital gains and capital losses from any of the other Funds of the Separate Account or from any other business that we conduct.

The Separate Account and Mutual of America are subject to supervision and regulation by the Superintendent of Insurance of the State of New York, and by the insurance regulatory authority of each State in which we are licensed to do business.

FEDERAL TAX CONSIDERATIONS

For Federal income tax purposes, the Separate Account is not separate from us, and its operations are considered part of our operations. Under existing Federal income tax law, we do not pay taxes on the net investment income and realized capital gains earned by the Separate Account. We reserve the right, however, to make a deduction for taxes if in the future we must pay tax on the Separate Account's operations.

Obtaining Tax Advice

The description below of the current federal tax status and consequences for Policyowners does not cover every possible situation and is for information purposes only. Tax provisions and regulations may change at any time. The discussion below of Federal tax considerations is based upon our understanding of current Federal income tax laws as they are currently interpreted and is not intended as tax advice. We do not make any guarantee regarding the tax status of any Policy or any transaction involving a Policy.

Tax results may vary depending upon your individual situation, and special rules may apply to you in certain cases. You also may be subject to State and local taxes, which may not correspond to the Federal tax provisions. For these reasons, you should consult a qualified tax adviser for detailed information and advice regarding the tax consequences to you of purchasing a Policy or of effecting any transaction under a Policy.

Tax Status of the Policies

Section 7702 of the Code defines "insurance contract" for Federal income tax purposes. The Secretary of the Treasury (the Treasury) is authorized to formulate regulations that implement Section 7702. The Treasury has proposed regulations and issued other interim guidance, but it has not adopted final regulations. Accordingly, guidance concerning how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, that Policy would not provide the tax advantages normally provided by a life insurance policy.

We believe that a Policy issued on the basis of a standard premium class should meet the Section 7702 definition of a life insurance contract. Our interpretation is based primarily on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702 issued on July 3, 1991.

For a Policy issued on a substandard basis (in other words, the insured person's premium class indicates a higher than standard mortality risk), there is less guidance as to whether the Policy would meet the Section 7702 definition of life insurance contract. Particularly if the Policyowner pays the full amount of premiums permitted under the Policy, there may be a question as to whether the Policy is a life insurance policy.

If it is subsequently determined that a Policy we have issued does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to attempt to cause that Policy to comply with Section 7702. For this purpose, we reserve the right to restrict Policy transactions as necessary to attempt to qualify the Policy as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the Separate Account's investments be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code. The Separate Account, through the Underlying Funds, intends to comply with the diversification requirements prescribed in Treasury Regulation Section 1.817-5. We believe that the Separate Account meets the diversification requirement, and we will monitor continued compliance with the requirement.

The Treasury has announced that the diversification regulations do not provide guidance concerning the issue of the number of investment options and switches among such options a Policyowner may have before being considered to have investment control and thus to be the owner of the related assets in the Separate Account. If the Treasury provides additional guidance on this issue, the Policy may need to be modified to comply with that guidance. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent the Policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the Policy for favorable tax treatment.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits and Access of Account Balance

In General. Proceeds and Account Balance increases should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. You will not be considered to have received the Account Balance, including investment earnings and interest earned, until there is a distribution of Account Balance.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract, discussed below. Depending on the circumstances, the exchange of a Policy, a change in the Policy's Basic Death Benefit option, a Policy Loan, a partial withdrawal, a surrender, a change in ownership, the payment of an Accelerated Benefit or an assignment of the Policy may have Federal income tax consequences. In addition, Federal, state and local transfer and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or beneficiary.

When you receive a distribution under the Policy, an important factor in determining whether all or any portion of the distribution is taxable to you is your investment in the Policy. Your investment in the Policy generally is the amount of premiums or other consideration you have paid for the Policy which you have not previously withdrawn.

Death Benefits. The death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

Surrender or Lapse of Policy; Maturity Proceeds. Upon a complete surrender or lapse of a Policy or when benefits are paid at the Maturity Date, if the amount you receive plus the amount of your outstanding Policy Loans exceeds your total investment in the Policy, the excess will be treated as ordinary income subject to tax, regardless of whether the Policy is considered to be a Modified Endowment Contract.

Distributions from a Policy that is Not a Modified Endowment Contract. The general rule is that a distribution from a Policy that is not a Modified Endowment Contract is tax-free to you up to the amount of your investment in the Policy. Any distribution or portion of a distribution that exceeds the investment in the Policy is taxable income to you. In effect, all distributions are treated as first a return to you of your investment in the Policy, prior to the return to you of interest and earnings on your Account Balance.

An exception to this general rule applies if:

•  the Policy's death benefit decreases, or any other change occurs that reduces benefits under the Policy, during the first 15 years after the Policy was issued, and

•  the decrease or change results in a cash distribution to the Policyowner in order for the Policy to continue to comply with the limits defined in Section 7702.

In such a case, the cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Policyowner.

Characterization as a Modified Endowment Contract. Section 7702A of the Code establishes a class of life insurance contracts designated as Modified Endowment Contracts. A Policy is considered to be a Modified Endowment Contract if it fails the "seven-pay test" described below. A Policy that fails the test is treated in effect as an investment contract rather than a life insurance policy when loans or withdrawals are made from the Policy. See "Distributions from a Policy that is a Modified Endowment Contract" below.

The seven-pay test is failed if the cumulative amount of premiums paid under a Policy at any time during its first seven years (or seven years from the date of a material change to the Policy) is greater than the cumulative amount of seven-pay premiums that would have been paid on or before that time. "Seven-pay premiums" are the seven level annual premiums that would be payable if the Policy provided for paid-up future benefits after the payment of those premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the death benefit and Account Balance at the time of that change and the additional premiums paid in the seven years following the material change. If the death benefit under a Policy is reduced by a decrease in the Face Amount or a partial withdrawal during either the first seven years after Policy issuance or a material change to the Policy, the seven-pay test will be recalculated as though the new death benefit had applied since the Policy was issued or materially changed. Due to the Policy's payment flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy.

If a premium is credited to your Policy that would cause the Policy to become a Modified Endowment Contract, we will notify you that unless you request a refund of the excess premium, the Policy will become a Modified Endowment Contract. Our notification will provide you with instructions and the time requirements for making the request.

The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be described adequately in this summary. Therefore, a current or prospective Policyowner should consult with a competent advisor to determine whether a particular transaction will cause the Policy to be treated as a Modified Endowment Contract.

Distributions from a Policy that is a Modified Endowment Contract. A Policy classified as Modified Endowment Contract is subject to the tax rules below. In effect, all distributions are treated as first a return to you of interest and earnings on your Account Balance, prior to the return to you of your investment in the Policy.

1)  All distributions you receive under the Policy, including Surrender Proceeds, partial withdrawals and distributions within two years before the Policy became a Modified Endowment Contract, are treated as taxable ordinary income to you, in an amount up to:

•  your Account Balance immediately before the distribution, minus

•  your investment in the Policy at that time.

2)  Second, any loans you take from or secured by the Policy are treated as distributions and are taxed as described in 1) above, and past due loan interest that is added to the loan amount is treated as a loan.

3)  A 10 percent additional income tax is imposed on the portion of any distribution that is included in your taxable income in accordance with 1) above, unless the distribution or loan

•  is made when you are age 59 1/2 or older,

•  is attributable to you becoming disabled, or

•  is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of the you and your beneficiary.

All Modified Endowment Contracts that we issue (or any former affiliates had issued) to the same Policyowner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the Policyowner's gross income under Section 72(e) of the Code.

Policy Loan Interest

If you are an individual, you may not deduct personal interest paid on any loan under a Policy, in most circumstances. Interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is a key employee, as defined in Section 264 of the Code may be tax deductible to the extent the aggregate amount of the loans under Policies covering that individual exceeds $50,000, subject to certain restrictions under Section 264 of the Code.

Estate Taxes

The Death Proceeds payable under the Policy are includable in the insured person's gross estate for federal estate tax purposes if the Death Proceeds are paid:

•  to the insured person's estate, or

•  to a beneficiary other than the estate and the insured person either possessed incidents of ownership in the Policy at the time of death or transferred incidents of ownership in the Policy to another person within three years of death.

Death Proceeds paid to a surviving spouse as beneficiary are not includable in your Federal gross estate because of a 100% estate tax marital deduction. In addition, Death Proceeds paid to a tax-exempt charity may not be taxable in your estate because of the allowance of an estate tax charitable deduction. When Death Proceeds are paid to other beneficiaries, whether or not any Federal estate tax is payable on that amount depends on a variety of factors, including the size of the gross estate. There is an estate tax credit that is equivalent to an exemption of $2 million in 2006 through 2008 and $3.5 million in 2009.

If you are not the insured person, and your death occurs before the death of the insured person, the value of the Policy, as determined under Internal Revenue Service regulations, is includable in your gross estate for Federal estate tax purposes.

YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS

We will vote the shares of the Underlying Funds owned by the Separate Account at regular and special meetings of the shareholders of the Underlying Funds. We will cast our votes according to instructions we receive from Policyowners. The number of Underlying Fund shares that we may vote at a meeting of shareholders will be determined as of a record date set by the Board of Directors or Trustees of the Underlying Fund. If permitted under Federal securities laws, we may instead vote the shares of the Underlying Funds held by our Separate Account in our own discretion.

We will vote 100% of the shares that a Separate Account Fund owns. If you do not send us voting instructions, we will vote the shares attributable to your Account Balance in the same proportion as we vote shares for which we have received voting instructions from Policyowners. We will determine the number of Accumulation Units attributable to each Policyowner for purposes of giving voting instructions as of the same record date used by the Underlying Fund. Each Policyowner who has the right to give us voting instructions for a shareholders' meeting of an Underlying Fund will receive information about the matters to be voted on, including the Underlying Fund's proxy statement and a voting instructions form to return to us.

FUNDING AND OTHER CHANGES WE MAY MAKE

We reserve the right to make certain changes to the Separate Account Funds and to the Separate Account's operations. In making changes, we will comply with applicable law and will obtain the approval of Policyowners, if required. We may:

•  create new investment funds of the Separate Account at any time;

•  to the extent permitted by state and federal law, modify, combine or remove investment funds in the Separate Account;

•  transfer assets we have determined to be associated with the class of contracts to which the Policies belong from one investment fund of the Separate Account to another investment fund;

•  create additional separate accounts or combine any two or more accounts including the Separate Account;

•  transfer assets we have determined to be associated with the class of contracts to which the Policies belong from the Separate Account to another separate account of ours by withdrawing the same percentage of each investment in the Separate Account, with appropriate adjustments to avoid odd lots and fractions;

•  operate the Separate Account as a diversified, open-end management investment company under the 1940 Act, or in any other form permitted by law, and designate an investment advisor for its management, which may be us, an affiliate of ours or another person;

•  deregister the Separate Account under the 1940 Act; and

•  operate the Separate Account under the general supervision of a committee, any or all the members of which may be interested persons (as defined in the 1940 Act) of ours or our affiliates, or discharge the committee for the Separate Account.

If our exercise of any of these rights results in a material change to the Investment Alternatives of the Separate Account, we will advise you of the change.

ADMINISTRATIVE MATTERS

Notices, Confirmation Statements and Reports to Policyowners

Approximately 20 days before a scheduled premium, we will send you a notice of the amount and due date of that scheduled premium, except that we will not send notices for scheduled premiums payable under a Payroll Deduction Program or if you have authorized withdrawals from your bank or other account to pay scheduled premiums.

Within 30 days after each calendar quarter, we will send you a statement showing your Account Balance, premiums received, charges incurred and information concerning any Policy Loans as of the end of the quarter. We will send you a confirmation statement within five business days after any transaction involving purchase, sale or transfer of Accumulation Units and for any change in allocation instructions. If your Policy has a Payroll Deduction Rider, however, your quarterly statement, which we will send within five business days of quarter-end, will serve as the confirmation statement for your purchase transactions. You must notify us of any error in a statement within 30 days after the date we processed the allocation change or transaction, or within 30 days after the end of the period covered by the quarterly statement that serves as the confirmation statement, or you will give up your right to have us correct the error.

We also will send to you annual and semi-annual reports for each Underlying Fund, which will include financial statements.

Miscellaneous Policy Provisions

Limit on Right to Contest. We will not contest the insurance coverage under a Policy after it has been in force:

(a)  for two years from the Issue Date with respect to the initial amount of insurance coverage;

(b)  for two years from the effective date of an increase in the amount of insurance requiring evidence of insurability; and

(c)  for two years from the effective date of the reinstatement with respect to any amount of insurance that was reinstated.

If we contest a Face Amount increase or a reinstatement, the contest will be based only on the application for that increase or reinstatement.

Suicide Exclusion. If the insured person commits suicide within two years from the Issue Date or within such other period specified under applicable state law, we will not pay the Death Proceeds that would otherwise be payable under a Policy. We will pay no more than (a) the sum of the Account Balance and any insurance charges; minus (b) the sum of any Policy Loans. If there was an increase in the Basic Death Benefit for which we had the right to require (or did require) evidence of insurability (other than an increase due solely to a change in the Basic Death Benefit plan) and if the insured person commits suicide within two years from the effective date of that increase, then with respect to that increase we will pay no more than the insurance charges deducted for that increase.

Misrepresentation or Misstatement of Age or Sex. If a misrepresentation is made on the application for your Policy or if the age or sex of the insured person is misstated on your Policy Specifications Pages, then the Proceeds payable upon proof of the death of the insured person will be that which would have been purchased by the most recent monthly deduction for the cost of insurance on the basis of the correct age and sex or as adjusted for the misrepresentation.

Assignment. You must notify us in writing if you assign your Policy. No assignment will be binding on us until we receive and record it at our Processing Office. An assignment will not apply to any payment made before the assignment was recorded. We will not be responsible for the validity of any assignment.

Participation in Divisible Surplus. We are a mutual life insurance company and consequently have no stockholders. Policyowners share in our earnings with respect to amounts they allocate to our General Account. We can give no assurance as to the amount of divisible surplus, if any, that will be available for distribution under the Policies in the future. The determination of such surplus is within the sole discretion of our Board of Directors.

OTHER INFORMATION

Legal Proceedings

From time to time we may engage in litigation. In our judgment, our current litigation is not of material importance in relation to our total assets. The Separate Account is not a party to any pending legal proceedings.

Financial Statements

Financial Statements for Mutual of America and its Separate Account No. 3 are in our SAI. You may refer to the last page of this prospectus for information on how to request the SAI.

DEFINITIONS WE USE IN THIS PROSPECTUS

Accelerated Benefit—The portion of the Death Proceeds payable before the death of the insured person when the insured person is determined to have a terminal illness and is expected to live for 12 months or less.

Account Balance—The value of a Policyowner's Accumulation Units in the Separate Account Funds plus the value of amounts held in the General Account for the Policyowner. As used in this Prospectus, the term "Account Balance" may mean all or any part of your total Account Balance. We sometimes refer to Account Balance as "Account Value."

Accumulation Unit—A measure we use to calculate the value of a Policyowner's interest in each of the Funds of the Separate Account. Each Fund has its own Accumulation Unit value.

Basic Death Benefit—The primary component of the Death Proceeds payable upon the death of the insured person when the Policy is in effect. The Basic Death Benefit is the greater of:

•  the Face Amount under a Face Amount Plan, or the Face Amount plus the Account Balance under a Face Amount Plus Plan (you select the type of Basic Death Benefit Plan in your application for the Policy), and

•  the Account Balance times the applicable Corridor Percentage.

Beneficiary—The person(s) you designate in your application or in a change of beneficiary form filed with us to receive the Death Proceeds payable upon the death of the insured person.

Business Day—Any day the New York Stock Exchange is open for trading. For purposes of determining a Valid Transaction Date, our Business Day will end as of the close of business of the New York Stock Exchange (normally 4:00 p.m. Eastern Time).

Code—The Internal Revenue Code of 1986, as amended, or any corresponding provisions of future United States revenue laws. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.

Corridor Percentage—A percentage established under the Code, based on the insured person's age. The Corridor Percentage is multiplied by your Account Balance to establish the minimum death benefit amount required for the Policy to be treated as life insurance under the Code.

Death Proceeds—An amount equal to the sum of the Basic Death Benefit and amounts payable under any policy riders, minus the sum of any Policy Loans and any unpaid monthly deductions, subject to any applicable adjustments for misrepresentation, suicide or misstatement of age and/or sex.

DWS Variable Series I—The following three portfolios of the DWS Variable Series I: Capital Growth, Bond and International Portfolios.

ERISA—The Employee Retirement Income Security Act of 1974, as amended.

Face Amount—The amount of life insurance coverage as set forth on the Policy Specification Pages of your Policy. The Face Amount must be at least $25,000, except that the minimum Face Amount is $5,000 for Policies issued with a Payroll Deduction Rider.

Fidelity VIP Funds—The Equity-Income, Contrafund®, Mid Cap and Asset Manager(SM) Portfolios of Fidelity® Variable Insurance Products Funds.

Fund (or Separate Account Fund)—One of the subaccounts of the Separate Account. Each Fund's name corresponds to the name of the Underlying Fund in which it invests.

General Account (or Interest Accumulation Account)—Assets we own that are not in a separate account, but rather are held as part of our general assets. We sometimes refer to the General Account as the Interest Accumulation Account, because amounts you allocate to the General Account earn interest at a rate that we change from time to time.

Insured person—The person on whose life a Policy is issued, or in other words the person whose death will trigger payment of a death benefit under your Policy.

Insured person's age—The insured person's age as of his or her last birthday preceding the Policy Date. The insured person's "attained age" at any time is the age on the Policy Date plus the number of successive twelve month periods elapsed since the Policy Date.

Investment Alternatives (or Investment Funds)—Our General Account and the Funds of the Separate Account. You may allocate your premiums and transfer your Account Balance among the Investment Alternatives.

Investment Company—Mutual of America Investment Corporation.

Issue Date—The date as of which we issued a Policy to you, as shown on the Policy Specification Pages of your Policy.

Maturity Date—The Policy Anniversary on which the insured person's attained age equals 100.

Maturity Proceeds—Amount payable on the Maturity Date, equal to the Account Balance minus any Policy Loans and unpaid monthly deductions.

Monthly Anniversary Day—The same day each month as the day on which the Policy Date occurred.

Payroll Deduction Program—A program established by an employer under which it agrees with its participating employees to deduct on each pay date from the employees' salaries the scheduled premium payments for Policies owned by the employees, their spouses or minor children. The employer remits the premiums to us.

Payroll Deduction Rider—A rider to a Policy issued under a Payroll Deduction Program. If required by your State, we will incorporate the provisions regarding Payroll Deduction into your Policy in lieu of issuing a rider.

Policy Anniversary—The day each calendar year which is the anniversary of the Policy Date.

Policy Date—The effective date of the Policy, as shown on the Policy Specification Pages of your Policy, which will not be later than the 28th day of any month. The Policy goes into effect as of 12:01 a.m. on the Policy Date.

Policy Loan—The outstanding principal and unpaid accrued interest for any loan in effect under a Policy.

Policy Month—The period beginning on the Policy Date or any Monthly Anniversary Day and ending immediately before the next Monthly Anniversary Day.

Policyowner—The person designated on the Policy Specification Pages of your Policy as the owner.

Policy Year—The twelve-month period beginning on (a) the Policy Date, or (b) each Policy Anniversary.

Premium class—The mortality risk class of the insured person that we used in setting rates for cost of insurance charges.

Proceeds—The amount we will pay upon (a) surrender of the Policy, (b) the death of the insured person or (c) the Maturity Date, which amount will vary depending on the type of Proceeds being paid.

Processing Office—The office of Mutual of America shown on the cover page of this Prospectus, or any other location we may announce by advance written notice to Policyowners, a field office we have designated, our toll-free telephone facility or our Financial Transaction Processing Center, depending on the transaction requested.

Scheduled premiums—Premiums in the amount and at the intervals specified in your Policy.

Separate Account—Mutual of America Separate Account No. 3, a separate account of Mutual of America maintained under the laws of New York State and registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The assets of the Separate Account are set aside and kept separate from our other assets.

Separate Account Fund—See definition of "Fund," above

Surrrender Proceeds—Amount payable upon surrender of a Policy, equal to the Account Balance minus any Policy Loans outstanding at the time of surrender.

Underlying Funds—The funds or portfolios that are invested in by the Separate Account Funds.

Unscheduled premiums—Premiums other than scheduled premiums that you are permitted to pay under your Policy.

Valid Transaction Date—The Business Day on which all of the requirements for the completion of a transaction have been met. This includes receipt by us at our Processing Office of all information, remittances, notices and papers necessary to process the requested transaction. If requirements are met on a day that is not a Business Day, or after the close of a Business Day, the Valid Transaction Date will be the next following Business Day.

Valuation Day—Each day that the New York Stock Exchange is open for trading, ending at the close of the New York Stock Exchange that day.

Valuation Period—A period beginning immediately after the end of a Valuation Day and ending on the close of the next Valuation Day. Values of Accumulation Units for a Valuation Period are determined as of the end of the Valuation Day which occurs during the Valuation Period.

Vanguard International Fund—The Vanguard Variable Insurance Fund International Portfolio.

We, us, our, Mutual of America—Refer to Mutual of America Life Insurance Company.

Written Request—A written request on an administrative form provided by us or in a form otherwise acceptable to us.

You, your—Refer to a Policyowner.

APPENDIX

GENERAL ACCOUNT OPERATIONS

This Appendix provides more information about our General Account's operations and the risks of allocating Account Balance, including premiums, to the General Account compared to allocating Account Balance, including premiums, to the Separate Account. Account Balances held in our General Account may pose different risks to Policyowners than Account Balances supported by assets of our Separate Account.

When a Policyowner allocates Account Balance to our General Account, the amounts are commingled with our corporate funds and assets (excluding Separate Account assets and special deposit funds). We combine in our General Account contributions and premiums from all lines of business. Assets in our General Account are not segregated for the exclusive benefit of any particular policy or obligation, although experience rated General Account policies may share in the experience of our General Account through interest credits, dividends or rate adjustments.

We invest the pooled amounts in our General Account. Most General Account investments are maintained at book value (relating to our purchase price for the investments), while Separate Account investments are maintained at market value, which fluctuates according to market conditions.

Our General Account assets in the aggregate support our General Account obligations under all of our insurance contracts, including (but not limited to) our individual and group life, health, disability, fixed annuity contracts, variable accumulation annuity contracts and variable universal life policies (other than separate account obligations). General Account assets also are available to us for the conduct of our routine business activities, such as the payment of salaries, rent, other ordinary business expenses and dividends. In the event of our insolvency, funds in our General Account would be available to meet the claims of our general creditors, after payment of amounts due under certain priority claims, including certain amounts owed to Policyowners.

We determine and periodically declare the fixed interest rate return (referred to as the credited interest rate) to be credited to amounts under the Policies held in our General Account, including the extent and frequency credited interest rates may be changed. We also determine the manner in which interest is credited during the term of the Policies and upon their termination. Members of our senior management in their discretion from time to time determine credited interest rates upon consideration of the following factors:

•  Reasonable classifications of different types of policies.

•  Expected benefit payments, expenses (including the on-going costs of business operations), risk charges, mortality, persistency and actual investment earnings properly allocable to each class of policies, under generally accepted actuarial and accounting principles.

•  The ability of each class of policies to be self-supporting over the long run and, in addition, to allow for a permanent contribution to our surplus of such magnitude that in combination with similarly derived contributions from all classes of policies, our long-term financial strength and stability will be assured so that we can meet our long-term obligations to our policyholders. In doing so, there is no requirement that each class of policies make a contribution to surplus every year, since uneven incidence of expenses and experience fluctuations may make that impractical.

•  The potential impact of any credited interest rate decision on both short-term and long-term operating gains or losses, including the immediate and long-term impact on our surplus position, as well as the impact of current and anticipated economic and financial market conditions.

•  Compliance with applicable statutory and regulatory requirements.

•  Competitiveness of rates in light of industry practices and trends current at the time.

We use an overall portfolio approach for determining credited interest rates. This means that one rate is applied to all amounts placed in our General Account for each class of policies without regard to when such amounts were placed in our General Account. The credited interest rate, when declared, is applied on a daily basis to all funds accumulated in the General Account. While we reserve the right to change this credited rate at any time, we generally will not change this rate more frequently than once every three months (in other words, quarterly).

The credited interest rate may not be less than the minimum annual yield, if any, set forth in your Policy, as stated in your Policy. If we declare a credited interest rate higher than the minimum rate, if any, set forth in your Policy, the higher credited interest rate will remain in effect until changed.

All amounts accumulated in our General Account (including credited interest) are guaranteed by us and are payable in full upon a Policyowner's request for transfer, payment or withdrawal of Account Balance or Policy discontinuance, subject to the deduction of any otherwise payable administrative charges and subject to any amounts that serve as collateral for loans. The credited interest rate applicable to amounts in our General Account is indicated in Policyowners' quarterly statements.

We determine the administrative charges, fees, expenses or other amounts (referred to as administrative charges) that are, or may be, assessed against the General Account or Separate Account or deducted by us from Account Balances maintained by Policyowners in the General Account and Separate Account Funds, including the extent and frequency with which such administrative charges may be modified. Periodically, we review the administrative charges under the Policies, taking into consideration the types of factors listed above for determining credited interest rates. Subject to the restrictions referred to in the Prospectus, we reserve the right to change administrative charges. We also reserve the right to change the services we make available to Policyowners. We will provide written notices to Policyowners when required, when administrative charges are amended, modified, added or deleted, prior to the imposition of any change. Administrative charges are usually payable on a monthly basis, but may be payable on the occurrence of certain events. Each Policyowner's quarterly statements reflect direct deductions from the Policyowner's Account Balance in the Separate Account or General Account.

In general and to the extent ERISA applies to the payroll deduction program established by Policyowner's employers for the purchase of Policies, we are subject to ERISA's fiduciary responsibility provisions with respect to the assets of a separate account (other than a separate account registered under the Investment Company Act of 1940 such as the Separate Account) to the extent the investment performance of such assets is passed directly through to policyowners. ERISA requires insurers, in administering separate account assets, to act solely in the interest of a plan's policyowners and beneficiaries; prohibits self-dealing and conflicts of interest; and requires insurers to adhere to a prudent standard of care. In contrast, ERISA generally imposes less stringent standards in the administration of General Account policies that were issued before 1999. We believe that such less stringent standards would continue to apply to our General Account policies that were issued after 1998.

State regulation is typically more restrictive with respect to our General Account than our separate accounts. However, state insurance regulation may not provide the same level of protection to policyowners as ERISA regulation. In addition, our General Account policies often include various guarantees under which we assume risks relating to the funding and distribution of benefits. We do not provide any guarantees with respect to the investment returns on allocations to the Separate Account.

(This page has been left blank intentionally.)

You May Obtain More Information

Statement of Additional Information. We have filed with the Securities and Exchange Commission a Registration Statement that includes this Prospectus, a Statement of Additional Information, and exhibits. The Statement of Additional Information, dated the same date as this Prospectus (the SAI), contains further information about Separate Account No. 3, Mutual of America and the Policies described in the Prospectus, and we incorporate the SAI by reference into this Prospectus. You may obtain a copy of the SAI from us free of charge at your request.

Illustrations. You may request personalized illustrations from us, at no charge. These illustrations will show death benefits and account balances based on cost of insurance charges that you currently would pay if you purchase a Policy.

How to obtain the SAI from us. To request a Statement of Additional Information, you may call us at 1-800-468-3785 or write to us at: Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839.

How to obtain the SAI and other information from the SEC. Information about Mutual of America Separate Account No. 3, including the Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC or at the SEC's web site, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549. You can also call the SEC at 1-202-942-8090.

Where to direct Questions. If you have questions about the Policies or want to request other information about the Policies, you should contact your representative at Mutual of America. You can check for the address and telephone number of the Regional Office that provides services for your Policy by calling 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com.

Investment Company Act of 1940 File No. 811-8368

PRIVACY NOTICE

We are providing this Privacy Notice on behalf of Mutual of America Life Insurance Company and its Separate Accounts. By law, we have the right to modify this policy at any time, but if we do change it, we will notify you in advance. Under applicable laws and regulations, we are required to send you our Privacy Notice on an annual basis.

Information Collection

•  We collect and use information about you in order to provide you with insurance, annuity, and pension products and services.

•  We obtain most of this information directly from you, primarily from the applications you complete when you apply for our products and services, and from your transactions with us. If we need additional information, we may obtain it from other parties, including employers, adult family members, other insurers, consumer reporting agencies and medical care providers.

Information Protection

•  To guard your personal information, we maintain physical, electronic and procedural safeguards that comply with federal and state laws and regulations.

•  All of our employees are required to protect the confidentiality of our customers' personal information, and they may not access that information unless there is a legitimate business reason for doing so, such as responding to a customer request.

•  Our strict policies for protecting personal information apply to current and former customers.

•  Our Web site Privacy Policy can be found on the Internet at mutualofamerica.com.

•  We have appointed a senior officer of the Company to monitor compliance with the Company's Privacy Policy.

Information Disclosure

•  We will not sell your personal information to anyone.

•  We will not disclose your personal information to anyone, including our affiliates and subsidiaries, for marketing purposes.

•  We will not disclose your personal information to anyone, including our affiliates and subsidiaries, except as permitted by law. For example, we may disclose your personal information to our affiliates, subsidiaries and any other entities that provide services to us so that we can effect, maintain or administer your business and respond to your questions or requests.

It is our policy that the recipients of such information shall protect the information and use it only for the purpose stipulated.

For More Information

If you have any questions about Mutual of America's Privacy Policy, or wish to obtain a copy of your personal information, or to inform us of any incorrect information in our records, please contact us at Mutual of America Life Insurance Company, 320 Park Avenue, New York, NY 10022-6839.

* * *

We may be obligated to provide Contract/Policy owner transaction data to the Underlying Funds, as required by applicable laws and regulations.

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

320 PARK AVENUE
NEW YORK, NY 10022-6839

www.mutualofamerica.com

STATEMENT OF ADDITIONAL INFORMATION
FOR
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

Issued By

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

320 Park Avenue,
New York, New York 10022-6839
Through its

SEPARATE ACCOUNT NO. 3

This Statement of Additional Information ("SAI") expands upon subjects we discuss in the Prospectus for the Variable Universal Life Insurance Policies that we offer (the Policies).

You may obtain a copy of the Prospectus, dated May 1, 2006, by calling 1-800-468-3785 or by writing to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839. The Prospectus contains definitions of various terms, and we incorporate those terms by reference into this Statement of Additional Information.

This Statement Of Additional Information Is Not A Prospectus, And You Should Read It In Conjunction With The Prospectus For The Policies.

Dated: May 1, 2006

GENERAL INFORMATION AND HISTORY

We are a mutual life insurance company organized under the laws of the State of New York and we are authorized to transact business in 50 states and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022-6839. We were incorporated in 1945 as a nonprofit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978 we reorganized as a mutual life insurance company, and now serve for-profit as well as not-for-profit organizations.

We provide individual and group life insurance, annuities, and related services for the pension retirement and long range savings needs of organizations and their employees and individuals, including variable accumulation annuity contracts and variable life insurance policies. We also provide group and individual annuities and related services for the pension, retirement, and long-range savings needs of corporate, charitable, religious, educational and government organizations and their employees. We invest the assets we derive from our business as permitted under applicable state law. As of December 31, 2005, we had total assets, on a consolidated basis, of approximately $11.8 billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, and as an investment adviser under the Investment Advisers Act of 1940.

Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies, such as A.M. Best Company, Standard & Poor's Insurance Rating Service and Fitch IBCA, Duff & Phelps, publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

PREMIUMS

Scheduled premiums at the time of Policy issuance should be sufficient to pay current cost of insurance charges and other Policy charges, so that the Policy will not lapse. Unscheduled (additional) premiums must be paid when a Policy's Account Balance is insufficient to pay the monthly deduction necessary to keep the Policy in force. In this situation, we will send the Policyowner a notice that a premium payment is required

Cost of insurance charges will vary based on whether the Policies are under a payroll deduct program or are individually owned. Cost of insurance charges under Policies issued in connection with a payroll deduct program are based on unisex rates. Cost of insurance charges under Policies not under a payroll deduct program are based on whether the insured is male or female. We will determine cost of insurance charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. Charges under a Policy, other than cost of insurance rates, are shown on the specifications page of each Policy.

ADDITIONAL INFORMATION ABOUT OPERATION OF POLICIES AND REGISTRANT

Patrick A. Burns, Senior Executive Vice President and General Counsel of Mutual of America, has passed upon all matters of applicable state law relating to the Policies, including our right to issue the Policies, and has passed upon certain legal matters relating to Federal securities laws that are applicable to our offering of the Policies.

We have no arrangements with any persons or entities to permit frequent transfers of contract value and no such arrangements are permitted.

LOANS

The interest rate on a Policy Loan will be the maximum interest rate that we can charge under applicable law, and the rate will change from time to time. The maximum interest rate is the greater of:

•  our guaranteed rate of interest under the terms of your Contract or Policy, if any, plus 1% per year, or

•  the "Published Monthly Average" for the calendar month ending two months before the date on which the rate is determined. The Published Monthly Average is the Term Monthly Average Corporates yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investors Service, Inc., or any successor thereto or, if that Moody's average is no longer published, a substantially similar average, as established by insurance regulation in the jurisdiction in which the Policy is delivered.

A new interest rate for Policy Loans will be effective beginning on the next January 1 following a change in the maximum rate.

•  We determine the maximum rate of interest on Policy Loans on each December 1 after the Policy is issued.

•  We may increase the Policy Loan interest rate whenever the maximum interest rate increases by 0.5% or more a year.

•  We will reduce the Policy Loan interest rate whenever the maximum interest rate decreases by 0.5% or more a year.

DISTRIBUTION OF THE POLICIES

We offer the Policies continuously without a sales charge through our employees. These employees receive a salary from us and do not receive commissions for sales of the Policies. All persons engaged in selling the Policies are our licensed agents and are duly qualified registered representatives of Mutual of America.

Each sales representative will be eligible to receive a yearly cash incentive payment based in part on aggregate sales by all representatives in the representative's regional office compared to sales targets we established for the office in that year. Our attainment of overall financial and sales objectives also can affect the payment. Representatives and certain staff from the top five regional offices will receive a trip to a conference site to attend a sales meeting.

Mutual of America is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Policies are sold in the states where their sale is lawful.

The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a certificate is done in accordance with our rules and standards.

ADDITIONAL INFORMATION ABOUT CHARGES

Monthly Deductions. We deduct cost of insurance charges and the monthly maintenance fee from your Account Balance in our General Account. If you do not have sufficient Account Balance allocated to the General Account, we will deduct the charges from your Account Balance allocated to one or more of the Separate Account Funds. We look to the Funds in the following order:

(a)    Investment Company Money Market Fund,

(b)    Investment Company Short-Term Bond Fund,

(c)    Investment Company Mid-Term Bond Fund,

(d)    Investment Company Bond Fund,

(e)    DWS Bond VIP,

(f)    Investment Company Composite Fund,

(g)    Fidelity VIP Asset Manager(SM) Fund,

(h)    Calvert Social Balanced Fund,

(i)    Fidelity VIP Equity-Income Fund,

(j)    Investment Company All America Fund,

(k)    Investment Company Equity Index Fund,

(l)    Investment Company Mid-Cap Equity Index Fund,

(m)    Fidelity VIP Contrafund®,

(n)    Investment Company Aggressive Equity Fund,

(o)    DWS Capital Growth VIP,

(p)    DWS International VIP,

(q)    American Century VP Capital Appreciation Fund,

(r)    Investment Company Conservative Allocation Fund,

(s)    Investment Company Moderate Allocation Fund,

(t)    Aggressive Allocation Fund,

(u)    Investment Company Small Cap Value Fund,

(v)    Investment Company Small Cap Growth Fund,

(w)    Investment Company Mid Cap Value Fund,

(x)    Fidelity VIP Mid Cap Fund,

(y)    Oppenheimer Main Street Funds VA,

(z)    Vanguard Variable Insurance Fund Diversified Value Portfolio, and

(aa)    Vanguard Variable Insurance Fund International Portfolio

Underwriting Procedures. Cost of insurance charges for the Policies are not the same for all Policyowners because, under the principle of pooling and distribution of mortality risks, each

Policyowner pays a cost of insurance charge commensurate with the insured's mortality risk. Mortality risk is actuarially determined based upon factors such as the insured's age, gender, health, smoking status and occupation, except that gender is not a factor (in other words, rates are unisex) for Policies purchased under payroll deduct programs. Accordingly, for each actuarial category of insureds there will be different cost of insurance rates. A table showing maximum insurance rates is delivered with each Policy, and the maximum rates will not exceed rates permitted by the 1980 Commissioner's Standard Ordinary mortality table for the insured's premium class.

Changes in Face Amount. After a change in Face Amount, we will send you new Policy Specifications Pages to reflect the change. Certain reductions in Face Amount may cause your Policy to become a Modified Endowment Contract. See "Federal Tax Considerations" in the Prospectus.

Your request for an increase in Face Amount must be accompanied by evidence satisfactory to us that the insured person is insurable. Cost of insurance charges on the additional Face Amount will be based on the insured person's premium class at the time of the increase. An increase in Face Amount will be effective only if and when we expressly approve it. If the insured person is not living on the proposed effective date of a change, the change will not take effect.

The effective date of a decrease in Face Amount will be the first Monthly Anniversary Day on or after the date we receive your request. A decrease in Face Amount will first reduce any prior increases in Face Amount, in reverse of the order in which they occurred (in other words, the most recent Face Amount increase will be the first reduced), and then will reduce the original Face Amount.

YIELD AND PERFORMANCE INFORMATION

From time to time, we may advertise performance for the Separate Account Funds. The performance information we advertise reflects Separate Account charges and the current annual policy maintenance fee, but it does not reflect cost of insurance charges or charges for optional riders. In preparing performance information, we deduct the policy maintenance fee from each Separate Fund, calculated as a cost per $1,000 based on the average Account Balance for all Policies. For any Policyowner, the actual treatment of the policy maintenance fee and its effect on total return will depend on the Policyowner's actual allocation of Account Balance. You should refer to the Prospectus for additional information about Policy charges.

We also may report the performance of the Underlying Funds without the deduction of Separate Account expenses. These returns will be higher than the returns shown if all Separate Account expenses and cost of insurance charges were deducted. In addition, we may compare a Fund's figures to the performance of other variable annuity and variable life accounts tracked by mutual fund rating services or to unmanaged indexes that may assume reinvestment of dividends but do not reflect deductions for administrative and management costs.

You should note that past performance is no guarantee of future results. Total return and yield for a Separate Account Fund will vary based on changes in market conditions and the performance of the Underlying Fund in which it invests. Unit values will fluctuate so that, when redeemed, they may be worth more or less than their original cost.

Money Market Fund

We may disclose the current annualized yield of the Money Market Fund of the Separate Account for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund of the Investment Company or on its portfolio securities. This is called yield. We also may disclose the effective yield of the Money Market Fund of the Separate Account for the same seven-day period, determined on a compounded basis. This is called the effective yield.

Yield and effective yield reflect our deductions from the Separate Account Fund for administrative and distributions expenses or services and the mortality and expense risk charge accrued during the period. Because of these deductions, the yield for the Money Market Fund of the Separate Account will be lower than the yield for the Money Market Fund of the Investment Company.

From time to time, we will include quotations of the yield or performance of the Separate Account's Money Market Fund in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A.  Yield is the net annualized yield based on a specified seven calendar-days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return.

The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

B.  Effective yield is the net annualized yield for a specified seven calendar days, assuming a reinvestment of the income (compounding). Effective yield is calculated by the same method as yield, except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

Effective Yield = [Base Period Return + 1)365/7] – 1.

The current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 2005 was 2.89%. This yield does not reflect cost of insurance charges but does reflect the $2 monthly charge.

Yield and effective yield are based on historical earnings and show the performance of a hypothetical investment. The yield on amounts held in the Money Market Fund of the Separate Account normally will fluctuate on a daily basis, and therefore the yield for any past period is not an indication or representation of future yield. The Money Market Fund's actual yield and effective yield are affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund of the Investment Company, the types and quality of portfolio securities held by the Money Market Fund of the Investment Company, and its operating expenses.

When communicating total return to current or prospective Participants, we also may compare the Money Market Fund's figures to the performance of other variable annuity or variable life accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Bond Funds

From time to time, we may include quotations of the yield of the Separate Account's Investment Company Bond Funds and Scudder Bond Fund in advertisements, sales literature or shareholder reports. Yield is computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per Accumulation Unit basis, for a recent one month or 30-day period and dividing that amount by the unit value of the Fund at the end of the period. This yield does not reflect cost of insurance charges.

Funds Other Than Money Market

From time to time, we may include quotations of a Fund's total return in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner and do not reflect cost of insurance charges:

A.  Average Annual Total Return is the average annual compounded rate of return for the periods of one year, five years and ten years, if applicable, all ended on the date of a recent calendar quarter. In addition, the total return for the life of the Fund is given. Total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

T = (ERV/P)1/n – 1

Where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

B.  Cumulative Total Return is the compounded rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the value of a Fund's unit values and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the compound rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

C = (ERV/P) – 1.

Where:

C = Cumulative Total Return
P = hypothetical initial payment of $1,000
ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Average Annual Total Returns*
For Periods Ended December 31, 2005

Fund	One Year	Five Years	Life of Fund
Investment Company Equity Index	2.83%	(1.54)%	(3.56)%
Investment Company All America	1.76%	(2.73)%	(5.00)%
Investment Company Mid-Cap Equity Index	10.38%	6.17%	5.69%
Investment Company Aggressive Equity	3.74%	0.08%	(2.39)%
Investment Company Small Cap Growth	N/A	N/A	4.50%
Investment Company Small Cap Value	N/A	N/A	6.59%
Investment Company Mid Cap Value	N/A	N/A	5.90%
Investment Company Composite	(0.92)%	(1.01)%	(1.85)%

Fund	One Year	Five Years	Life of Fund
Investment Company Bond	(0.11)%	3.72%	3.90%
Investment Company Mid-Term Bond	(1.11)%	3.13%	3.00%
Investment Company Short-Term Bond	(0.31)%	1.51%	2.13%
Conservative Allocation	0.37%	N/A	2.72%
Moderate Allocation	2.38%	N/A	7.23%
Aggressive Allocation	3.79%	N/A	11.13%
DWS Capital Growth	6.90%	(4.96)%	(6.79)%
DWS Bond	0.67%	3.29%	4.01%
DWS International	13.98%	(2.36)%	(6.00)%
Fidelity VIP Equity-Income	3.98%	2.11%	3.49%
Fidelity VIP Contrafund	14.85%	4.75%	1.69%
Fidelity VIP Asset Manager	2.19%	0.70%	(0.69)%
Fidelity Mid Cap	N/A	N/A	13.78%
Vanguard Diversified Value	N/A	N/A	1.81%
Vanguard International	N/A	N/A	16.40%
Oppenheimer Main Street	N/A	N/A	5.49%
Calvert Social Balanced	3.66%	0.29%	(1.08)%
American Century VP Capital Appreciation	20.06%	(3.77)%	(4.94)%

Cumulative Total Returns*
For Periods Ended December 31, 2005

Fund	One Year	Five Years	Life of Fund
Investment Company Equity Index	2.83%	(7.47)%	(19.54)%
Investment Company All America	1.76%	(12.92)%	(26.48)%
Investment Company Mid-Cap Equity Index	10.38%	34.90%	39.36%
Investment Company Aggressive Equity	3.74%	0.40%	(13.50)%
Investment Company Small Cap Growth	N/A	N/A	4.50%
Investment Company Small Cap Value	N/A	N/A	6.59
Investment Company Mid Cap Value	N/A	N/A	5.90%
Investment Company Composite	(0.92)%	(4.95)%	(10.59)%
Investment Company Bond	(0.11)%	20.04%	25.79%
Investment Company Mid-Term Bond	(1.11)%	16.66%	19.40%
Investment Company Short-Term Bond	(0.31)%	7.78%	13.47%
Conservative Allocation	0.37%	N/A	8.00%
Moderate Allocation	2.38%	N/A	22.15%
Aggressive Allocation	3.79%	N/A	35.33%
DWS Capital Growth	6.90%	(22.46)%	(31.41)%
DWS Bond	0.67%	17.57%	26.59%
DWS International	13.98%	(11.26)%	(31.00)%
Fidelity VIP Equity-Income	3.98%	11.00%	22.84%
Fidelity VIP Contrafund	14.85%	26.12%	10.57%
Fidelity VIP Asset Manager	2.19%	3.55%	(4.07)%
Fidelity Mid Cap	N/A	N/A	13.78%
Vanguard Diversified Value	N/A	N/A	1.81%
Vanguard International	N/A	N/A	16.40%
Oppenheimer Main Street	N/A	N/A	5.49%
Calvert Social Balanced	3.66%	1.46%	(6.30)%
American Century VP Capital Appreciation	20.06%	(17.48)%	(26.20)%

The Separate Account No. 3 Funds commenced operations on April 3, 2000, except that the Investment Company Allocation Funds commenced operations May 20, 2003, the Investment Company Small Cap Growth, Small Cap Value and Mid Cap Value Funds commenced operations July 1, 2005, and the Fidelity Mid-Cap, Oppenheimer Main Street, and the Vanguard International and Diversified Value Funds were made available on July 1, 2005.

The above figures for the Money Market and other Funds, both for average annual total return and cumulative total return, reflect charges made to the Separate Account, including a monthly service charge. In the above table, we deducted the $2.00 monthly contract fee from each Separate Account Fund, calculated as cost per $1,000 based on the average Account Balance. For any Policyowner, the actual treatment of the monthly contract fee and its effect on total return will depend on the Policyowner's actual allocation of Account Balance.

USE OF STANDARD & POOR'S INDICES

Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P), makes no representation or warranty, express or implied, to the Separate Account or the Policyowners regarding the advisability of investing in, or allocating Account Balance to, the Investment Company Equity Index, All America or Mid-Cap Equity Index Funds (together, the Indexed Portfolios) or the ability of the S&P 500® Index or the S&P MidCap 400® Index to track general stock market performance. S&P has no obligation to take the needs of the Indexed Portfolios or the owners of the Indexed Portfolios into consideration in determining, composing or calculating the S&P 500® Index or the S&P MidCap 400® Index. S&P is not responsible for and has not participated in the calculation of the net asset values of the Indexed Portfolios, the amount of the shares of the Indexed Portfolios or the timing of the issuance or sale of the Indexed Portfolios. S&P has no obligation or liability in connection with the administration, marketing or trading of the Indexed Portfolios.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® index or the S&P MidCap 400® index or any data included therein. S&P makes no warranty, express or implied, as to results to be obtained by the indexed portfolios, owners of the indexed portfolios, or any other person or entity from the use of the S&P 500® index, the S&P MidCap 400® index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® index, the S&P MidCap 400® index or any data included therein. Without limiting any use of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

*  Returns reflect the deduction of actual charges in effect for the periods shown.

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 3 as of December 31, 2005 and Mutual of America Life Insurance Company as of December 31, 2005, and 2004 have been audited by our independent registered public accounting firm, KPMG LLP, New York, New York as stated in the independent registered public accounting firm's reports appearing herein. The financial statements are included in this Statement of Additional Information in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. When you allocate Account Balance to the Separate Account Funds, the value of the Account Balance in those Funds is impacted primarily by the investment results of the Underlying Fund(s).

Financial statements of the Separate Account for 2005 are included as follows:

Below are the consolidated financial statements of Mutual of America for the years ended December 31, 2005 and 2004:

You should consider the financial statements of Mutual of America Life Insurance Company as bearing upon the ability of Mutual of America to meet its obligations under the Policies. You should not consider them as bearing upon the investment experience of the Separate Account Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Mutual of America Life Insurance Company and Contract Owners of Mutual of America Separate Account No. 3:

We have audited the accompanying statements of assets and liabilities of Mutual of America Separate Account No. 3 (comprised of the sub-accounts listed in note 1 and collectively referred to as "the Separate Account") as of December 31, 2005, and the related statements of operations for the year or period then ended as indicated herein, the statements of changes in net assets for each of the years or period in the two-year period then ended as indicated herein, and the financial highlights for each of the years or periods in the four-year period then ended as indicated herein. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 20, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the assets and liabilities of the sub-accounts included in the Mutual of America Separate Account No. 3 as of December 31, 2005, and the results of their operations for the year or period then ended as indicated herein, the changes in their net assets for each of the years or period in the two-year period then ended as indicated herein, and the financial highlights for each of the years or periods in the four-year period then ended as indicated herein, in conformity with U.S. generally accepted accounting principles.

New York, New York
April 28, 2006

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2005

	Investment Company
	Money Market Fund	All America Fund	Equity Index Fund	Aggressive Equity Fund	Mid-Cap Equity Index Fund	Mid Cap Value Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: Money Market Fund—$18,358 All America Fund—$974,753 Equity Index Fund—$965,783 Aggressive Equity Fund—$660,541 Mid-Cap Equity Index Fund—$719,696 Mid Cap Value Fund—$—) (Notes 1 and 2)	$18,241	$770,021	$881,668	$638,757	$879,947	$—
Due From (To) General Account	111	(294)	(1,684)	(2,016)	647	100
Net Assets	$18,352	$769,727	$879,984	$636,741	$880,594	$100
Unit Value at December 31, 2005 (1)	$2.36	$8.66	$2.99	$2.95	$1.82	$1.06
Number of Units Outstanding at December 31, 2005 (2)	7,789	88,922	294,358	216,095	485,166	94
	Investment Company
	Small Cap Growth Fund	Small Cap Value Fund	Composite Fund	Bond Fund	Short-Term Bond Fund	Mid-Term Bond Fund
Investments in Mutual of America Investment Corporation at market value (Cost: Small Cap Growth Fund—$662 Small Cap Value Fund—$— Composite Fund—$234,411 Bond Fund—$53,993 Short-Term Bond Fund—$5,714 Mid-Term Bond Fund—$30,186) (Notes 1 and 2)	$665	$—	$220,789	$51,424	$5,569	$29,047
Due From (To) General Account	26	133	1,595	463	34	138
Net Assets	$691	$133	$222,384	$51,887	$5,603	$29,185
Unit Value at December 31, 2005 (1)	$1.05	$1.07	$5.52	$4.18	$1.55	$1.69
Number of Units Outstanding at December 31, 2005 (2)	658	124	40,299	12,416	3,617	17,297

(1)  Rounded to the nearest cent.

(2)  Rounded to the nearest unit.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2005

	Investment Company
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Investments in Mutual of America Investment Corporation at market value (Cost: Conservative Allocation Fund—$2,214 Moderate Allocation Fund—$8,064 Aggressive Allocation Fund—$15,631) (Notes 1 and 2)	$2,153	$7,882	$16,020
Due From (To) General Account	(19)	70	(436)
Net Assets	$2,134	$7,952	$15,584
Unit Value at December 31, 2005 (1)	$1.10	$1.23	$1.35
Number of Units Outstanding at December 31, 2005 (2)	1,937	6,450	11,511

(1)  Rounded to the nearest cent.

(2)  Rounded to the nearest unit.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2005

	DWS			American Century
	Bond VIP Fund	Capital Growth VIP Fund	International VIP Fund	VP Capital Appreciation Fund
Assets:
Investments in DWS Variable Series I Portfolios and American Century VP Capital Appreciation Fund at market value (Cost: DWS Bond VIP Fund—$23,383 DWS Capital VIP Growth Fund—$1,481,824 DWS International VIP Fund—$290,294 American Century VP capital Appreciation Fund—$152,604) (Notes 1 and 2)	$23,917	$1,239,245	$267,272	$117,371
Due From (To) General Account	(816)	(3,908)	(1,228)	1,585
Net Assets	$23,101	$1,235,337	$266,044	$118,956
Unit Value at December 31, 2005 (1)	$17.22	$35.02	$18.68	$16.32
Number of Units Outstanding at December 31, 2005 (2)	1,341	35,277	14,243	7,287
	Calvert	Fidelity
	Social Balanced Fund	VIP Equity-Income Fund	VIP Contra Fund	VIP Asset Manager Fund
Assets:
Investments in Calvert Social Balance Portfolio and Fidelity Portfolios at market value (Cost: Calvert Social Balanced Fund—$74,368 Fidelity VIP Equity-Income Fund—$277,942 Fidelity VIP Contra Fund—$652,718 Fidelity VIP Asset Manager Fund—$172,457) (Notes 1 and 2)	$73,152	$308,272	$855,947	$176,314
Due From (To) General Account	(1,333)	2,814	4,212	849
Net Assets	$71,819	$311,086	$860,159	$177,163
Unit Value at December 31, 2005 (1)	$3.45	$40.39	$39.41	$27.37
Number of Units Outstanding at December 31, 2005 (2)	20,840	7,702	21,824	6,474

(1)  Rounded to the nearest cent.

(2)  Rounded to the nearest unit.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2005

	Fidelity	Vanguard		Oppenheimer
	VIP Mid Cap Fund	Diversified Value Fund	International Fund	Main Street Fund
Assets:
Investments in Fidelity VIP Mid Cap Portfolio, Vanguard Portfolios and Oppenheimer Main Street Fund at market value (Cost: Fidelity VIP Mid Cap Fund—$3,864 Vanguard Diversified Value Fund—$1,140 Vanguard International Fund—$18,958 Oppenheimer Main Street Fund—$10,452) (Notes 1 and 2)	$4,303	$2,457	$21,561	$10,706
Due From (To) General Account	7,494	(184)	260	(5,221)
Net Assets	$11,797	$2,273	$21,821	$5,485
Unit Value at December 31, 2005 (1)	$34.97	$14.31	$17.29	$21.69
Number Of Units Outstanding At December 31, 2005 (2)	337	159	1,262	253

(1)  Rounded to the nearest cent.

(2)  Rounded to the nearest unit.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2005

	Investment Company
	Money Market Fund	All America Fund	Equity Index Fund	Aggressive Equity Fund	Mid-Cap Equity Index Fund	Mid Cap Value Fund(a)
Investment Income and Expenses:
Dividend income (Note 1)	$378	$2,627	$13,541	$—	$10,979	$—
Expenses (Note 3)	156	6,746	7,540	5,518	6,562	—
Net Investment Income (Loss)	222	(4,119)	6,001	(5,518)	4,417	—
Net Realized and Unrealized Gain (Loss) on Investments (Note 1): Net realized gain (loss) on investment transactions	(1)	(46,695)	(7,788)	(6,548)	7,969	—
Realized gain distributions	—	63,270	17,863	6,491	49,040	—
Net realized gain (loss) on investments	(1)	16,575	10,075	(57)	57,009	—
Net unrealized appreciation (depreciation) of investments	136	11,045	16,141	34,412	30,986	—
Net Realized and Unrealized Gain (Loss) on Investments	135	27,620	26,216	34,355	87,995	—
Net Increase (Decrease) in Net Assets Resulting From Operations	$357	$23,501	$32,217	$28,837	$92,412	$—
	Investment Company
	Small Cap Growth Fund(a)	Small Cap Value Fund(a)	Composite Fund	Bond Fund	Short-Term Bond Fund	Mid-Term Bond Fund
Investment Income and Expenses:
Dividend income (Note 1)	$—	$—	$5,481	$2,261	$127	$941
Expenses (Note 3)	966	1	1,973	467	53	281
Net Investment Income (Loss)	(966)	(1)	3,508	1,794	74	660
Net Realized and Unrealized Gain (Loss) on Investments (Note 1): Net realized gain (loss) on investment transactions	(1)	(4)	(5,541)	(142)	(14)	(154)
Realized gain distributions	—	—	—	—	—	—
Net realized gain (loss) on investments	(1)	(4)	(5,541)	(142)	(14)	(154)
Net unrealized appreciation (depreciation) of investments	3	(2)	3,256	(1,204)	(19)	(566)
Net Realized and Unrealized Gain (Loss) on Investments	2	(6)	(2,285)	(1,346)	(33)	(720)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(964)	$(7)	$1,223	$448	$41	$(60)

(a)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2005

	Investment Company
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Investment Income and Expenses:
Dividend income (Note 1)	$61	$201	$275
Expenses (Note 3)	6	28	50
Net Investment Income (Loss)	55	173	225
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	—	(1)	72
Realized gain distributions	20	153	498
Net realized gain (loss) on investments	20	152	570
Net unrealized appreciation (depreciation) of investments	(58)	(26)	(68)
Net Realized and Unrealized Gain (Loss) on Investments	(38)	126	502
Net Increase (Decrease) in Net Assets Resulting From Operations	$17	$299	$727

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2005

	DWS			American Century
	Bond VIP Fund	Capital Growth VIP Fund	International VIP Fund	VP Capital Appreciation Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$747	$11,200	$3,860	$—
Expenses (Note 3)	203	8,677	2,155	866
Net Investment Income (Loss)	544	2,523	1,705	(866)
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	88	(8,153)	(6,658)	(23,514)
Realized gain distributions	226	—	—	—
Net realized gain (loss) on investments	314	(8,153)	(6,658)	(23,514)
Net unrealized appreciation (depreciation) of investments	(494)	99,309	39,842	45,417
Net Realized and Unrealized Gain (Loss) on Investments	(180)	91,156	33,184	21,903
Net Increase (Decrease) in Net Assets Resulting From Operations	$364	$93,679	$34,889	$21,037
	Calvert	Fidelity
	Social Balanced Fund	VIP Equity-Income Fund	VIP Contra Fund	VIP Asset Manager Fund
Investment Income and Expenses:
Dividends income (Note 1)	$1,290	$4,876	2,130	$4,735
Expenses (Note 3)	623	2,512	6,282	1,459
Net Investment Income (Loss)	667	2,364	(4,152)	3,276
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (Loss) on investment transactions	(44)	2,259	17,964	(74)
Realized gain distributions	—	10,740	183	—
Net realized gain (Loss) on investments	(44)	12,999	18,147	(74)
Net unrealized appreciation (depreciation) of investments	2,613	(874)	102,351	2,250
Net Realized and Unrealized Gain (Loss) on Investments	2,569	12,125	120,498	2,176
Net Increase (Decrease) in Net Assets Resulting From Operations	$3,236	$14,489	$116,346	$5,452

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2005

	Fidelity	Vanguard		Oppenheimer
	VIP Mid Cap Fund(a)	Diversified Value Fund(a)	International Fund(a)	Main Street Fund(a)
Investment Income and Expenses:
Dividends Income (Note 1)	$—	$—	$—	$—
Expenses (Note 3)	22	12	46	26
Net Investment Income (Loss)	(22)	(12)	(46)	(26)
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	365	15,691	—	—
Realized gain distributions	—	—	—	—
Net realized gain (loss) on investments	365	15,691	—	—
Net unrealized appreciation (depreciation) of investments	439	1,317	2,603	254
Net Realized and Unrealized Gain (Loss) on Investments	804	17,008	2,603	254
Net Increase (Decrease) In Net Assets Resulting From Operations	$782	$16,996	$2,557	$228

(a)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	Money Market Fund		All America Fund		Equity Index Fund
	2005	2004	2005	2004	2005	2004
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$222	$35	$(4,119)	$2,340	$6,001	$7,296
Net realized gain (loss) on investments	(1)	(49)	16,575	20,128	10,075	(9,941)
Net unrealized appreciation (depreciation) of investments	136	50	11,045	27,500	16,141	75,896
Net Increase (Decrease) in net assets resulting from operations	357	36	23,501	49,968	32,217	73,251
From Unit Transactions:
Contributions	6,654	6,539	202,697	167,784	114,312	110,410
Withdrawals	(801)	—	(9,341)	(11,705)	(29,386)	(13,980)
Net transfers	(4,046)	(4,719)	(210,951)	(203,990)	(74,087)	(83,857)
Contract fees	(289)	(275)	(3,131)	(2,993)	(2,406)	(2,220)
Net Increase (Decrease) from unit transactions	1,518	1,545	(20,726)	(50,904)	8,433	10,353
Net Increase (Decrease) in Net Assets	1,875	1,581	2,775	(936)	40,650	83,604
Net Assets:
Beginning of Year	16,477	14,896	766,952	767,888	839,334	755,730
End of Year	$18,352	$16,477	$769,727	$766,952	$879,984	$839,334
	Investment Company
	Aggressive Equity Fund		Mid-Cap Equity Index Fund		Mid Cap Value Fund	Small Cap Growth Fund
	2005	2004	2005	2004	2005(a)	2005(a)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(5,518)	$(5,326)	$4,417	$1,130	$—	$(966)
Net realized gain (loss) on investments	(57)	15,218	57,009	18,836	—	(1)
Net unrealized appreciation (depreciation) of investments	34,412	18,079	30,986	73,950	—	3
Net Increase (Decrease) in net assets resulting from operations	28,837	27,971	92,412	93,466	—	(964)
From Unit Transactions:
Contributions	67,475	81,107	74,888	78,576	—	30
Withdrawals	(30,692)	(14,074)	—	—	—	—
Net transfers	(65,244)	(67,393)	(27,162)	13,645	100	1,625
Contract fees	(1,333)	(1,296)	(384)	(265)	—	—
Net Increase (Decrease) from unit transactions	(29,794)	(1,656)	47,342	91,956	100	1,655
Net Increase (Decrease) in Net Assets	(957)	26,315	139,754	185,422	100	691
Net Assets:
Beginning of Period/Year	637,698	611,383	740,840	555,418	—	—
End of Period/Year	$636,741	$637,698	$880,594	$740,840	$100	$691

(a)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	Small Cap Value Fund	Composite Fund		Bond Fund
	2005(a)	2005	2004	2005	2004
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1)	$3,508	$3,362	$1,794	$1,744
Net realized gain (loss) on investments	(4)	(5,541)	(5,688)	(142)	(160)
Net unrealized appreciation (depreciation) of investments	(2)	3,256	13,103	(1,204)	283
Net Increase (Decrease) in net assets resulting from operations	(7)	1,223	10,777	448	1,867
From Unit Transactions:
Contributions	—	87,989	60,134	15,175	15,946
Withdrawals	—	(4,311)	(8,348)	(1,318)	(3,075)
Net transfers	140	(79,661)	(48,786)	(12,972)	(16,882)
Contract fees	—	(1,917)	(1,947)	(811)	(744)
Net Increase (Decrease) from unit transactions	140	2,100	1,053	74	(4,755)
Net Increase (Decrease) in Net Assets	133	3,323	11,830	522	(2,888)
Net Assets:
Beginning of Period/Year	—	219,061	207,231	51,365	54,253
End of Period/Year	$133	$222,384	$219,061	$51,887	$51,365

	Investment Company
	Short-Term Bond Fund		Mid-Term Bond Fund
	2005	2004	2005	2004
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$74	$85	$660	$848
Net realized gain (loss) on investments	(14)	(7)	(154)	123
Net unrealized appreciation (depreciation) of investments	(19)	(44)	(566)	(488)
Net Increase (Decrease) in net assets resulting from operations	41	34	(60)	483
From Unit Transactions:
Contributions	1,506	1,632	7,664	7,671
Withdrawals	(804)	—	—	—
Net transfers	(644)	(1,515)	(12,262)	(10,837)
Contract fees	(66)	(65)	(325)	(256)
Net Increase (Decrease) from unit transactions	(8)	52	(4,923)	(3,422)
Net Increase (Decrease) in Net Assets	33	86	(4,983)	(2,939)
Net Assets:
Beginning of Year	5,570	5,484	34,168	37,107
End of Year	$5,603	$5,570	$29,185	$34,168

(a)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund
	2005	2004	2005	2004	2005	2004
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$55	$12	$173	$168	$225	$192
Net realized gain (loss) on investments	20	4	152	178	570	797
Net unrealized appreciation (depreciation) of investments	(58)	4	(26)	(166)	(68)	(71)
Net Increase (Decrease) in net assets resulting from operations	17	20	299	180	727	918
From Unit Transactions:
Contributions	431	827	1,303	864	5,061	3,991
Withdrawals	—	—	—	—	—	—
Net transfers	1,278	(978)	(232)	5,282	416	(4,788)
Contract fees	(4)	—	(26)	(2)	(55)	(43)
Net Increase (Decrease) from unit transactions	1,705	(151)	1,045	6,144	5,422	(840)
Net Increase (Decrease) in Net Assets	1,722	(131)	1,344	6,324	6,149	78
Net Assets:
Beginning of Year	412	543	6,608	284	9,435	9,357
End of Year	$2,134	$412	$7,952	$6,608	$15,584	$9,435
	DWS
	Bond VIP Fund		Capital Growth VIP Fund		International VI Fund
	2005	2004	2005	2004	2005	2004
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$544	$618	$2,523	$(3,655)	$1,705	$1,050
Net realized gain (loss) on investments	314	7	(8,153)	(18,182)	(6,658)	(18,217)
Net unrealized appreciation (depreciation) of investments	(494)	234	99,309	91,557	39,842	47,045
Net Increase (Decrease) in net assets resulting from operations	364	859	93,679	69,720	34,889	29,878
From Unit Transactions:
Contributions	4,981	5,248	113,578	121,190	23,596	26,229
Withdrawals	(120)	(998)	(10,383)	(6,952)	(9,269)	(6,527)
Net transfers	(3,969)	(2,293)	(48,839)	(57,840)	(18,149)	(27,211)
Contract fees	(262)	(265)	(344)	(261)	(96)	(117)
Net Increase (Decrease) from unit transactions	630	1,692	54,012	56,137	(3,918)	(7,626)
Net Increase (Decrease) in Net Assets	994	2,551	147,691	125,857	30,971	22,252
Net Assets:
Beginning of Year	22,107	19,556	1,087,646	961,789	235,073	212,821
End of Year	$23,101	$22,107	$1,235,337	$1,087,646	$266,044	$235,073

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	American Century		Calvert
	VP Capital Appreciation Fund		Social Balanced Fund
	2005	2004	2005	2004
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$(866)	$(1,128)	$667	$514
Net realized gain (loss) on investments	(23,514)	(5,837)	(44)	(324)
Net unrealized appreciation (depreciation) of investments	45,417	14,712	2,613	4,616
Net Increase (Decrease) in net assets resulting from operations	21,037	7,747	3,236	4,806
From Unit Transactions:
Contributions	10,509	11,505	11,824	13,198
Withdrawals	(3,183)	(5,333)	(2,496)	(3,395)
Net transfers	(40,830)	(8,997)	(8,300)	(9,878)
Contract fees	(90)	(120)	(647)	(646)
Net Increase (Decrease) from unit transactions	(33,594)	(2,945)	381	(721)
Net Increase (Decrease) in Net Assets	(12,557)	4,802	3,617	4,085
Net Assets:
Beginning of Year	131,513	126,711	68,202	64,117
End of Year	$118,956	$131,513	$71,819	$68,202

	Fidelity
	VIP Equity-Income Fund		VIP Contra Fund		VIP Asset Manager Fund
	2005	2004	2005	2004	2005	2004
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,364	$1,854	$(4,152)	$(3,932)	$3,276	$3,274
Net realized gain (loss) on investments	12,999	1,370	18,147	5,977	(74)	(453
Net unrealized appreciation (depreciation) of investments	(874)	26,448	102,351	92,158	2,250	4,997
Net Increase (Decrease) in net assets resulting from operations	14,489	29,672	116,346	94,203	5,452	7,818
From Unit Transactions:
Contributions	51,629	57,265	123,481	84,354	19,670	21,494
Withdrawals	(12,372)	(8,389)	(25,874)	(12,902)	(2,687)	(2,654)
Net Transfers	(56,160)	(47,491)	(97,790)	(99,808)	(25,389)	(28,990)
Contract fees	(2,795)	(2,584)	(1,270)	(1,190)	(1,134)	(1,091)
Net Increase (Decrease) from unit transactions	(19,698)	(1,199)	(1,453)	(29,546)	(9,540)	(11,241)
Net Increase (Decrease) in Net Assets	(5,209)	28,473	114,893	64,657	(4,088)	(3,423)
Net Assets:
Beginning of Year	316,295	287,822	745,266	680,609	181,251	184,674
End of Year	$311,086	$316,295	$860,159	$745,266	$177,163	$181,251

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity	Vanguard		Oppenheimer
	VIP Mid Cap Fund	Diversified Value Fund	International Fund	Main Street Fund
	2005(a)	2005(a)	2005(a)	2005(a)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(22)	$(12)	$(46)	$(26)
Net realized gain (loss) on investments	365	15,691	—	—
Net unrealized appreciation (depreciation) of investments	439	1,317	2,603	254
Net Increase (Decrease) in net assets resulting from operations	782	16,996	2,557	228
From Unit Transactions:
Contributions	473	119	533	438
Withdrawals	—	—	—	—
Net transfers	10,552	(14,842)	18,761	4,819
Contract fees	(10)	—	(30)	—
Net Increase (Decrease) from unit transactions	11,015	(14,723)	19,264	5,257
Net Increase (Decrease) in Net Assets	11,797	2,273	21,821	5,485
Net Assets:
Beginning of Period	—	—	—	—
End of Period	$11,797	$2,273	$21,821	$5,485

(a)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies and Organization

Separate Account No. 3 of Mutual of America Life Insurance Company ("the Company") was established in conformity with New York Insurance Law and commenced operations on April 3, 2000 as a unit investment trust. Separate Account No. 3 consists of 27 distinct funds. Each invests in shares of one of 15 funds of Mutual of America Investment Corporation (the "Investment Company"): the Money Market, All America, Equity Index, Aggressive Equity, Mid-Cap Equity Index, Mid Cap Value, Small Cap Growth, Small Cap Value, Composite, Bond, Short-Term Bond, Mid-Term Bond, Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds; three portfolios of DWS Variable Series I ("DWS"): the Bond, Capital Growth and International Portfolios; the VP Capital Appreciation Fund of American Century Variable Portfolios, Inc. ("American Century"); the Calvert Social Balanced Portfolio of Calvert Variable Series, Inc. ("Calvert"); the Equity-Income, Contrafund, Asset Manager and Mid Cap Portfolios of Fidelity Investments Variable Insurance Products Funds ("Fidelity"); the Diversified Value and International Portfolios of Vanguard Variable Insurance Fund ("Vanguard"); and the Oppenheimer Main Street Fund/VA of Oppenheimer Variable Account Funds ("Oppenheimer").

The Investment Company Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds became available to Separate Account No. 3 as investment alternatives on May 20, 2003. The Investment Company Mid Cap Value, Small Cap Growth and Small Cap Value Funds, the Fidelity Mid Cap Portfolio, the Vanguard Diversified Value and International Portfolios and the Oppenheimer Main Street Fund/VA became available to Separate Account No. 3 as investment alternatives on July 1, 2005.

Separate Account No. 3 was formed by the Company to support the operations of the Company's variable universal life insurance policies. The assets of Separate Account No. 3 are the property of the Company. The portion of Separate Account No. 3's assets applicable to the policies will not be charged with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by Separate Account No. 3, which are in conformity with U.S. generally accepted accounting principles;

Investment Valuation — Investments are made in shares of the Investment Company, DWS, American Century, Calvert, Fidelity, Vanguard and Oppenheimer and are valued at the reported net asset values of the respective funds and portfolios. Such investments are referred to as "Underlying Funds" of Separate Account No. 3.

Investment Income — Dividend distributions made by the Underlying Funds, representing a distribution of their accumulated income is recognized as investment income while distributions of capital gains are recognized as realized gains from distributions. All dividend distributions are recognized on the ex-dividend dates of each Underlying Fund by each Fund of Separate Account No. 3 and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividend paid to the Funds of Separate Account No. 3 has no impact on their respective unit values.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies and Organization (Continued)

Investment Transactions — Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

Federal Income Taxes — Separate Account No. 3 will be treated as a part of the Company and will not be taxed separately as a "regulated investment company" under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements.

2. Investments

The number of shares owned by Separate Account No. 3 and the respective net asset values (rounded to the nearest cent) per share at December 31, 2005 were as follows:

	Number of Shares	Net Asset Value
Investment Company Funds:
Money Market Fund	15,266	$1.20
All America Fund	396,632	1.94
Equity Index Fund	412,116	2.14
Aggressive Equity Fund	347,644	1.84
Mid-Cap Equity Index Fund	574,212	1.53
Mid Cap Value Fund	0	1.06
Small Cap Growth Fund	630	1.06
Small Cap Value Fund	0	1.07
Composite Fund	153,914	1.43
Bond Fund	40,936	1.26
Mid-Term Bond Fund	31,535	0.92
Conservative Allocation Fund	2,146	1.00
Moderate Allocation Fund	7,130	1.11
Aggressive Allocation Fund	13,153	1.22
Scudder Portfolios:
Bond Portfolio — Class "A"	3,423	6.99
Capital Growth Portfolio — Class "A"	73,330	16.90
International Portfolio — Class "A"	24,635	10.85
American Century VP Capital Appreciation Fund	12,555	9.35
Calvert Social Balanced Portfolio	37,650	1.94
Fidelity Portfolios:
Equity-Income — "Initial" Class	12,095	25.49
Contrafund — "Initial" Class	27,585	31.03
Asset Manager — "Initial" Class	11,724	15.04
Mid Cap — "Initial" Class	123	35.11
Vanguard Portfolios:
Diversified	171	14.37
Internationa	1,241	17.37
Oppenheimer Main Street Fund/VA	491	21.79

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Expenses

Administrative Fees and Expenses and Cost of Insurance — In connection with its administrative functions, the Company deducts daily charges at an annual rate of .40% (except for American Century for which the rate charged is .15% and each Fidelity fund, for which the rate is .30% due to reimbursements received from affiliates of American Century and Fidelity) from the value of the net assets of each Fund. Monthly charges equaling the lesser of $2.00 or 1/12 of 1% of account value may be deducted from a policyowner's account and are reflected as unit transactions in the accompanying financial statements. The cost of insurance, to compensate the Company for life insurance coverage provided under the policies, is deducted monthly from a policyowner's account and reflected as net transfers in the accompanying financial statements.

Mortality and Expense Risk Fees — The Company assumes the risk that insureds may live for a shorter period of time than estimated for purposes of current or guaranteed cost of insurance rates; for this it deducts daily a mortality risk charge at an annual rate of .35%, from the value of the net assets of each Fund. An expense risk charge, deducted daily, at an annual rate of .15% from the value of the net assets of each Fund, compensates the Company for the risk that administrative expenses incurred will be greater than estimated.

From July 15, 2003 through October 14, 2004, the Investment Company Money Market Fund's annual expenses were waived to the extent required to prevent the total investment returns, net of separate account expenses, from producing a negative result. During the period of the waiver, the Fund's expenses were reduced at an annual rate of 0.20%.

4. Financial Highlights

	Investment Company Money Market Fund
	Years Ended December 31,
Selected Per Unit And Supplementary Data:	2005	2004		2003		2002	2001
Unit value, beginning of year	$2.31	$2.30		$2.30		$2.28	$2.22
Unit value, end of year	$2.36	$2.31		$2.30		$2.30	$2.28
Units outstanding, beginning of year	7,137	6,477		6,019		5,020	8,275
Units Issued	2,867	3,523		2,856		3,043	2,474
Units Redeemed	(2,215)	(2,864)		(2,398)		(2,044)	(5,729)
Units Outstanding, end of year	7,789	7,136		6,477		6,019	5,020
Net Assets	$18,352	$16,477		$14,896		$13,830	$11,469
Expense Ratio (A)	0.90%	0.90	%(D)	0.90	%(D)	0.90%	0.90%
Investment Income Ratio (B)	2.17%	1.13%		1.08%		1.67%	3.80%
Total Return (C)	2.05%	0.40%		0.08%		0.57%	3.04%

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  For the period July 15, 2003 through October 14, 2004, the effective annual expense ratio was .70% due to an expense waiver that was in effect. See Note 3 for additional information.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company All America Fund
	Years Ended December 31,
Selected Per Unit And Supplementary Data:	2005	2004	2003	2002	2001
Unit value, beginning of year	$8.42	$7.85	$5.96	$7.74	$9.46
Unit value, end of year	$8.66	$8.42	$7.85	$5.96	$7.74
Units outstanding, beginning of year	91,071	97,811	98,846	112,867	115,511
Units Issued	26,015	22,877	30,163	29,776	44,187
Units Redeemed	(28,164)	(29,617)	(31,198)	(43,797)	(46,831)
Units Outstanding, end of year	88,922	91,071	97,811	98,846	112,867
Net Assets	$769,727	$766,952	$767,888	$588,669	$873,831
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B) .................	0.35%	1.21%	0.82%	0.81%	0.40%
Total Return (C)	2.79%	7.27%	31.82%	-23.08%	-18.12%
	Investment Company Equity Index Fund
	Years Ended December 31,
Selected Per Unit And Supplementary Data:	2005	2004	2003	2002	2001
Unit value, beginning of year	$2.88	$2.62	$2.06	$2.67	$3.07
Unit value, end of year	$2.99	$2.88	$2.62	$2.06	$2.67
Units outstanding, beginning of year	291,616	288,018	257,511	234,984	208,558
Units Issued	67,376	44,739	58,577	80,427	88,695
Units Redeemed	(64,634)	(41,141)	(28,070)	(57,900)	(62,169)
Units Outstanding, end of year	294,358	291,616	288,018	257,511	234,984
Net Assets	$879,984	$839,334	$755,730	$531,358	$628,387
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.61%	1.89%	1.54%	1.62%	3.40%
Total Return (C)	3.87%	9.69%	27.16%	-22.84%	-12.97%

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company Aggressive Equity Fund
	Years Ended December 31,
Selected Per Unit And Supplementary Data:	2005	2004	2003	2002	2001
Unit value, beginning of year	$2.81	$2.69	$1.95	$2.47	$2.79
Unit value, end of year	$2.95	$2.81	$2.69	$1.95	$2.47
Units outstanding, beginning of year	226,768	227,130	204,400	200,960	173,281
Units Issued	34,853	37,115	44,210	50,916	59,555
Units Redeemed	(45,526)	(37,477)	(21,480)	(47,476)	(31,876)
Units Outstanding, end of year	216,095	226,768	227,130	204,400	200,960
Net Assets	$636,741	$637,698	$611,383	$398,341	$496,849
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	—	—	—	—	0.50%
Total Return (C)	4.78%	4.47%	38.12%	-21.18%	-11.43%
	Investment Company Mid-Cap Equity Index Fund
	Years Ended December 31,
Selected Per Unit And Supplementary Data:	2005	2004	2003	2002	2001
Unit value, beginning of period/year	$1.63	$1.41	$1.05	$1.25	$1.28
Unit value, end of period/year	$1.82	$1.63	$1.41	$1.05	$1.25
Units outstanding, beginning of period/year	455,043	393,107	333,023	273,759	199,856
Units Issued	63,110	82,169	71,911	87,067	99,881
Units Redeemed	(32,987)	(20,233)	(11,827)	(27,803)	(25,978)
Units Outstanding, end of period/year	485,166	455,043	393,107	333,023	273,759
Net Assets	$880,594	$740,840	$555,418	$351,106	$343,399
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.36%	1.08%	0.99%	1.75%	2.70%
Total Return (C)	11.48%	15.23%	34.01%	-15.95%	-1.96%

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company
Selected Per Unit And Supplementary Data:	Mid-Cap Value Fund*	Small Cap Growth Fund*	Small Cap Value Fund*
Unit value, beginning of period/year	$1.00	$1.00	$1.00
Unit value, end of period/year	$1.06	$1.05	$1.07
Units outstanding, beginning of period/year	—	—	—
Units Issued	177	697	312
Units Redeemed	(83)	(39)	(188)
Units Outstanding, end of period/year	94	658	124
Net Assets	$100	$691	$133
Expense Ratio (A)	0.90%	0.90%	0.90%
Investment Income Ratio (B)	—	—	—
Total Return (C)	6.43%	5.03%	7.13%

	Investment Company Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2005	2004	2003	2002	2001
Unit value, beginning of year	$4.14	$3.99	$3.78	$3.57	$3.31
Unit value, end of year	$4.18	$4.14	$3.99	$3.78	$3.57
Units outstanding, beginning of year	12,401	13,580	13,313	12,500	9,131
Units Issued	8,421	4,495	5,258	7,469	8,286
Units Redeemed	(8,406)	(5,674)	(4,991)	(6,656)	(4,917)
Units Outstanding, end of year	12,416	12,401	13,580	13,313	12,500
Net Assets	$51,887	$51,365	$54,253	$50,278	$44,614
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	4.35%	4.32%	5.24%	8.52%	10.20%
Total Return (C)	0.89%	3.68%	5.78%	5.81%	7.77%

*  For the period July 1, 2005 (commencement of operations) to December 31, 2005

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company Short-Term Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2005	2004	2003	2002	2001
Unit value, beginning of year	$1.54	$1.53	$1.52	$1.46	$1.37
Unit value, end of year	$1.55	$1.54	$1.53	$1.52	$1.46
Units outstanding, beginning of year	3,621	3,588	4,463	3,204	2,979
Units Issued	978	1,123	1,079	2,617	1,947
Units Redeemed	(982)	(1,091)	(1,954)	(1,358)	(1,722)
Units Outstanding, end of year	3,617	3,620	3,588	4,463	3,204
Net Assets	$5,603	$5,570	$5,484	$6,765	$4,652
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.16%	2.47	2.96%	3.33%	5.50%
Total Return (C)	0.69%	0.66%	0.84%	4.10%	6.49%
	Investment Company Mid-Term Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2005	2004	2003	2002	2001
Unit value, beginning of year	$1.69	$1.67	$1.64	$1.51	$1.38
Unit value, end of year	$1.69	$1.69	$1.67	$1.64	$1.51
Units outstanding, beginning of year	20,227	22,265	25,589	5,767	3,205
Units Issued	13,770	5,420	6,692	24,344	4,689
Units Redeemed	(16,700)	(7,458)	(10,016)	(4,522)	(2,127)
Units Outstanding, end of year	17,297	20,227	22,265	25,589	5,767
Net Assets	$29,185	$34,168	$37,107	$41,871	$8,682
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	3.01%	3.42%	3.30%	5.38%	3.88%
Total Return (C)	-0.11%	1.36%	1.85%	8.69%	9.46%

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company Composite Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2005	2004	2003	2002	2001
Unit value, beginning of year	$5.51	$5.23	$4.46	$4.87	$5.52
Unit value, end of year	$5.52	$5.51	$5.23	$4.46	$4.87
Units outstanding, beginning of year	39,725	39,610	37,237	34,777	32,563
Units Issued	17,197	12,291	13,636	16,351	22,937
Units Redeemed	(16,623)	(12,176)	(11,263)	(13,891)	(20,723)
Units Outstanding, end of year	40,299	39,725	39,610	37,237	34,777
Net Assets	$222,384	$219,061	$207,231	$166,254	$169,448
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.49%	2.49%	2.64%	-3.48%	7.60%
Total Return (C)	0.07%	5.40%	17.18%	-8.33%	-11.79%

	Investment Company
	Conservative Allocation Fund				Moderate Allocation Fund
Selected Per Unit and Supplementary Data:	2005	2004	2003*		2005	2004	2003*
Unit value, beginning of year	$1.09	$1.05	$1.00		$1.19	$1.11	$1.00
Unit value, end of year	$1.10	$1.09	$1.05		$1.23	$1.19	$1.11
Units outstanding, beginning of year	379	518	—		5,543	256	—
Units Issued	1,592	804	518		1,092	5,417	282
Units Redeemed	(34)	(943)	—		(185)	(130)	(26)
Units Outstanding, end of year	1,937	379	518		6,450	5,543	256
Net Assets	$2,134	$412	$543		$7,952	$6,608	$284
Expense Ratio (A)	0.90%	0.90%	0.90%		0.90%	0.90%	0.90%
Investment Income Ratio (B)	5.80%	2.60%	16.95	%(D)	2.76%	11.49%	—
Total Return (C)	1.38%	3.75%	4.73%		3.41%	7.30%	11.11%

*  Commenced operations May 20, 2003.

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Investment Company Aggressive Allocation Fund
Selected Per Unit and Supplementary Data:	2005	2004	2003*
Unit value, beginning of year	$1.29	$1.19	$1.00
Unit value, end of year	$1.35	$1.29	$1.19
Units outstanding, beginning of year	7,306	7,889	—
Units Issued	5,581	5,134	8,230
Units Redeemed	(1,376)	(5,717)	(341)
Units Outstanding, end of year	11,511	7,306	7,889
Net Assets	$15,584	$9,435	$9,357
Expense Ratio (A)	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.29%	2.33%	5.29	%(D)
Total Return (C)	4.83%	8.89%	18.61%

	DWS Bond VIP Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2005	2004	2003	2002	2001
Unit value, beginning of year	$16.94	$16.22	$15.58	$14.60	$13.94
Unit value, end of year	$17.22	$16.94	$16.22	$15.58	$14.60
Units outstanding, beginning of year	1,305	1,206	1,092	906	529
Units Issued	356	393	413	591	638
Units Redeemed	(320)	(294)	(299)	(405)	(261)
Units Outstanding, end of year	1,341	1,305	1,206	1,092	906
Net Assets	$23,101	$22,107	$19,556	$17,013	$13,233
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	3.31%	3.90%	4.03%	6.09%	3.90%
Total Return (C)	1.68%	4.43%	4.11%	6.68%	4.79%

*  Commenced operations May 20, 2003.

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	DWS Capital Growth VIP Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2005	2004	2003	2002	2001
Unit value, beginning of year	$32.43	$30.30	$24.10	$34.34	$42.97
Unit value, end of year	$35.02	$32.43	$30.30	$24.10	$34.34
Units outstanding, beginning of year	33,535	31,737	27,801	24,693	21,974
Units Issued	4,395	4,133	5,036	5,272	4,923
Units Redeemed	(2,653)	(2,333)	(1,100)	(2,164)	(2,204)
Units Outstanding, end of year	35,277	33,537	31,737	27,801	24,693
Net Assets	$1,235,337	$1,087,646	$961,789	$670,008	$847,963
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	0.97%	0.54%	0.42%	0.33%	13.80%
Total Return (C)	7.98%	7.02%	25.75%	-29.82%	-20.08%
	DWS International VIP Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2005	2004	2003	2002	2001
Unit value, beginning of year	$16.23	$14.05	$11.10	$13.72	$20.02
Unit value, end of year	$18.68	$16.23	$14.05	$11.10	$13.72
Units outstanding, beginning of year	14,488	15.148	13,572	12,459	11,288
Units Issued	2,487	2,564	2,359	2,838	3,714
Units Redeemed	(2,732)	(3,224)	(783)	(1,725)	(2,543)
Units Outstanding, end of year	14,243	14,488	15,148	13,572	12,459
Net Assets	$266,044	$235,073	$212,821	$150,612	$170,911
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.61%	1.38%	0.75%	0.84%	23.10%
Total Return (C)	15.13%	15.48%	26.60%	-19.10%	-31.48%

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	American Century VP Capital Appreciation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2005	2004	2003	2002	2001
Unit value, beginning of year	$13.46	$12.59	$10.52	$13.44	$18.82
Unit value, end of year	$16.32	$13.46	$12.59	$10.52	$13.44
Units outstanding, beginning of year	9,770	10,061	10,015	9,580	8,928
Units Issued	1,264	982	1,291	1,844	3,198
Units Redeemed	(3,747)	(1,273)	(1,245)	(1,409)	(2,546)
Units Outstanding, end of year	7,287	9,770	10,061	10,015	9,580
Net Assets	$118,956	$131,513	$126,711	$105,385	$128,755
Expense Ratio (A)(D)	0.65%	0.65%	0.65%	0.65%	0.70%
Investment Income Ratio (B)	—	—	—	—	37.50%
Total Return (C)	21.27%	6.88%	19.69%	-21.71%	-28.57%
	Calvert Social Balanced Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2005	2004	2003	2002	2001
Unit value, beginning of year	$3.29	$3.07	$2.59	$2.98	$3.23
Unit value, end of year	$3.45	$3.29	$3.07	$2.59	$2.98
Units outstanding, beginning of year	20,720	20,898	19,705	22,799	17,452
Units Issued	3,581	4,688	5,996	6,840	11,598
Units Redeemed	(3,461)	(4,866)	(4,803)	(9,934)	(6,251)
Units Outstanding, end of year	20,840	20,720	20,898	19,705	22,799
Net Assets	$71,819	$68,202	$64,117	$51,129	$67,947
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.86%	1.67%	2.01%	2.39%	6.20%
Total Return (C)	4.70%	7.28%	18.25%	-12.94%	-7.78%

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by American Century, the expense ratio would have been 0.90%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Fidelity VIP Equity-Income Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2005	2004	2003	2002	2001
Unit value, beginning of year	$38.46	$34.76	$26.89	$32.63	$34.61
Unit value, end of year	$40.39	$38.46	$34.76	$26.89	$32.63
Units outstanding, beginning of year	8,225	8,280	7,466	7,456	6,455
Units Issued	1,886	1,852	2,382	3,087	3,144
Units Redeemed	(2,409)	(1,907)	(1,568)	(3,077)	(2,143)
Units Outstanding, end of year	7,702	8,225	8,280	7,466	7,456
Net Assets	$311,086	$316,295	$287,822	$200,731	$243,305
Expense Ratio (A)(D)	0.80%	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	1.62%	1.53%	1.70%	3.96%	6.20%
Total Return (C)	5.02%	10.64%	29.29%	-17.61%	-5.72%
	Fidelity VIP Contra Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2005	2004	2003	2002	2001
Unit value, beginning of year	$33.97	$29.66	$23.27	$25.88	$29.73
Unit value, end of year	$39.41	$33.97	$29.66	$23.27	$25.88
Units outstanding, beginning of year	21,936	22,948	24,653	22,828	19,053
Units Issued	5,771	4,146	3,985	5,288	9,044
Units Redeemed	(5,883)	(5,158)	(5,690)	(3,463)	(5,269)
Units Outstanding, end of year	21,824	21,936	22,948	24,653	22,828
Net Assets	$860,159	$745,266	$680,609	$573,743	$590,786
Expense Ratio (A)(D)	0.80%	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	0.28%	0.33%	0.47%	0.80%	3.30%
Total Return (C)	16.01%	14.55%	27.44%	-10.07%	-12.95%

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the expense ratio would have been 0.90%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Financial Highlights (Continued)

	Fidelity VIP Asset Manager Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2005	2004	2003	2002	2001
Unit value, beginning of year	$26.51	$25.34	$21.65	$23.91	$25.14
Unit value, end of year	$27.37	$26.51	$25.34	$21.65	$23.91
Units outstanding, beginning of year	6,836	7,288	7,359	7,270	3,029
Units Issued	811	925	1,537	1,750	8,058
Units Redeemed	(1,173)	(1,377)	(1,608)	(1,661)	(3,817)
Units Outstanding, end of year	6,474	6,836	7,288	7,359	7,270
Net Assets	$177,163	$181,251	$184,674	$159,339	$173,863
Expense Ratio (A) (E)	0.80%	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	2.71%	2.73%	3.41%	3.95%	3.30%
Total Return (C)	3.21%	4.63%	17.03%	-9.46%	-4.86%

	Fidelity VIP Mid Cap Fund*		Vanguard Diversified Value Fund*	International Fund*	Oppenheimer Main Street Fund*
Selected Per Unit and Supplementary Data:
Unit value, beginning of period	$30.58		$13.98	$14.78	$20.46
Unit value, end of period	$34.97		$14.31	$17.29	$21.69
Units outstanding, beginning of period	—		—	—	—
Units Issued	353		227	1,288	259
Units Redeemed	(16)		(68)	(26)	(6)
Units Outstanding, end of period	337		159	1,262	253
Net Assets	$11,797		$2,273	$21,821	$5,485
Expense Ratio (A)	0.80	%(E)	0.90%	0.90%	0.90%
Investment Income Ratio (B) (D)	—		—	—	—
Total Return (C)	14.35%		2.33%	16.99%	6.02%

*  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

(A)  This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized

(E)  Absent reimbursement by Fidelity, the expense ratio would have been 0.90%.

KPMG LLP
345 Park Avenue
New York, NY 10154

Report of Independent Registered Public Accounting Firm

The Board of Directors
Mutual of America Life Insurance Company:

We have audited the accompanying consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2005 and 2004, and the related consolidated statutory statements of operations and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Notes 1 and 9 to the consolidated statutory financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2005 and 2004, or the results of their operations or their cash flows for the years then ended.

Also, in our opinion, the consolidated statutory financial statements referred to above present fairly, in all material respects, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2005 and 2004, and the results of their operations and their cash flows for the years then ended, in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

March 10, 2006
New York, New York

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF FINANCIAL CONDITION
December 31, 2005 and 2004

	2005	2004
ASSETS
General account assets
Bonds and notes	$5,515,098,325	$5,465,227,732
Common stocks	354,545,610	340,246,900
Preferred stocks	13,030,634	18,485,566
Cash and short-term investments	22,329,440	28,080,993
Guaranteed funds transferable	66,091,879	74,939,182
Mortgage loans	3,781,525	9,506,480
Real estate	285,499,480	290,747,953
Policy loans	95,766,221	92,190,699
Other invested assets	2,552,480	3,089,030
Investment income accrued	67,680,315	68,385,048
Deferred federal income taxes	14,669,542	28,303,209
Other assets	13,624,911	15,519,570
Total general account assets	6,454,670,362	6,434,722,362
Separate account assets	5,388,815,401	5,053,544,738
TOTAL ASSETS	$11,843,485,763	$11,488,267,100
LIABILITIES AND SURPLUS
General account liabilities
Insurance and annuity reserves	$5,320,568,527	$5,464,448,304
Other contractholders liabilities and reserves	9,624,992	9,857,638
Interest maintenance reserve	129,313,839	156,436,735
Other liabilities	117,578,550	51,411,385
Total general account liabilities before asset valuation reserve	5,577,085,908	5,682,154,062
Separate account reserves and other liabilities	5,388,815,401	5,053,544,738
Total liabilities before asset valuation reserve	10,965,901,309	10,735,698,800
Asset valuation reserve	75,756,050	75,851,775
Total liabilities	11,041,657,359	10,811,550,575
SURPLUS
Assigned surplus	1,150,000	1,150,000
Unassigned surplus	800,678,404	675,566,525
Total surplus	801,828,404	676,716,525
TOTAL LIABILITIES AND SURPLUS	$11,843,485,763	$11,488,267,100

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF OPERATIONS AND SURPLUS
For the Years Ended December 31, 2005 and 2004

	2005	2004
INCOME
Premium and annuity considerations	$1,151,984,261	$1,067,133,581
Life and disability insurance premiums	18,419,557	20,294,557
Total considerations and premiums	1,170,403,818	1,087,428,138
Separate account investment and administrative fees	45,118,245	42,964,547
Net investment income	508,724,155	369,544,868
Other, net	2,843,312	2,878,358
Total income	1,727,089,530	1,502,815,911
DEDUCTIONS
Change in insurance and annuity reserves	133,508,240	151,944,970
Annuity and surrender benefits	1,235,468,526	1,125,505,837
Death and disability benefits	14,171,244	15,389,344
Operating expenses	213,296,134	157,746,433
Total deductions	1,596,444,144	1,450,586,584
Net gain before dividends	130,645,386	52,229,327
Dividends to contractholders and policyholders	(179,428)	(74,049)
Net gain from operations	130,465,958	52,155,278
Federal income tax benefit	836,776	566,534
Net realized capital losses	(14,081,896)	(38,387,747)
Net income	117,220,838	14,334,065
SURPLUS TRANSACTIONS
Change in:
Asset valuation reserve	95,725	(7,263,505)
Unrealized capital gains, net	32,151,236	63,163,928
Non-admitted assets and other, net	(9,936,061)	(12,481,469)
Net deferred income tax asset	(14,419,859)	(8,482,443)
Minimum pension liability and other, net	—	(181,000)
Net change in surplus	125,111,879	49,089,576
SURPLUS
Beginning of year	676,716,525	627,626,949
End of year	$801,828,404	$676,716,525

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2005 and 2004

	2005	2004
CASH PROVIDED
Premium and annuity funds received	$1,170,630,250	$1,086,978,321
Investment income received	502,853,802	357,258,550
Separate account investment and administrative fees	45,118,245	45,769,587
Other, net	1,366,026	858,604
Total receipts	1,719,968,323	1,490,865,062
Benefits paid	1,280,546,552	1,198,766,458
Insurance and operating expenses paid	179,058,703	157,562,358
Net transfers to separate accounts	39,291,690	40,935,929
Total payments	1,498,896,945	1,397,264,745
Net cash provided by operations	221,071,378	93,600,317
Proceeds from long-term investments sold, matured or repaid	1,928,741,395	2,031,384,301
Other, net	36,717,513	757,835
Total cash provided	2,186,530,286	2,125,742,453
CASH APPLIED
Cost of long-term investments acquired	1,929,607,627	1,993,179,368
Other, net	262,674,212	125,301,740
Total cash applied	2,192,281,839	2,118,481,108
Net change in cash and short-term investments	(5,751,553)	7,261,345
CASH AND SHORT-TERM INVESTMENTS
Beginning of year	28,080,993	20,819,648
End of year	$22,329,440	$28,080,993

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS
December 31, 2005 and 2004

1. Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying financial statements include the consolidated accounts of Mutual of America Life Insurance Company ("Mutual of America") and its wholly owned subsidiaries (collectively referred to as the "Company"), as permitted by the State of New York Insurance Department. Significant intercompany balances and transactions have been eliminated in consolidation.

Nature of Operations

Mutual of America provides retirement and employee benefit plans in the small to medium-size company market, principally to employees in the not-for-profit social health and welfare field. In recent years, the Company has expanded to include for-profit organizations in the small to medium-size company market. The insurance company in the group is licensed in all fifty states and the District of Columbia. Operations are conducted primarily through a network of regional field offices staffed by salaried consultants.

Basis of Presentation

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department ("New York Department"). Such practices differ from U.S. generally accepted accounting principles ("GAAP"). The significant variances between such practices and GAAP are described in Note 9. The ability of the Company to fulfill its obligations to contractholders and policyholders is of primary concern to insurance regulatory authorities.

The National Association of Insurance Commissioners ("NAIC") has codified statutory accounting principles ("Codification"). The New York Department issued Regulation No. 172 ("Regulation No. 172"), which adopted Codification, with certain significant modifications, as the prescribed basis of accounting for its domestic insurers. Periodically, the New York Department amends Regulation No. 172 for revisions in the prescribed basis of accounting. All changes required by New York Regulation No. 172, as amended through December 31, 2005, are reflected in the accompanying consolidated statutory financial statements.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of income and deductions during the reporting period. Actual results could differ from these estimates.

Asset Valuations

Bonds, Notes and Short-Term Investments — Investment valuations are prescribed by the NAIC. Bonds qualifying for amortization are stated at amortized cost. Short-term investments are stated at cost which approximates fair value and consist of highly liquid investments with maturities of one month or less. Bonds where the NAIC rating has fallen to class six and the NAIC market value is below amortized cost are carried at the lowest market value assigned to the bond by the NAIC since being rated as a class six. Temporary unrealized losses related to the valuation of these non-investment grade bonds are recorded directly to unassigned surplus. Losses that are considered to be other than temporary are recognized in net income when incurred. Management regularly reviews all of its bonds for other than temporary impairment based on criteria that include the extent to which cost exceeds market value, the duration of

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2005 and 2004

1. Summary of Significant Accounting Policies (Continued)

that market decline and an analysis of the financial health and specific prospects for the issuer, including the Company's intent and ability to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value.

Common and Preferred Stocks — At December 31, 2005 and 2004, common stocks include $142.3 million and $133.6 million, respectively, invested in the Mutual of America Institutional Funds, and $109.4 million and $206.6 million, respectively, invested in a portfolio of approximately 500 common stocks that mirror the Standard & Poor's 500 Index, with each stock's weight directly proportionate to that company's market value relative to the Index. In addition, at December 31, 2005, common stocks also include $100.3 million invested equally in actively managed Mid-Cap Growth and Mid-Cap Value portfolios. Common stocks in good standing are stated at market value. Market value is determined by reference to valuations quoted by the NAIC. Unrealized gains and losses are recorded directly to unassigned surplus. Losses that are considered to be other than temporary are recognized in net income when incurred. Management regularly reviews its equity investments for other than temporary impairment based on criteria that include the extent to which cost exceeds market value, the duration of that market decline and an analysis of the financial health and specific prospects for the issuer, including the Company's intent and ability to retain its investment for a period of time sufficient to allow for any anticipated recovery in fair value. Preferred stock is carried at cost.

Guaranteed Funds Transferable — Guaranteed funds transferable consists of funds held with a former reinsurer and is stated at the total principal amount of future guaranteed transfers to Mutual of America.

Mortgage Loans — Mortgage loans are carried at amortized indebtedness. Impairments of individual loans that are considered other than temporary are recognized in net income when incurred. There were no impairment losses incurred during 2005 and 2004.

Real Estate — Real estate, which is classified as Company-occupied property, is carried at cost, including capital improvements, net of accumulated depreciation of $97.7 million and $88.3 million at December 31, 2005 and 2004, respectively, and is depreciated on a straight-line basis over 39 years. Tenant improvements on real estate investments are depreciated over the shorter of the lease term or the estimated life of the improvement.

Policy Loans — Policy loans are stated at the unpaid principal balance of the loan.

Other Assets — Certain other assets, such as net deferred income tax assets not expected to be realized within one year, furniture and fixtures and prepaid expenses, are considered "non-admitted assets" and excluded from the consolidated statutory statements of financial condition.

Insurance and Annuity Reserves

Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves, which were $1.1 billion and $1.2 billion at December 31, 2005 and 2004, respectively, are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 7.50%), which meet or exceed statutory requirements and are not subject to discretionary withdrawal.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2005 and 2004

1. Summary of Significant Accounting Policies (Continued)

Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various guaranteed interest rates, which, during 2005 and 2004, averaged 3.26% and 3.00%, respectively, and are deemed sufficient to provide for contractual surrender values for these funds. These reserves, which were $3.6 billion at both December 31, 2005 and 2004, are subject to discretionary withdrawal at book value.

Reserves for guaranteed investment contracts, which were $.3 billion and $.5 billion at December 31, 2005 and 2004, respectively, are accumulated at various guaranteed interest rates, which during 2005 and 2004 averaged 7.00% and 7.21%, respectively, and meet statutory requirements. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions which meet statutory requirements.

Interest Maintenance and Asset Valuation Reserves

Realized gains and losses, net of applicable taxes, arising from changes in interest rates are accumulated in the Interest Maintenance Reserve ("IMR") and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the consolidated statements of operations.

An Asset Valuation Reserve ("AVR") applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued has been established based on a statutory formula. Realized and unrealized gains and losses arising from changes in the creditworthiness of the issuer are included in the appropriate subcomponent of the AVR. Changes in the AVR are recorded directly to unassigned surplus.

Separate Account Operations

Variable annuity considerations and certain variable life insurance premiums may be allocated at participants' discretion among investment funds in Separate Accounts. Separate Account funds invest in mutual funds, including funds managed by Mutual of America Capital Management Corporation, a wholly owned subsidiary (the "Adviser"), and other funds managed by outside investment advisors. All net realized and unrealized capital gains in the Separate Accounts, which reflect investment performance of the mutual funds in which they invest, accrue directly to participants (net of administrative and other Separate Account charges) and are not reflected in the Company's consolidated statutory statements of operations. Certain administrative and other charges are assessed as a percentage of Separate Account assets and vary based upon the average size of the participant's equity in the Separate Accounts and the level of administrative services provided. During 2005 and 2004, such charges were equal to approximately .88% and .90%, respectively, of total average Separate Account assets. Separate Account charges and investment advisory fees paid to the Adviser are included in the consolidated statutory statement of operations.

Investments held in the Separate Accounts are stated at market value. Participants' corresponding equity in the Separate Accounts is reported as liabilities in the accompanying statements. Premiums and benefits related to the Separate Accounts are combined with the General Account in the accompanying statements. Net operating gains and losses are offset by changes to reserve liabilities in the respective

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2005 and 2004

1. Summary of Significant Accounting Policies (Continued)

Separate Accounts. These reserves, which were approximately $5.4 billion and $5.1 billion at December 31, 2005 and 2004, respectively, are subject to discretionary withdrawal at market value.

Premiums and Annuity Considerations

Insurance premiums and annuity considerations derived from defined contribution plans are recognized as income when due. Voluntary savings-type and defined benefit considerations and other deposits are recognized as income when received. Group life and disability insurance premiums are recognized as income over the contract period.

Investment Income and Expenses

General Account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business and income taxes, are charged to operations as incurred.

Dividends

Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment subsequent to plan anniversary dates.

Certain 2004 amounts included in the accompanying consolidated statutory financial statements have been reclassified to conform to the 2005 presentation.

2. Investments

Valuation

The statement values and NAIC market values of investments in fixed maturity securities (bonds and notes) at December 31, 2005 and 2004, are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

	Statement	Gross Unrealized		NAIC Market
December 31, 2005 (in millions)	Value	Gains	Losses	Value
Fixed maturities:
Mortgage and asset backed securities:
Residential mortgage — backed securities	$2,356.4	$8.9	$41.2	$2,324.1
Commercial mortgage — backed securities	31.1	.9	—	32.0
Other asset-backed securities	59.6	.2	.4	59.4
Total	$2,447.1	$10.0	$41.6	$2,415.5
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	581.6	14.7	4.4	591.9
Obligations of states and political subdivisions	15.2	3.1	—	18.3
Debt securities issued by foreign governments	39.0	2.1	—	41.1
Corporate securities	2,441.5	66.7	26.5	2,481.7
Total	$5,524.4	$96.6	$72.5	$5,548.5

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2005 and 2004

2. Investments (Continued)

	Statement	Gross Unrealized		NAIC Market
December 31, 2004 (in millions)	Value	Gains	Losses	Value
Fixed maturities:
Mortgage and asset backed securities:
Residential mortgage — backed securities	$2,153.3	$24.8	$15.5	$2,162.6
Commercial mortgage — backed securities	34.1	2.2	—	36.3
Other asset-backed securities	135.7	2.0	.3	137.4
Total	$2,323.1	$29.0	$15.8	$2,336.3
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	650.9	12.5	3.6	659.8
Obligations of states and political subdivisions	14.6	2.6	—	17.2
Debt securities issued by foreign governments	39.5	2.8	—	42.3
Corporate securities	2,452.1	97.5	11.0	2,538.6
Total	$5,480.2	$144.4	$30.4	$5,594.2

Short-term fixed maturity securities with a statement value and NAIC market value of $9.3 million and $15.0 million at December 31, 2005 and 2004, respectively, are included in the above tables. At December 31, 2005 and 2004, the Company had $2.8 million and $3.6 million (par value $2.8 million and $3.6 million), respectively of its long-term fixed maturity securities on deposit with various state regulatory agencies.

At December 31, 2005 and 2004, net unrealized appreciation (depreciation) reflected in surplus consisted of the following:

December 31 (in millions)	2005	2004	Change
Equity securities (common and preferred stock)	$(5.2)	$(30.0)	$24.8
Bonds and notes	—	(7.3)	7.3
Other invested assets	(1.1)	(1.1)	—
Net unrealized (depreciation) appreciation	$(6.3)	$(38.4)	$32.1

The unrealized depreciation related to the Company's common equity and bond portfolios improved by $24.8 million and $7.3 million, respectively, during the year as shown above. The net unrealized depreciation of $5.2 million for equity securities at December 31, 2005, consists of $14.9 million of gross unrealized losses and $9.7 million of gross unrealized gains. The gross unrealized losses of $14.9 million are primarily attributable to the Company's investment in the Mutual of America Institutional Funds and are predominantly greater than twelve months old.

Net realized capital gains (losses) reflected in the statements of operations for the years ended December 31, 2005 and 2004, were as follows:

December 31 (in millions)	2005	2004
Bonds and notes	$(12.8)	$(30.6)
Equity securities (common and preferred stock)	(1.3)	(7.8)
Net realized capital gains (losses)	$(14.1)	$(38.4)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2005 and 2004

2. Investments (Continued)

The 2005 net realized capital losses related to bonds and notes shown above arose primarily from the sale of previously defaulted securities during the year. The 2004 bond losses include $25.8 million in other than temporary impairment losses that arose from the involuntary redemption of previously defaulted securities by their issuers in connection with emerging from Chapter 11 bankruptcy protection pursuant to final approved reorganization plans. Since the majority of the 2005 and 2004 realized capital losses from bonds had previously been recorded as unrealized losses in surplus, there was no negative impact on the Company's surplus as a result of this activity.

The $1.3 million of net realized capital losses in 2005 related to equity securities includes $16.7 million of losses resulting primarily from a planned change in the composition of the Company's common stock investments from a portfolio based solely on replicating the S&P 500 index to a portfolio that now consists of approximately $100.3 million invested in actively managed Mid-Cap Growth and Mid-Cap Value stocks and $109.4 million invested in a portfolio that mirrors the S&P 500 index. The 2005 net loss also includes $15.4 million of realized capital gains resulting from the sale of 3,535,949 million shares of Manulife Financial Corporation during the fourth quarter as discussed in Note 3. The 2004 net realized capital losses shown above for equities include other than temporary impairment losses of $8.8 million. There were no other than temporary impairment losses recognized in 2005.

Maturities

The statement values and NAIC market values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities, which are stated at expected maturity) at December 31, 2005, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

December 31, 2005 (in millions)	Statement Value	NAIC Market Value
Due in one year or less	$346.0	$346.9
Due after one year through five years	2,334.7	2,343.8
Due after five years through ten years	1,301.6	1,289.1
Due after ten years	1,542.1	1,568.7
Total	$5,524.4	$5,548.5

Realized Investment Gains — Fixed Maturity Securities

Sales of investments in fixed maturity securities resulted in $(9.3) million of net losses and $4.7 million of net gains being accumulated in the IMR in 2005 and 2004, respectively, as follows:

December 31 (in millions)	2005	2004
Fixed maturity securities
Proceeds	$1,433.4	$2,410.6
Gross realized gains	2.8	9.5
Gross realized losses	(12.1)	(4.8)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2005 and 2004

2. Investments (Continued)

Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During 2005 and 2004, $17.8 million and $23.4 million, respectively, of the IMR was amortized and included in net investment income.

Sales of investments in equity securities resulted in $(1.3) million of net losses in 2005 and $1.0 million of net gains in 2004, being recognized in net income as follows:

December 31 (in millions)	2005	2004
Equity securities
Proceeds	$492.2	$159.8
Gross realized gains	46.7	2.5
Gross realized losses	(48.0)	(1.5)

3. Guaranteed Funds Transferable

In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by John Hancock Mutual Life Insurance Company ("Hancock"), the former reinsurer, and direct liability for the contractual obligations to policyholders. The liability to such policyholders is included as insurance and annuity reserves in the consolidated statutory statements of financial condition. The principal amount of the funds held by the former reinsurer is guaranteed to earn at least 3.125% per year.

The guaranteed funds are transferable to Mutual of America over time and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $66.1 million and $74.9 million at December 31, 2005 and 2004, respectively. The actual interest and other allocated investment earnings on these funds amounted to $4.8 million and $7.8 million in 2005 and 2004, respectively, and are included in net investment income.

The Company was involved in a lawsuit against Hancock, seeking consideration distributed upon Hancock's reorganization as a stock life insurer in 2000. On September 26, 2005, the Court issued a final order declaring that Mutual of America was eligible to receive financial consideration in conjunction with Hancock's reorganization. Such financial consideration consisted of 3,535,949 common shares of Manulife Financial Corporation (parent company of Hancock) and cash dividends accumulated on the stock since 2000, that had been held in trust pending the Court's final decision. Net investment income in 2005 includes a special one-time dividend of approximately $166.9 million, net of a deferred income liability. All of these shares were sold during the fourth quarter of 2005, resulting in $15.4 million of realized capital gains.

4. Real Estate

Real estate consists primarily of an office building that Mutual of America purchased for its corporate headquarters. The Company occupies approximately one-third of this office building as its corporate headquarters and leases the remaining space. Depreciation expense was $5.8 million and $5.3 million in 2005 and 2004, respectively.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2005 and 2004

5. Pension Plan and Postretirement Benefits

Pension Benefit and Other Benefit Plans

The Company has a qualified, non-contributory defined benefit pension plan covering virtually all employees. Benefits are generally based on years of service and final average salary. The Company's funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company also maintains two non-qualified defined benefit pension plans. The first provides benefits to employees whose total compensation exceeds the maximum allowable compensation limits for qualified retirement plans under ERISA. The second provides benefits to non-employee members of the Board of Directors.

The Company has two defined benefit postretirement plans covering substantially all salaried employees. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical and dental benefits and the second plan provides life insurance benefits. The postretirement plans are contributory for those individuals who retire with less than 20 years of eligible service, with retiree contributions adjusted annually and contain other cost-sharing features, such as deductibles and coinsurance. All benefit plans are underwritten by Mutual of America.

The components of net periodic benefit costs as calculated in the January 1, 2005 and 2004 plan valuations are as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2005	2004	2005	2004
Service cost	$10.1	$9.2	$1.3	$1.2
Interest cost on PBO	12.6	11.5	2.1	2.0
Expected return on plan assets	(17.2)	(15.0)	—	—
Prior services costs	—	—	(.1)	(.1)
Amortization of unrecognized net loss	10.2	7.2	.7	.5
Settlement loss	4.8	—	—	—
Net benefit expense	$20.5	$12.9	$4.0	$3.6

Included in 2005 pension expense is the recognition of a $4.8 million settlement loss, resulting from the level of lump-sum benefit payments made related to the non-qualified plan during the year. The changes in the projected benefit obligation and plan assets are as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2005	2004	2005	2004
Change in Projected Benefit Obligation (PBO)
PBO, beginning of year	$198.7	$180.8	$36.6	$31.6
Service cost	10.1	9.2	1.3	1.2
Interest cost	12.6	11.5	2.1	2.0
Plan amendment	4.2	—	—	(1.8)
Change in assumptions	(.5)	13.1	1.5	4.7
Actuarial loss (gain)	13.7	(6.0)	(1.9)	—
Benefits and expenses paid	(20.8)	(9.9)	(1.6)	(1.1)
PBO, end of year	$218.0	$198.7	$38.0	$36.6

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2005 and 2004

5. Pension Plan and Postretirement Benefits (Continued)

	Pension Benefits		Other Benefits
December 31 (in millions)	2005	2004	2005	2004
Change in Plan Assets
Plan assets, beginning of year	$163.3	$137.5	$—	$—
Employer contributions	34.6	24.0	—	—
Return on plan assets	8.4	11.7	—	—
Benefits and expenses paid	(20.8)	(9.9)	—	—
Plan assets, end of year	185.5	163.3	—	—
Plan assets (lower than) in excess of PBO	$(32.5)	$(35.4)	$(38.0)	$(36.6)

At December 31, 2005 and 2004, all of the qualified pension plan assets are invested in one of the Company's Separate Accounts and participation in certain other funds managed by outside investment advisors and consisted of approximately 80% in equity investments and 20% in fixed-income investments. For financial reporting purposes, the prepaid benefit cost at December 31, 2005 and 2004, has been classified as a non-admitted asset. The prepaid (accrued) benefit cost is as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2005	2004	2005	2004
Plan assets (lower than) in excess of PBO	$(32.5)	$(35.4)	$(38.0)	$(36.6)
Unrecognized prior service cost	5.9	2.2	(1.5)	(1.7)
Unrecognized net loss from past experience different from that assumed	103.3	95.8	13.0	14.1
Prepaid (accrued) benefit cost, end of year	$76.7	$62.6	$(26.5)	$(24.2)

The Company funds the qualified non-contributory defined benefit pension plan in accordance with the requirements of ERISA. Plan assets at fair value for the qualified pension plan were $144.8 million and $125.8 million at December 31, 2005 and 2004, respectively. The actuarial present value of accumulated benefits for the qualified pension plan was $124.6 million and $114.5 million at December 31, 2005 and 2004, respectively. At December 31, 2004, the fair value of plan assets relative to the qualified defined benefit pension plan exceeded the accumulated benefit obligation and, as such, the $.2 million additional minimum pension liability established prior to 2004 was reduced and recorded as a direct increase to unassigned surplus.

During 2005 and 2004, the Company made contributions to the qualified plan of $22.2 million and $14.0 million, respectively. The Company estimates that it will make contributions of approximately $13.0 million to its defined benefit plans in 2006. Benefits expected to be paid from these plans total $18.0 million in 2006, $11.3 million in 2007, $7.9 million in 2008, $16.6 million in 2009 and $9.5 million in 2010. The aggregate benefits expected to be paid in 2011 through 2015 total approximately $133.5 million. The calculation of expected benefits is based on the same assumptions used to measure the Company's benefit obligation at December 31, 2005.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2005 and 2004

5. Pension Plan and Postretirement Benefits (Continued)

The assumptions used in determining the aggregate projected benefit obligation for pension and other benefit plans were as follows:

	Pension Benefits		Other Benefits
Weighted average assumptions at December 31	2005	2004	2005	2004
Discount rate	5.75%	6.00%	5.75%	6.00%
Rate of compensation increase	4.23%	4.23%	4.00%	4.00%
Expected return on plan assets	10.50%	10.50%

The weighted average discount rate, compensation rate increase and expected return on plan assets assumptions used to compute the net benefit expense for pension and other benefits were 6.00%, 4.23% and 10.50%, respectively, in 2005 and 6.50%, 4.23% and 10.50%, respectively, in 2004. The Company's overall expected long-term rate of return on plan assets is 10.50%. This expected long-term rate of return was determined based upon the current projected benefit payout period and the current mix of plan investments, which consists of approximately 80% in equity investments and 20% in fixed-income investments. The Company believes that this investment mix properly matches the plan's benefit obligations. The equity component of the expected long-term rate of return was determined using a combination of the actual rate of return of equities (net of inflation) and an inflation-adjusted equity rate of return (assuming an inflation rate of 4%) based upon historical 30-year rolling averages (with the most recent five years more heavily weighted).

The health care cost trend rate assumption has an effect on the amounts reported. The assumption is 7.0% for 2005 and is expected to decrease by .5% each year thereafter until 2010, at which time it will remain constant at 5.0%. For example, increasing the assumed health care cost trend rate by 1.0% each year would increase the accumulated postretirement obligation for the plan as of December 31, 2005, by $3.4 million and the aggregate of the service and interest cost components of the net periodic benefit cost for 2005 by $.4 million. Benefits expected to be paid from this plan total $2.1 million in 2006, $2.3 million in 2007, $2.5 million in 2008, $2.7 million in 2009, and $2.9 million in 2010. Aggregated benefits expected to be paid in the period 2011 through 2015 total approximately $17.3 million. The calculation of expected benefits is based on the same assumptions used to measure the Company's benefit obligation at December 31, 2005.

Savings and Other Incentive Plans

All employees may participate in a Company-sponsored savings plan under which the Company matches a portion of the employee's contributions up to 6% of salary. The Company contributed $2.0 million and $2.1 million in 2005 and 2004, respectively. The Company also has a long-term performance-based incentive compensation plan for certain employees and directors. Prior to 2005, shares were granted each year and generally vested over a three-year period. The value of such shares granted prior to 2005 is based upon increases in the Company's statutory surplus and the maintenance of certain financial ratios. Commencing in 2005, no new shares will be issued under this plan and the total value of all outstanding shares under this plan will be paid out in March 2008, based upon the level of statutory surplus at December 31, 2007. A new plan was started during 2005. Shares under this plan will be granted each year and generally vest over a three-year period. The value of such shares is equal to number of shares multiplied by the current share price, which is determined by the level of total assets of the Company.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2005 and 2004

5. Pension Plan and Postretirement Benefits (Continued)

Certain additional threshold financial performance measures must also be met in order to receive a payout at the end of the third year. The total expense incurred related to these plans was $17.8 million and $2.2 million in 2005 and 2004, respectively.

6. Commitments and Contingencies

Rental expenses were $23.1 million and $21.5 million in 2005 and 2004, respectively. The approximate minimum rental commitments under non-cancelable operating leases are as follows: $3.5 million in 2006, $3.2 million in 2007, $3.0 million in 2008, $2.8 million in 2009, $2.5 million in 2010 and $6.5 million thereafter. Such leases are principally for leased office space, furniture and equipment. Certain office space leases provide for adjustments to reflect changes in real estate taxes and other operating expenses.

The Company is involved in various legal actions that have arisen in the course of the Company's business. In the opinion of management, the ultimate resolution with respect to such lawsuits as well as other contingencies will not have a material adverse effect on the Company's consolidated financial statements.

7. Federal Income Taxes

Effective January 1, 1998, Mutual of America's pension business became subject to federal income tax. Mutual of America files its federal income tax return on a separate company basis. Mutual of America's non-insurance subsidiaries file a consolidated income tax return.

Regulation No. 172 requires New York domiciled insurers to adopt certain deferred income tax accounting principles as their prescribed basis of accounting. These principles require that a deferred tax asset or liability be established for temporary differences between the tax and statutory reporting bases of assets and liabilities. The change in Mutual of America's deferred tax assets and liabilities must be recorded as a separate component of gains and losses in surplus. Furthermore, Mutual of America's net deferred tax assets can only be recorded as an admitted asset to the extent that such an amount will be realized within one year.

The components of the net deferred tax asset recognized in the Company's consolidated statutory statement of financial condition are as follows:

	December 31 (in millions)
	2005	2004
Mutual of America
Total of gross deferred tax assets	$353.0	$390.0
Total of deferred tax liabilities	(51.7)	(47.7)
Net deferred tax asset	301.3	342.3
Deferred tax asset non-admitted	(293.5)	(320.1)
Net admitted deferred tax asset	$7.8	$22.2
Non-Insurance Subsidiaries
Net deferred income tax assets	6.9	6.1
Total deferred tax asset	$14.7	$28.3

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2005 and 2004

7. Federal Income Taxes (Continued)

As shown above, Mutual of America's net admitted deferred tax asset decreased by $14.4 million during 2005. The tax effects of temporary differences that give rise to a significant portion of the deferred tax assets and deferred tax liabilities arise from the differing statutory and tax-basis treatment of assets and liabilities, insurance and annuity reserves and contracts, capital gains and losses on investment transactions and non-admitted assets. Included in such differences are items resulting from transition rules under the Code as of January 1, 1998, which accompanied the change in taxation of Mutual of America's pension business. The current income tax expense recognized in the statutory statements of operations differs from the amount obtained by applying the statutory rate of 35% to net gain from operations before federal income taxes due to the temporary differences indicated above. As such, no federal income tax provision or benefit was recognized by Mutual of America as of December 31, 2005 and 2004. The federal income tax benefits of $.8 million and $.6 million in 2005 and 2004, respectively, arise solely from the operating results of the Company's non-insurance subsidiaries.

At December 31, 2005, Mutual of America and the non-insurance subsidiaries had net operating loss carry forwards of approximately $270.1 million expiring at various dates between 2008 and 2026. The Company has no remaining capital loss carry forwards as of December 31, 2005. The Internal Revenue Service is currently conducting an examination of Mutual of America's 2000 and 2001 federal income tax returns. The Company believes that additional taxes, if any, assessed for the years under examination will not have a material effect on its financial position.

8. Fair Value of Financial Instruments

The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. Amounts related to the Company's financial instruments were as follows:

December 31, 2005 (in millions)	Statement Value	Estimated Fair Value
ASSETS
Bonds and notes	$5,515.1	$5,539.2
Common stocks	354.5	354.5
Preferred stocks	13.0	13.0
Cash and short-term investments	22.3	22.3
Guaranteed funds transferable	66.1	63.3
Mortgage loans	3.8	4.1
Policy loans	95.8	95.8
LIABILITIES
Insurance and annuity reserves	$5,320.6	$5,434.3

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2005 and 2004

8. Fair Value of Financial Instruments (Continued)

December 31, 2004 (in millions)	Statement Value	Estimated Fair Value
ASSETS
Bonds and notes	$5,465.2	$5,579.2
Common stocks	340.2	340.2
Preferred stocks	18.5	18.5
Cash and short-term investments	28.1	28.1
Guaranteed funds transferable	74.9	69.7
Mortgage loans	9.5	9.5
Policy loans	92.2	92.2
LIABILITIES
Insurance and annuity reserves	$5,464.4	$5,646.3

Fixed Maturities and Equity Securities — Fair value for fixed maturities is determined by reference to market prices quoted by the NAIC. If quoted market prices are not available, fair value is determined using quoted prices for similar securities. Market value for equity securities is determined by reference to valuations quoted by the NAIC.

Cash and Short-Term Investments — The carrying value for cash and short-term investments approximates fair values due to the short-term maturities of these instruments.

Guaranteed Funds Transferable — Fair value for guaranteed funds transferable is determined by reference to market valuations provided by the former reinsurer.

Mortgage Loans — Fair value for mortgage loans is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities.

Policy Loans — The majority of policy loans are issued with variable interest rates, which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered to be stated at fair value.

Insurance and Annuity Reserves — Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value. General Account policies are issued with variable interest rates that are periodically adjusted based on changes in underlying economic conditions.

The fair value of immediate annuity contracts (approximately $1.1 billion and $1.2 billion at December 31, 2005 and 2004, respectively) was determined by discounting expected future retirement benefits using current mortality tables and interest rates based on the duration of expected future benefits. Weighted average interest rates of 5.14% and 4.73% were used at December 31, 2005 and 2004, respectively.

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP)

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department ("statutory accounting") which practices differ from

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2005 and 2004

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP) (Continued)

GAAP. The significant variances between such practices and GAAP are described below. The Company has not computed the variance between Surplus and Net Income calculated in accordance with statutory accounting practices prescribed or permitted by the New York Department and GAAP, as there is no reporting requirement to do so and the costs involved exceed the benefits derived from these calculations. Generally, GAAP results in a more favorable presentation of the Company's financial condition.

Asset Valuations and Investment Income Recognition

GAAP requires the Company's bonds and notes to be classified as either held to maturity ("HTM") or available for sale ("AFS"); whereas for statutory accounting no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair market value with the unrealized gains and losses applied directly to equity; whereas for statutory accounting all bonds and notes in good standing are carried at their amortized cost.

Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting.

A general formula-based Asset Valuation Reserve is recorded for statutory accounting purposes; whereas such a reserve is not required under GAAP.

Certain assets, principally furniture and fixtures and prepaid expenses, for statutory accounting, are excluded from the statement of financial condition by a direct charge to surplus; whereas under GAAP, such assets are carried at cost, net of accumulated depreciation.

Policy Acquisition Costs

Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred, as required under statutory accounting.

Insurance and Annuity Reserves

Under statutory accounting practices, the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the New York Department. Under GAAP, for annuities the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.

Premium Recognition

Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2005 and 2004

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP) (Continued)

Deferred Income Taxes

GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. Statutory accounting adopted similar accounting principles, except that deferred income tax assets are recognized for statutory accounting only to the extent that they can be utilized within one year; whereas for GAAP all such assets are recognized regardless of when they will be utilized. All changes in deferred income tax assets or liabilities are recorded directly as a charge or benefit to surplus for statutory accounting purposes.

PART C

OTHER INFORMATION

Item 27.  Exhibits

The following exhibits are filed as part of this Registration Statement:

1  Resolution of the Board of Directors of Mutual of America Life Insurance Company ("Mutual of America") authorizing establishment of Separate Account No. 3 (the "Separate Account")(1) originally filed as Exhibit 1(1)

4(a)  Form of Variable Universal Life Insurance Policy (3410-VUL)(1)—originally filed as Exhibit 1(5)(a)

4(b)  Payroll Deduction Rider(1)—originally filed as Exhibit 1(5)(b)

4(c)  Accidental Death Benefit Rider(1)—originally filed as Exhibit 1(5)(c)

4(d)  Children's Term Rider(1)—originally filed as Exhibit 1(5)(d)

5(a)  Form of Application for Variable Universal Life Insurance Policy with Conditional Receipt of Premium(2)—originally filed as Exhibit 1(10)(a)

5(b)  Form of Application for Variable Universal Life Insurance Policy with Payroll Deduction Rider(2) originally filed as Exhibit 1(10)(b)

6(a)  Charter of Mutual of America(1)—originally filed as Exhibit 1(6)(a)

6(b)  By-Laws of Mutual of America(1)—originally filed as Exhibit 1(6)(b)

8(a)  Participation Agreement, dated as of February 28, 2001, between Scudder Variable Life Investment Fund and Mutual of America(3)

8(b)(i)  Fund Participation Agreement-Separate Account No. 2, dated as of December 30, 1988, among Mutual of America, American Century Investment Management, Inc. ("ACIM") (formerly Investors Research Corporation), and American Century Variable Portfolios, Inc. ("ACVP") (formerly TCI Portfolios, Inc.) (the "American Century Agreement")(1)

8(b)(ii)  Amendment No. 1, dated as of April 29, 1994, to the American Century Agreement(1)

8(b)(iii)  Amendment No. 2, dated January 3, 2000, to the American Century Agreement(1)

8(b)(iv)  Amendment No. 3, dated January 2, 2002, to the American Century Agreement

8(c)  Shared Funding Agreement, dated as of February 28, 2001, between Mutual of America and Calvert Securities Corporation(3)

8(d)(i)  Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Mutual of America, dated of April 30th, 1995, with revised Schedule A(1)

8(d)(ii)  Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Mutual of America, dated of April 30th, 1995, with revised Schedule A(1)

8(e)  Participation Agreement among the Vanguard Variable Insurance Fund, Vanguard Group Inc. and Vanguard Marketing Corporation and Mutual of America Life Insurance Company dated as of April 29, 2005(6)

8(f)  Participation Agreement among Oppenheimer Variable Account Funds and Oppenheimer Funds, Inc. and Mutual of America Life Insurance Company dated as of April 29, 2005(6)

8(g)  Amended and Restated Participation Agreement among Variable Insurance Products Funds and Fidelity Distributors Corporation and Mutual of America Life Insurance Company dated as of April 29, 2005(6)

11  Opinion and consent of Patrick A. Burns, Esq., Senior Executive Vice President and General Counsel of Mutual of America(1)—originally filed as Exhibit 3(a)

14(a)  Consent of KPMG LLP(7)

15  No financial statements are omitted from Item 24

17  Memorandum regarding Issuance, Face Amount Increase, Transfer and Redemption Procedures for the Policies(1)—originally filed as Exhibit 9

18(a)  Power of Attorney—William T. Knowles(5)

18(b)  Power of Attorney—Maurine Haver(5)

18(c)  Power of Attorney—Roger Porter(5)

19  Code of Ethics of Mutual of America

(1)  Included in the Registration Statement on Form S-6 filed with the Commission on July 21, 1999.

(2)  Included in Pre-Effective Amendment No. 1 filed with the Commission on November 17, 1999.

(3)  Included in Post-Effective Amendment No. 2 filed with the Commission on April 19, 2001.

(4)  Included in Post-Effective Amendment No. 7 filed with the Commission on April 30, 2004.

(5)  Included in Post-Effective Amendment No. 8 filed with the Commission on February 28, 2005.

(6)  Included in Post-Effective Amendment No. 9 filed with the Commission on April 29, 2005.

(7)  Included in this Poste-Effective Amendment No. 10.

Powers of Attorney of Messrs. Moran, Altstadt, Burns, Curiale, Alexander, Harbison, Leffall and Wiesel and Mesdames Epps and Hesselbein are incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-4 (File No. 33-11023) filed with the Commission on March 1, 1999 by Mutual of America and its Separate Account No. 2.

Powers of Attorney of Messrs. Cummins and Reimer are incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 (File No. 33-11023) filed with the Commission on April 19, 2001 by Mutual of America and its Separate Account No. 2.

Power of Attorney of Mr. Connie Mack, III is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 (File No. 33-11023) filed with the Commission on April 19, 2002 by Mutual of America and its Separate Account No. 2.

Powers of Attorney of William T. Knowles, Maurine Haver and Roger Porter are attached as exhibits to Post-Effective Amendment No. 8. Filed with the Commission on February 28, 2005.

Item 28.  Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices With Depositor
Thomas J. Moran New York, New York	Chairman of the Board, President and Chief Executive Officer

Clifford L. Alexander, Jr. Washington, D.C.	Director

Kimberly A. Casiano San Juan, Puerto Rico	Director

Richard M. Cummins New York, New York	Director

Roselyn P. Epps, M.D. Bethesda, Maryland	Director

Earle H. Harbison, Jr. St. Louis, Missouri	Director

Maurine Haver New York, New York	Director

Frances R. Hesselbein New York, New York	Director

William T. Knowles Harpswell, Maine	Director

LaSalle D. Leffall, Jr., M.D. Washington, D.C.	Director

Connie Mack Washington, D.C.	Director

Name and Principal Business Address	Positions and Offices With Depositor
Roger Porter Cambridge, Massachusetts	Director

Peter J. Powers New York, New York	Director

General Dennis J. Reimer Oklahoma City, Oklahoma	Director

Elie Wiesel New York, New York	Director

Officers-Directors

Name and Principal Business Address	Positions and Offices With Depositor
Thomas J. Moran	Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)

Manfred Altstadt	Senior Executive Vice President and Chief Financial Officer

Patrick A. Burns	Senior Executive Vice President and General Counsel

Salvatore R. Curiale	Senior Executive Vice President, Technical Operations

Other Officers

Name and Principal Business Address	Positions and Offices With Depositor
Diane M. Aramony	Executive Vice President, Corporate Secretary and Assistant to the Chairman

Meyer Baruch	Senior Vice President, State Compliance and Government Regulations

Nicholas A. Branchina	Senior Vice President and Associate Treasurer

Jeremy J. Brown	Executive Vice President and Chief Actuary

Patrick Burke	Senior Vice President, National Accounts since March, 2006, prior thereto, Senior Vice President, Consulting Services

Katherine Cannizzaro	Senior Vice President, Claims, since March 2003; prior thereto, Vice President

Anne Marie Carroll	Senior Vice President and Associate General Counsel

Sean Carroll	Senior Vice President, Facilities Management

William S. Conway	Executive Vice President, Marketing and Corporate Communications

John S. Corrigan	Senior Vice President, Internal Audit, since March 2005

Paul J. Costagliola	Senior Vice President Compliance

Carson J. Dunbar, Jr.	Senior Vice President, Corporate Services, since February 2002; prior thereto, Superintendent of the New Jersey State Police

James E. Flynn	Senior Vice President, Institutional Funds since March, 2006, prior thereto Senior Vice President, International Markets

Harold J. Gannon	Senior Vice President, Corporate Tax

Gordon Gaspard	Senior Vice President, Key Client Relations since March 2006, prior thereto Senior Vice President, National Accounts

Robert Giaquinto, Boca Raton, FL	Senior Vice President, MIS Operations

Thomas E. Gilliam	Executive Vice President and Assistant to the President and Chief Executive Officer

John R. Greed	Executive Vice President and Treasurer

Jared Gutman	Executive Vice President, Technical Operations

Thomas A. Harwood	Senior Vice President, Corporate Communications

Sandra Hersko	Senior Vice President, Technical Administration

Edward J. T. Kenney	Executive Vice President, External Affairs since March 2004; prior thereto, Senior Vice President and Assistant to the President and Chief Executive Officer

Gregory A. Kleva, Jr.	Executive Vice President and Deputy General Counsel

Robert Kordecki	Senior Vice President, Key Client relations since March, 2006, prior thereto Senior Vice President, Billing and Regulatory Services/Life and Disability Claims

Name and Principal Business Address	Positions and Offices With Depositor
Nicole Lanni	Senior Vice President, Technical Services, since March 2005

Daniel LeSaffre	Executive Vice President, Human Resources and Corporate Services since March 2004; prior thereto, Senior Vice President, Human Resources and Training

Kathryn Lu	Senior Vice President and Associate General Counsel

Thomas L. Martin	Senior Vice President and Associate General Counsel

Joanne McGrane	Senior Vice President, Home Office Administration since March 2006

James McCutcheon	Senior Vice President and Associate General Counsel

Dennis McManus	Senior Vice President, Billing and Regulatory Services/Life Disability Claims since March, 2006 , prior thereto Vice President, Employee Benefits

George L. Medlin	Executive Vice President, Internal Audit

Christopher Miseo	Senior Vice President, Accounting and Financial Reporting

Lynn N. Nadler	Senior Vice President, Training Boca Raton, FL

Roger F. Napoleon	Senior Vice President and Associate General Counsel

Peter Nicklin	Senior Vice President, MIS Business Applications

James C. Peterson	Senior Vice President, Leadership Development

William Rose	Senior Vice President, Field Operations

Dennis J. Routledge	Senior Vice President, LAN/Telecommunications

Robert W. Ruane	Senior Vice President, Corporate Communications and Direct Response

Myron Schlanger	Senior Vice President & Associate Treasurer

William G. Shannon	Senior Vice President, Financial Advisory Services since March, 2006; prior thereto, Senior Vice President, Individual Financial Planning

Walter W. Siegel	Senior Vice President and Actuary

Joan M. Squires	Executive Vice President, Office of Technology

Anne M. Stanard,	Senior Vice President, Human Resources Boca Raton, FL

John Terwilliger	Senior Vice President, Facilities Management Boca Raton, FL

Eldon Wonacott,	Senior Vice President, Field Administration Boca Raton, FL

The business address of all officers-directors and offices is 320 Park Avenue, New York, New York 10022-6839, unless otherwise noted.

Item 29.  Persons Controlled By or Under Common Control with the Depositor or the Registrant

Mutual of America Life Insurance Company ("Mutual of America") is a New York mutual life insurance company, and as such no person has the direct of indirect power to control Mutual of America except by virtue of a person's capacity as a director or executive officer. Each holder of an in-force insurance policy or annuity contract issued by Mutual of America has the right to vote for the election of directors of Mutual of America at annual elections and upon other corporate matters where policyholders' votes are taken.

Mutual of America wholly owns the following companies:

•  Mutual of America Holding Company, Inc., a Delaware corporation (see below), and

•  Mutual of America Foundation, a New York not-for-profit corporation.

Mutual of America Holding Company, Inc. wholly owns the following companies:

•  Mutual of America Securities Corporation, a Delaware corporation, and

•  Mutual of America Capital Management Corporation, a Delaware corporation.

Mutual of America's consolidated financial statements include all the above subsidiaries except Mutual of America Foundation.

Mutual of America, through its separate accounts, owns substantially all of the outstanding shares of Mutual of America Investment Corporation, a Maryland corporation registered under the 1940 Act as a management investment company.

Mutual of America currently owns a significant amount, but less than a majority, of the outstanding shares of Mutual of America Institutional Funds, Inc., a Maryland corporation registered under the 1940 Act as a management investment company whose shares are publicly offered to institutional investors.

Item 30.  Indemnification

Charter of Depositor. The Charter of Mutual of America provides in substance that no director or officer shall be personally liable for damages for any breach of duty as a director except when a judgment or other final adjudication establishes that the director's acts or omissions were in bad faith, involved intentional misconduct or were acts or omissions the director knew or reasonably should have known violated New York Insurance Law or a specific standard of care imposed on directors directly by the New York Insurance Law, or which constituted a knowing violation of any other law or allowed the director to personally gain a financial profit or other advantage to which the director was not legally entitled.

By Laws of Depositor. The By-Laws of Mutual of America provide for the indemnification of present and former officers and directors of the Company (a "person") against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and reasonably incurred, if the person acted in good faith and for a purpose which the person necessarily believed to be in the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe said conduct was unlawful. Expenses incurred in defending a civil, criminal, administrative or investigative action, suit or proceeding, or threat thereof, may be paid by the Company in advance of the final disposition of such action, suit or proceeding upon an undertaking by or on behalf of the person to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the Company.

Insurance. Coverage for officers and directors of Mutual of America is provided under an Investment Management insurance policy issued by National Union Fire Insurance Company of Pittsburgh, Pennsylvania, with excess coverage by the Hartford Insurance Company, to Mutual of America Life Insurance Company et al. The aggregate limit of liability under the primary policy per year is $15 million, with a $500,000 deductible per entity insured and a $1,000 deductible for individual insureds.

Undertaking. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by its it against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Principal Underwriters

(a) Mutual of America Life Insurance Company, the depositor and principal underwriter of the Registrant, also acts as depositor and principal underwriter of Mutual of America Separate Account No. 2 and as principal underwriter of the Mutual of America Investment Corporation, and The American Separate Account No. 2 and The American Separate Account No. 3 of The American Life Insurance Company of New York.

(b) The name, business address and position of each senior officer and director of Mutual of America are listed in Item 28 above.

Item 32.  Location of Accounts and Records

Registrant's books and records are maintained primarily at 320 Park Avenue, New York, NY 10022. Certain records are maintained at Mutual of America's Financial Transaction Processing Center, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487.

Item 33.  Management Services

Not applicable.

Item 34.  Fee Representation

The Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expense expected to be incurred, and the risks assumed by the Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this post-effective amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of New York, the State of New York, the 28th day of April, 2006.

  MUTUAL OF AMERICA SEPARATE
  ACCOUNT NO. 3 (REGISTRANT)

  MUTUAL OF AMERICA LIFE
  INSURANCE COMPANY (DEPOSITOR)

  By:  /s/ MANFRED ALTSTADT

  Manfred Altstadt
  Senior Executive Vice President and
  Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 28, 2006.

Signature	Title
* Thomas J. Moran	Chairman of the Board, Chief Executive Officer and President; Director (Principal Executive Officer)

/s/ Manfred Altstadt Manfred Altstadt	Senior Executive Vice President and Chief Financial Officer; Director (Principal Financial and Accounting Officer)

* Clifford L. Alexander, Jr.	Director

* Patrick A. Burns	Senior Executive Vice President and General Counsel; Director

* Richard M. Cummins	Director

* Salvatore R. Curiale	Senior Executive Vice President, Technical Operations; Director

* Roselyn P. Epps, M.D.	Director

* Earle H. Harbison, Jr.	Director

Signature	Title
* Maurine Haver	Director

* Frances R. Hesselbein	Director

* William T. Knowles	Director

* Lasalle D. Leffall, Jr., M.D.	Director

* Connie Mack, III	Director

* Roger Porter	Director

* Dennis J. Reimer	Director

* Elie Wiesel	Director

*By:  /s/ MANFRED ALTSTADT

Manfred Altstadt Attorney-in-Fact

List of Exhibits

14(a)  Independent Registered Public Accounting Firm's Consent